CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                                                   Exhibit 10.17

--------------------------------------------------------------------------------
FORM CD-450             U.S. DEPARTMENT OF COMMERCE
(REV. 10-93)                                                         COOPERATIVE
DAO 203-26                                            |_| GRANT  |X| AGREEMENT
                                                      --------------------------
               FINANCIAL ASSISTANCE AWARD             ACCOUNTING CODE
                                                             **SEE BELOW
--------------------------------------------------------------------------------
RECIPIENT NAME                                        AWARD NUMBER
Plug Power, LLC                                              70NANB8H4039
--------------------------------------------------------------------------------
STREET ADDRESS                                        FEDERAL SHARE OF COST
968 Albany-Shaker Road                                $       4,737,848.00
--------------------------------------------------------------------------------
CITY, STATE, ZIP CODE                                 RECIPIENT SHARE OF COST
Latham, NY 12110                                      $       5,000,000.00
--------------------------------------------------------------------------------
AWARD PERIOD                                          TOTAL ESTIMATED COST
01/01/1999 - 12/31/2000                               $       9,737,848.00
--------------------------------------------------------------------------------
DEPARTMENT OF COMMERCE OPERATING UNIT
NATIONAL INSTITUTE OF STANDARDS AND TECHNOLOGY GRANTS OFFICE
BUILDING 301, ROOM B129, GAITHERSBURG, MARYLAND 20899-0001
--------------------------------------------------------------------------------
AUTHORITY
P.L.100-418, Section 5131 (codified at 15 USC 278n) as modified by P.L.102-245
--------------------------------------------------------------------------------
PROJECT TITLE
Distributed Premium Power Fuel Cell Systems Incorporating Novel Materials and Assembly Techniques under Advanced Technology Program (ATP) 98-03
--------------------------------------------------------------------------------
This Award approved by the Grants Officer is issued in triplicate and constitutes an obligation of Federal funding. By signing the three documents, the Recipient agrees to comply with the Award provisions checked below and attached. Upon acceptance by the Recipient, two signed Award documents shall be returned to the Grants Officer and the third document shall be retained by the Recipient. If not signed and returned by the Recipient within 15 days of receipt, the Grants Officer may declare this Award null and void.

|X|   Department of Commerce Financial Assistance Standard Terms and Conditions

|X|   Special Award Conditions

|X|   Line Item Budget
                                                   PLEASE RETAIN FOR YOUR
                                                           RECORDS
|_|   0MB Circular A-21, Cost Principles for Educational Institutions

|_|   0MB Circular A-87, Cost Principles for State and Local Governments

|X| 0MB Circular A-110, Grants and Agreements with Institutions of Higher Education, Hospitals, and Other Nonprofit Organizations Uniform Administrative Requirements

|_|   0MB Circular A-122, Cost Principles for Nonprofit Organizations

|_| 15 CFR Part 24, Uniform Administrative Requirements for Grants and Cooperative Agreements to State and Local Governments

|_|   15 CFR Part 29a, Audit Requirements for State and Local Governments

|_| 15 CFR Part 29b, Audit Requirements for Institutions of Higher Education and Nonprofit Organizations

|X|   48 CFR Part 31, Contract Cost Principles and Procedures

|X|   Other(s): General Terms and Conditions Advanced Technology Program-9/98,
Program- Specific Audit Guidelines for Advanced Technology Program - Joint Venture - 11/96 **ACCOUNTING CODE: CC:8/474-0342 Obj. Cl. 4110 Req. No. 8/474-4273 $2,760,011.00 B-AE93-N-C-F-N-A-36-41399 EIN: 16-1528998 474/G. Ceasar
--------------------------------------------------------------------------------
SIGNATURE OF DEPARTMENT OF COMMERCE GRANT OFFICER       TITLE           DATE
Shamim A. Shaikh /s/ Shamim A. Shaikh                   Grants Officer  9/30/98
--------------------------------------------------------------------------------
TYPED NAME AND SIGNATURE OF AUTHORIZED RECIPIENT OFFICIAL  TITLE        DATE
/s/ [ILLEGIBLE]                                            Pres & CEO
--------------------------------------------------------------------------------

ELECTRONIC FORM                                                 3

                            SPECIAL AWARD CONDITIONS
                   ADVANCED TECHNOLOGY PROGRAM - JOINT VENTURE
                                 Plug Power, LLC
                     COOPERATIVE AGREEMENT NO. 70NANB8H4039

1. RECIPIENT JOINT VENTURE ADMINISTRATOR CONTACT

The Recipient Joint Venture Administrator Contacts' name, title, address, and telephone number are:

(Technical)       Dr. William Ernst
                  Vice President & Technical Director
                  Plug Power, LLC
                  968 Albany-Shaker Road
                  Latham, NY 12110
                  (518) 785-2859

(Administrative)  John Law
                  Manager of Mobile & Government Programs
                  Plug Power, LLC
                  968 Albany-Shaker Road
                  Latham, NY 12110
                  (518) 785-2137

2. JOINT VENTURE MEMBER(S)

The organization(s) named below have been approved as joint venture member(s) to conduct research described in the Recipient's proposal which is incorporated into this award. Any changes or new member(s) must be approved in writing by the Grants Officer:

1) Plug Power, LLC, Latham, NY

2) W.L. Gore & Associates, Inc., Elkton, MD

3. GRANTS OFFICER

The Grants Officers name, address, and telephone number are:

                                  Shamim Shaikh
                 National Institute of Standards and Technology
                              Bldg. 301, Room B129
                           Gaithersburg, MD 20899-0001
                                 (301) 975-6558

4. GRANTS SPECIALIST

The Grants Specialist's name, address, and telephone number are:

                                Timothy M. Lynch
                 National Institute of Standards and Technology
                              Bldg. 301, Room B129
                           Gaithersburg, MD 20899-0001
                                 (301) 975-6621

5. PROJECT MANAGEMENT

a. The Technical Project Manager's name, address, and telephone number are:

                                  Gerald Ceasar
                 National Institute of Standards and Technology
                              Bldg. 101, Room A225
                           Gaithersburg, MD 20899-0001
                                 (301) 975-5069

b. The Business Project Manager's name, address, and telephone number are:

                                   Frank Power
                 National Institute of Standards and Technology
                              Bldg. 101, Room A225
                           Gaithersburg, MD 20899-0001
                                 (301) 975-5057

6. PROJECT DESCRIPTION

All research shall be conducted in accordance with the Recipient's proposal dated April 7, 1 998, and revised budget dated August 12, 1998.

7. FUNDING LIMITATIONS

The scope of work and budget incorporated into this award covers a two-year period (referred to as the "project period") for a total amount of $4,737,848.00 in Federal funds. However, Federal funding available at this time is limited to $2,760,011.00 for the first year period (referred to as the "budget period"). Receipt of any additional funding up to the level projected under this award is contingent upon the availability of funds from Congress, satisfactory performance, and will be at the sole discretion the National Institute of Standards and Technology (NIST). The Recipient may not obligate, incur any expenditures, nor engage in any commitments which involve any amount in excess of the Federal amount presently available. No legal liability exists or will result on the part of the Federal Government for payment of any portion of the remaining funds which have not been made available under the award. If additional funds are not made available, any expenses incurred related to closeout activities must be funded from the amount already made available under this award. The notice of availability or non-availability of additional funding for the second and final year(s) will be made in writing by the Grants Officer. Only the Grants Officer is authorized to obligate funds. No other verbal or written notice should be relied upon by the Recipient. The Grants Officer's written notification shall be made prior to or no later than 30 days

Special Award Conditions/ATP-JV/09-98
after the expiration of each year's activities.

Anticipated Future Funding:

Year 2: $1,977,837.00 (From 01/01/00 to 12/31/00)

8. JV CONTINGENCY:

NO costs (Federal or Non-Federal) shall be incurred or charged to this cooperative agreement until the Grants Officer has received and approved in writing the following:

A. The Joint Venture (JV) Agreement which must include, but is not limited to, the following provisions: (a) a Power of Attorney clause, which designates an organization to serve as the collaboration's Administrator and to enter into this cooperative agreement for and on behalf of the entire JV; (b) an Intellectual Property Plan, which delineates the disposition of the collaboration's intellectual property; (c) a Governmental Use License, which grants to the Government a right to use the intellectual property created under the ATP-sponsored project; (d) a Precedence clause, which relegates the terms of the JV agreement to those of the NIST cooperative agreement; (e) Addition, Withdrawal and Termination provisions, outlining the collaboration's intended mechanisms for each action; and (f) a Liability and/or Indemnification clause(s), stating the ways in which liability issues will be handled by the collaboration.

B. A copy of the notification letter sent to both the Department of Justice and the Federal Trade Commission regarding the JV and its membership and proposed area of technical collaboration.

The above documentation must be submitted to the Grants Office within ninety
(90) days from the date of the execution of this cooperative agreement award by the Grants Officer. This cooperative agreement may be terminated by the Grants Officer for cause if the fully executed JV agreement is not submitted timely.

9. COST SHARE

For the first year period, the cost sharing ratio applicable to this award is the Recipient's contribution of 51.24% ($2,900,000) and NIST's contribution of 48.76% ($2,760,011). Recipients must meet or exceed the cost share ratio on a quarterly financial reporting basis.

Special Award Conditions/ATP-JV/09-98

                          GENERAL TERMS AND CONDITIONS
                          ADVANCED TECHNOLOGY PROGRAM

                                 September 1998

1. Order of Precedence of Terms and Conditions of Award
2. Referenced Requirements
3. Modifications of the Award
4. Requirements for Continuing Financial Assistance
5. NIST Project Management Team
6. Substantial Involvement
7. Technical/Business Reports & Plan
8. Prior Approval Requirements
9. Unallowable Costs
10. Purchase of American-Made Equipment and Products
11. Non-Expendable Property
12. Termination
13. Refunds
14. Audits
15. Closeout of Cooperative Agreement
16. Use of Name or Endorsements
17. Publication Guidelines
18. Protection of Human Subjects
19. Care and Use of Vertebrate Animals
20. Bureau of Export Administration (BXA) Clearance
21. North American Free Trade Agreement Patent Notification Procedures
22. Liability
23. Intellectual Property

                          GENERAL TERMS AND CONDITIONS
                           ADVANCED TECHNOLOGY PROGRAM

This document applies to all Recipients of the Advanced Technology Program (ATP) Cooperative Agreements. ATP Recipient is defined to include all single company Recipients and each individual company that is identified in the Special Award Conditions and is a signatory to the Joint Venture agreement (approved in writing by the NIST Grants Officer).

1. ORDER OF PRECEDENCE OF TERMS AND CONDITIONS OF AWARD

Where the terms of the award and proposal differ, the terms of the award shall prevail. The Recipient is obligated to bring to the attention of the Grants Specialist any perceived difference between any terms and conditions and the proposal.

2. REFERENCED REQUIREMENTS

The ATP Rule, 15 CFR Part 25; the ATP Notice of Availability of Funds, 62 Fed. Reg. 65679 (December 15, 1997); and the ATP Proposal Preparation Kit (December
1997), are hereby incorporated into the award by reference.

3. MODIFICATIONS OF THE AWARD

The Grants Officer is the ONLY authorized agent at NIST with the authority to bind the Federal Government; and to take actions to amend, suspend, and terminate the cooperative agreement.

If either party desires a modification to this award, the parties shall, upon reasonable notice of the proposed modification by the party desiring the change, confer in good faith to determine the desirability of such modification. Such modification shall not be effective until a written award amendment is signed by the Grants Officer and counter-signed by the Recipient.

4. REQUIREMENTS FOR CONTINUING FINANCIAL ASSISTANCE

a. With respect to any technology arising from assistance provided by NIST under this award, the Recipient shall promote the manufacture of products resulting from that technology within the United States and shall procure parts and materials from competitive United States suppliers to the extent practical.

b. At any time within the life of this award should the Recipient cease to have a majority control or ownership by individuals who are citizens of the United States, the Recipient shall notify the NIST Grants Officer of that fact, in writing, within FIFTEEN (15) days.

c. NIST may, within thirty (30) days after notice to Congress, suspend a company from continued assistance under this award if NIST determines that the company or a parent company has failed to satisfy any of the criteria contained in paragraphs a. and b. of this term, and that it is in the national interest of the United States to do so.

5. NIST PROJECT MANAGEMENT TEAM

The NIST Project Management Team (PMT) includes an ATP Project Manager, a NIST Grants Specialist, and one or more ATP technical and business specialists. The ATP Project Manager is responsible for working with the Recipient, including making recommendations to the NIST Grants Officer throughout the life of the project to ensure that the project progresses towards the objectives stated in the proposal in an optimal way. The ATP Project Manager (and other members of the PMT as appropriate) shall participate in a project start or kickoff meeting, annual reviews, and a close-out meeting prior to the expiration of the award. The ATP Project Manager is responsible for:

a. General oversight and project management functions associated with this cooperative agreement.

b. Arranging kickoff meetings, annual review meetings, and final closeout meetings.

c. Monitoring the project to ensure that it is executed in accordance with the proposal and this award. Analyzing the quarterly, annual, and final reports, and consulting with other members of the team on issues so as to be able to assess progress or lack thereof.

d. Recommending appropriate action to the NIST Grants Officer if the project is failing to meet its objectives or needs administrative assistance to propose modifications to this agreement for evaluation by the Project Team.

6. SUBSTANTIAL INVOLVEMENT

A cooperative agreement has been selected as the funding instrument for this project, because of the planned substantial involvement of NIST in the following areas:

a. Approval of go/no go decision points at various project stages before subsequent stages of a project may continue;

b.    Concurrence with subcontract plans in excess of $100,000;

c. Approval of key personnel (including such positions as President, Chief Financial Officer, Principal Investigator, and/or Project Manager);

d.    Approval of changes in Joint Venture membership.

General Terms and Conditions/ATP/09-98

7. TECHNICAL/BUSINESS REPORTS AND PLANS

The Recipient shall provide access to information throughout the project life cycle that is required to assess the project's progress or lack thereof. In addition to monitoring the technical work, NIST requires business information, pertaining to the project during its life. In addition to monitoring the technical work, NIST requires business information, pertaining to the project during the course and for six years after its end in order to assess progress towards commercialization, the degree of adoption of the technology, and the impact of the project on the economy. When special economic studies or case studies are carried out that involve the Recipient, the ATP Project Manager may delegate the responsibility for coordinating the participation of the Recipient in such studies to a business specialist or the ATP Economic Assessment Office.

a. TECHNICAL REPORTING:

The Recipient shall submit technical performance reports in triplicate (one original and two copies). Two copies shall be submitted to the ATP Project Manager and the original report to the Grants Officer in the same frequency as the Financial Status Report (SF 269). Technical performance reports shall contain information as prescribed in OMB Circular A-110 Section ___.51. See Attachment A for an optional structure or format for compiling the technical report.

The final technical report may not be consolidated with the technical report for the final quarter.

b. BUSINESS REPORTING:

The Recipient shall submit business reports in accordance with the "Guidelines for Reporting on Business Progress and Economic Impacts" (see Attachment B).

8. PRIOR APPROVAL REQUIREMENTS

In addition to the requirements specified in OMB Circular A-110 Section __.25, the following changes require prior written approval from the NIST Grants
Officer:

a. The transfer of funds among direct cost categories exceeding 10% of the approved total annual budget for each single Recipient or joint venture participant for each approved project year. Recipients are not authorized to create new budget categories without prior approval.

b. Revisions to Ownership and/or Dissolution of Recipients (Recipients include the single applicant company and all participants under a Joint Venture Agreement). These changes include but are not limited to: 1) when a company is acquired by, or merges with, any other company, including a foreign company; 2) when the company is no longer majority-owned by U.S. citizens; and 3) when only two for profit companies are participating in a JV and one of them ceases participation. In the first case, the Recipient should include in the written notification to the NIST Grants Officer the following information: date of final acquisition or merger; name and address of any new foreign parent and amount of ownership; whether the Recipient intends to complete its assigned tasks with the same commitment and at the same location; and how this change in ownership will affect the project's projected benefits to the United States. The NIST Grants Officer reserves the right to ask for clarification and/or additional information. In the second case, the Recipient should provide details of the change in ownership and whether it affects the Recipient's assigned tasks in any way. In the third case, the Recipient shall provide details regarding the circumstances of the departure, and plans for replacing the departing company with another for-profit organization.

      In the event a Recipient requests prior approval for any of the above, the Recipient must provide documentation of the Recipient's intent to notify the Department of Justice and the Federal Trade Commission of these changes and/or deletion of members.

9. UNALLOWABLE COSTS

a. Construction of new buildings or extensive renovations of existing laboratory buildings. However, construction of experimental research and development facilities to be located within a new or existing building are allowable provided that the equipment or facilities are essential for carrying out the proposed scientific and technical project and are approved by the Grants Officer.

b. Indirect costs for single companies. (However, if a joint venture proposer, indirect costs are allowable. If the company's indirect cost rate is over 100 percent of direct costs, NIST reserves the right to limit such costs.)

c. Profit, management fees, interest on borrowed funds, or facilities capital cost of money.

d. Bid and proposal (B&P) costs, tuition costs, marketing surveys or commercialization studies, and general business planning unless they are incorporated into a Federally approved indirect cost rate for a joint venture participant. (However, a university participating in an ATP project as a subcontractor or as a joint venture partner may charge ATP for tuition remission or other forms of compensation in lieu of wages paid to

General Terms and Conditions/ATP/09-98
      university students working on ATP projects only as provided in OMB Circular A-21, section J.41.)

e. Single company and joint venture participants may not subcontract to another part of the same company or to another company with identical or nearly identical ownership. Work proposed by another part of the same company or by another company with identical or nearly identical ownership should be shown as funded through inter-organizational transfers that do not contain profit. Inter-organizational transfers should be broken down by budget categories in a similar manner to all other tasks.

10. PURCHASE OF AMERICAN-MADE EQUIPMENT AND PRODUCTS

Recipients are encouraged, to the greatest extent practicable, to purchase American-made equipment and products with funding provided under this award.

11. NON-EXPENDABLE PROPERTY

For Joint Venture awards, title to any equipment purchased under the award that may be in the name of a departing participant and that continues to be needed on the project shall be transferred to the Joint Venture Administrator for continued use on the project. The departing participant shall be compensated by the Joint Venture for its contribution to the purchase of the equipment by applying its percentage of the cost of the equipment to the current fair market value of the equipment. Should the equipment no longer be needed on the project, the departing participant shall request disposition instructions in accordance with OMB Circular A-110, Section __.34.

12. TERMINATION

In accordance with OMB Circular A-110, Sections __.61(a)(2) and __.62, this award may be terminated by the mutual consent of NIST and the Recipient, in which case the parties shall agree upon the termination conditions, including the effective end date. In accordance with OMB Circular A-110, Section __.61(a)(1), NIST may also terminate this award if NIST determines that the statutory purposes under 15 USC 278n(a) of the research and technical development funded under the award can no longer be served or the recipient has been determined to be otherwise in material non-compliance with the terms and conditions of the award.

13. REFUNDS

The Recipient shall submit all refund checks to the DoC accounting office identified below and notify the Grants Office upon submission. All checks must identify on their face that NIST is funding the award, the award number, and no more than a two-word description to identify the reason for the refund. Submit to:

                 National Institute of Standards and Technology
                               Accounts Receivable
                              Bldg. 101, Room A825
                           Gaithersburg, MD 20899-0001

14. AUDITS

a. ALL ATP Recipients are required to provide sufficient funds in the project multi-year budget to have project audits performed, including audits of all joint venture participants. Subrecipients and subcontractors, including universities, who receive funding under the ATP project totaling more than $300,000 each are also subject to audit to determine the appropriateness of direct and indirect costs charged to the ATP project.

b. It is the responsibility of the Recipient to ensure that audits are performed within 90 days of the end of the project period to be audited. The audits may be performed by the Recipient's CPA firm. However, the Department of Commerce Office of Inspector General (DoC/OIG) reserves the right to carry out audits at any time it deems necessary and appropriate. ATP Recipients are required, when requested, to undergo audits (e.g., audits of cost-accounting systems, direct-cost expenditures, indirect cost rates, or other periodic reviews) by the DoC/OIG or a cognizant or oversight Federal agency.

c. All audits shall be performed in accordance with the following:

(1) For awards less than 24 months, an audit is required within 90 days from the project expiration date.

(2) For 2-, 3-, or 4-year awards, an audit is required after the first year and within 90 days from the project expiration date.

(3) For 5-year awards, an audit is required after the first year, third year, and within 90 days of the project expiration date.

(4) Audits of withdrawing participants must be completed within 90 days of the last date of participation.

Audits of all Recipients shall be conducted pursuant to:

(1) For both single company and joint venture Recipients, the Government Auditing Standards (GAS), issued by the Comptroller General of the United States (the Yellow Book), in conjunction with two (2) or three (3) below.

(2)   For single company Recipients only, the NIST Program-

General Terms and Conditions/ATP/09-98

      Specific Audit Guidelines for Advanced Technology Program (ATP) Cooperative Agreements with Single Companies, issued by the DoC/OIG dated November 1996.

(3) For joint venture Recipients, the NIST Program-Specific Audit Guidelines for Advanced Technology Program (ATP) Cooperative Agreements with Joint Ventures, issued by the DoC/OIG dated November 1996.

The NIST ATP Audit Guidelines are designed to focus on the compliance element of the audit and on information needed by the financial and program managers of the ATP. The internal control element is similar to the requirement under Generally Accepted Government Auditing Standards (GAGAS) and a separate report on Internal Controls will not be required.

The Recipient shall submit two copies of the audit report to the NIST Grants Officer and one copy to the Office of the Inspector General as identified in the ATP Audit Guidelines. In the event that the submission of the reporting of the audit conflicts the with Recipient's accounting schedules the Recipient may submit a proposal to the NIST Grants Officer for consideration of an alternative project audit schedule in order to complement the scheduling of commercial audits. The Recipient must submit an alternative schedule within ninety 90 days from the start date for the first budget year. Acceptance of an alternative audit schedule is at the discretion of the NIST Grants Officer and will be evaluated on a case by case basis.

15.   CLOSEOUT OF COOPERATIVE AGREEMENT

In accordance with the guidelines established in OMB Circular A-110, Subpart D-.71, and the Department of Commerce Standard Terms and Conditions dated November 1998, item number A.06, only those costs associated with compiling the final reports (technical, business, financial, patent, equipment inventory, and closeout audit), shall be allowed during the ninety (90) day closeout period. The closeout meeting with the ATP is not considered a closeout-related activity.

Therefore, the Recipient must participate in a closeout (end-of-project) meeting with NIST officials prior to the expiration date of the award. The Recipient must provide adequate funds in the project budget to ensure participation by all appropriate members in the closeout meeting. The NIST Technical Project Manager will provide the Recipient with instructions for the closeout meeting.

16. USE OF NAME OR ENDORSEMENTS

a. The Recipient or its subcontractors shall not, without the prior approval of NIST, use the name of NIST or the Department of Commerce on any product or service which is directly or indirectly related to either this award or any patent license or assignment agreement which relates to this award.

b. By entering into this award, NIST does not directly or indirectly endorse any product or service provided or to be provided by the Recipient, its successors, assignees, or licensees. The Recipient, or its subcontractors, shall not in any way imply that this award is an endorsement of any such product or service.

17.   PUBLICATION GUIDELINES

In any publications, the Recipient shall acknowledge support of the technology development by NIST. Normally this is done by a footnote reading, "This work was performed under the support of the U.S. Department of Commerce, National Institute of Standards and Technology, Advanced Technology Program, Cooperative Agreement Number 70NANBXHXXXX," or words to that effect.

18. PROTECTION OF HUMAN SUBJECTS

No research involving human subjects is permitted under this award unless expressly authorized by Special Award Condition or otherwise in writing by the Grants Officer.

In accordance with Federal policy, a human subject is defined as a living individual about whom an investigator conducting research obtains 1) data through intervention or interaction with the individual, or 2) identifiable private information. Research means a systematic investigation, including research and development, testing and evaluation, designed to develop or contribute to generalizable knowledge.

Department of Commerce Regulations, 15 CFR Part 27, require that recipients maintain appropriate policies and procedures for the protection of human subjects. In the event it becomes evident that human subjects may be involved in this project, the Recipient shall submit appropriate documentation to the Grants Officer for review and approval. This documentation may take the form of :

a) Documentation establishing approval of the project by an Institutional Review Board qualified under Section 27.103 of Title 15 of the CFR; or

b)    Documentation to support an exemption for the project from 15 CFR Part 27.

No work may be undertaken or conducted, or costs incurred or charged to the project, until the NIST Grants Officer's approval of the above documentation is provided in writing.

Failure to meet the above requirements prior to the conduct of activities involving human subjects shall be considered material non-compliance with the terms of the award. The Grants Officer may take appropriate action under Article L.01

General Terms and Conditions/ATP/09-98
of the Department of Commerce Financial Assistance Standard Terms and Conditions, including termination of the award.

19. CARE AND USE OF VERTEBRATE ANIMALS

No research involving vertebrate animals is permitted under this award unless expressly authorized by Special Award Condition or otherwise in writing by the Grants Officer.

The Department of Commerce requires Recipients of financial assistance awards to comply, as applicable, with the Animal Welfare Act as amended, and implementing regulations (7 USC 2131 et seq., 9 CFR parts 1, 2, and 3), and other Federal statutes and regulations relating to animals.

In the event it becomes evident that vertebrate animals may be involved in this project, the Recipient shall submit appropriate documentation to the ATP Program
Manager:

(1) A completed Extramural Animal Study Proposal Form (NIST-1258).

(2) Copies of other governmental approvals for Recipient's animal care and use procedures showing the current status and expiration dates of Recipient's USDA Animal Welfare Act registration. A copy of the Animal Welfare assurance from the Office of Protection from Research Risk (OPRR) of the Public Health Service/National Institutes of Health (PHS/NIH) should be provided if available. [NOTE: Recipients housing only rodents or birds within their facilities may not have these assurances and must submit evidence of Association for the Assessment and Accreditation of Laboratory Animal Care (AAALAC) accreditation.]

(3) A copy of the Institutional Animal Care and Use Committee (IACUC) approved Animal Study Proposal (ASP) with expiration date. Certification that the Principal Investigator and other personnel involved in the care and use of the animals are trained as required by NIST and the PHS/NIH Guide for the Care and Use of Laboratory Animals should be included in the ASP.

No work involving vertebrate animals may be undertaken or conducted, or costs incurred or charged to the project until the NIST Grants Officer's approval of the above documentation is provided in writing.

The Recipient must inform the ATP Project Manager in writing of any proposed deviation from procedures involving animals described in Form NIST-1258, any change in personnel and their training, and change in the status of their PHS/NIH assurance or other government inspecting bodies, and the results of any inspections of their animal care facilities that take place during the course of the award.

20. BUREAU OF EXPORT ADMINISTRATION (BXA) CLEARANCE

a. The Recipient agrees to adhere to the U.S. Export Administration laws and regulations and shall not export or re-export, directly or indirectly, any technical data created with Government funding under this award to any country for which the United States Government or any agency thereof, at the time of such export or re-export requires an export license or other Governmental approval without first obtaining such licenses or approval and the written clearance of the NIST Grants Officer.

b. The Bureau of Export Administration (BXA) shall conduct an annual review for any relevant information about the Recipient. NIST reserves the right to take appropriate action in accordance with Article L.01 of the Department of Commerce Financial Assistance Standard Terms and Conditions, in the event that significant adverse information about the Recipient is reported to the NIST Grants Officer by BXA.

21. NORTH AMERICAN FREE TRADE AGREEMENT PATENT NOTIFICATION PROCEDURES

Pursuant to Executive Order 12889, the DoC is required to notify the owner of any valid patent covering technology whenever the DoC or its financial assistance Recipient, without making a patent search, knows (or has demonstrable reasonable grounds to know) that technology covered by a valid United States patent has been or will be used without a license from the owner. To ensure proper notification, if the Recipient uses or has used patented technology under this award without a license or permission from the owner, the Recipient must notify the DoC Patent Counsel at the following address, with a copy to the NIST Grants Officer:

     Department of Commerce
     Office of Chief Counsel for Technology
     Patent Counsel
     14th Street and Constitution Avenue, NW
     Room H-4610
     Washington, D.C. 20230

The notification shall include the following information:

a.    The award number

b.    The name of the DoC awarding agency

c.    A copy of the patent

d.    A description of how the patented technology was used

e. The name of the Recipient contact, including an address and telephone number

General Terms and Conditions/ATP/09-98

22. LIABILITY

a. Property

The U.S. Government shall not be responsible for damage to or resulting from any property provided to the Recipient, or its subrecipients and subcontractors, or acquired by the Recipient, or its subrecipients and subcontractors, pursuant to this award.

b. No Warranty

NIST makes no express or implied warranty as to any matter whatsoever, including the conditions of the research or any invention or product, whether tangible or intangible, made, or developed under this award, or the ownership, merchantability, or fitness for a particular purpose of the research or any invention or product made or developed under this award.

c. Disclaimer

(1) The United States expressly disclaims any and all responsibility to the Recipients or third persons for the actions of the Recipient or third persons resulting in death, bodily injury, property damage, or any other losses resulting in any way from the performance of this award or any subaward or subcontract under this award.

(2) The acceptance of this award by the Recipient does not in any way constitute an agency relationship between the United States and the Recipient.

d. Force Majeure

Neither party shall be liable for any unforeseeable event beyond its reasonable control not caused by the fault or negligence of such party, which causes such party to be unable to perform its obligations under this award (and which it has been unable to overcome by the exercise of due diligence), including, but not limited to: flood, drought, earthquake, storm, fire, pestilence, lightning and other natural catastrophes, epidemic, war, riot, civic disturbance or disobedience, strikes, labor dispute, or failure, threat of failure, or sabotage of the Recipient or subcontractor facilities, or any order or injunction made by a court or public agency. In the event of the occurrence of such a force majeure event, the party unable to perform shall promptly notify the other party. It shall further use its best efforts to resume performance as quickly as possible and shall suspend performance only for such period of time as is necessary as a result of the force majeure event.

23. INTELLECTUAL PROPERTY

a. Rights in Data

(1) The Government shall have certain rights to use data first produced in the performance of the award, whether or not the data is copyrighted. The Recipient may establish claim to copyright subsisting in any data first produced in the performance of the award. When claim is made to copyright, the Recipient shall affix the applicable copyright notice of 17 U.S.C. 401 or 402 and acknowledgment of Government sponsorship to the data when and if the data are delivered to the Government, are published, or are deposited for registration as a published work in the U.S. Copyright Office. The Recipient shall grant to the Government, and others acting on its behalf, a paid up, nonexclusive, irrevocable, worldwide license for all such data to reproduce, prepare derivative works, perform and display publicly, and for data other than computer software to distribute to the public by or on behalf of the Government.

(2) The licenses granted to the Government under this Term shall not be considered as a waiver of the publication of research results requirements of
Section 278 n(d)6 of Title 15 of the United States Code: "Intellectual property owned or developed by any business receiving funding may not be disclosed by any officer or employee of the federal government except in accordance with a written agreement between the owner or developer and the Program."

b. Patent Rights

1. Definitions

a. "Company" means a for-profit organization, including sole proprietors, partnerships or corporations.

b. "Invention" means any invention or discovery which is or may be patentable or otherwise protectable under Title 35 of the United States Code.

c. "Made" means, when used in relation to any Invention, the conception or first actual reduction to practice of such invention.

d. "Practical Application" means to manufacture in the case of a composition or product, to practice in the case of a process or method, or to operate in the case of a machine or system; and, in each case, under such conditions as to establish that the invention is being utilized and that its benefits are, to the extent permitted by law or government regulations, available to the public on reasonable terms.

e. "Subject Invention" means any invention of the Recipient conceived or first actually reduced to practice in the performance of work under this award.

(2) Ownership of Inventions

The Recipient or, if appropriate, its contractor(s) and/or subcontractor(s), shall have the entire right, title, and interest throughout the world to each Subject Invention according to the provisions of this clause, provided that this party is a company or companies organized in the United States. Joint ventures shall provide to NIST a copy of their written

General Terms and Conditions/ATP/09-98
agreement which defines the disposition of ownership rights among the members of the joint venture, and their contractor and/or subcontractors as appropriate, in accordance with the first sentence of this paragraph. However, the United States hereby reserves a nonexclusive, nontransferable, irrevocable paid-up license, to have practiced for or on behalf of the United States, in connection with any such invention. Title to any such invention shall not be transferred or passed, except to a company organized in the United States, until the expiration of the first patent obtained in connection with such invention.

(3) Invention Disclosure, United State License and Filing of Patent Application by Recipient

(a) The Recipient shall disclose each subject invention to NIST within two months after the inventor discloses it in writing to Recipient personnel responsible for patent matters. The disclosure to NIST shall be in the form of a written report and shall identify the award under which the invention was made and the inventor(s). It shall, at a minimum, contain the following information:

o     the title of the invention;

o     the names of all inventors;

o     the name and address of the assignee (if any;

o an acknowledgement that the United States has rights in the subject invention (i.e., the Governmental Use License);

o     the filing date of the present invention;

o     an abstract of the disclosure;

o     a description or summary of the present invention;

o     the background of the present invention or the prior art;

o     a description of the preferred embodiments; and

o     what matter is claimed

One original and two copies of all patent reports shall be submitted to:

NIST
Grants Office
Bldg., 301 Room B129
Gaithersburg, MD 20899-0001
Cooperative Agreement No: ______________

Each report shall also include the use of the invention and whether a manuscript describing the invention has been submitted for publication and, if so, whether it has been accepted for publication at the time of disclosure. In addition, after disclosure to NIST, the Recipient will promptly notify NIST of acceptance of any manuscript describing the invention for publication or of any sale or public use planned by the Recipient.

(b) The Recipient shall notify NIST within two years of disclosure to NIST whether or not the Recipient intends to file a patent application on any subject invention. In the event a patent application is filed on a subject invention, upon issuance of the patent, the Recipient shall promptly notify NIST, providing the Grants Officer with the Serial Number of the patent as issued, the date of issuance, a copy of the disclosure as issued, and if appropriate, the name, address, and telephone number(s) of an assignee.

(c) Requests for extension of the time for disclosure, election, and filing under paragraphs b.(3)(a) and b.(3)(b) of this Term may be permitted at the discretion of NIST.

(4) Recipient Action to Protect the Government's Interest

(a) The Recipient agrees to execute or to have executed and promptly deliver to NIST all instruments necessary to establish or confirm the rights the United States Government has throughout the world in those subject inventions to which the Recipient has filed a patent application in which the United States has reserved a non-exclusive license.

(b) The Recipient shall require, by written agreement, its employees, other than clerical and nontechnical employees, to disclose promptly in writing to personnel identified as responsible for the administration of patent matters and in a format suggested by the Recipient, each subject invention made under the award in order that the Recipient can comply with the disclosure provisions of paragraph b.3. of this Term, and to execute all papers necessary to file patent applications on subject inventions and to establish the Government's rights in the subject inventions. This disclosure format should require, as a minimum, the information required by b.3.(a) of this Term. The Recipient shall instruct such employees through employee agreements or other suitable education programs on the importance of reporting inventions in sufficient time to permit the filing of patent applications prior to United States or foreign statutory bars.

(c) The Recipient shall promptly notify NIST of any decisions not to continue the prosecution of a patent application, the payment of maintenance fees, or the defense in a reexamination or opposition proceeding on a patent in any country.

(d) The Recipient agrees to include, within the specification of any United States patent application and any patent issuing thereon covering a subject invention, the following statements:

This invention was made with United States Government support under (identify the cooperative agreement number) awarded by NIST.

The United States Government has certain rights in the invention.

General Terms and Conditions/ATP/09-98

(5) Subcontracts

The Recipient shall include in all subcontracts, regardless of tier , for experimental, developmental, or research work, a patent rights clause, as appropriately modified, comparable to this term. However, if the subcontractor is not a company or companies organized in the United States, the patent rights clause shall provide that title to each subject invention made by the subcontractor shall vest with the Recipient.

(6) Reporting on Utilization of Subject Inventions

The Recipient agrees to submit on request, no more frequently than annually, periodic reports on the utilization of a subject invention or on efforts at obtaining such utilization that are being made by the Recipient or its licensees or assignees. Such reports shall include information regarding the status of development, date of first commercial sale or use, gross royalties received by the Recipient, and such other data and information as NIST may reasonably specify. The Recipient also agrees to provide additional reports as may be requested by NIST in connection with any march-in proceeding undertaken by NIST in accordance with paragraph b.7. of this Term. Such information shall be treated by NIST as commercial and financial information and thus as privileged and confidential and not subject to disclosure under section 552 of Title 5 of the United States Code.

(7) Preference for United States Industry

Notwithstanding any other provision of this Term, the Recipient agrees that neither it nor any assignee will grant to any person the exclusive right to use or sell any subject inventions in the United States unless such person agrees that any products embodying the inventions will be manufactured substantially in the United States. However, in individual cases, the requirement for such an agreement may be waived by NIST upon a showing by the Recipient or its assignee that reasonable but unsuccessful efforts have been made to grant licenses on similar terms to potential licensees that would be likely to manufacture substantially in the United States or that, under the circumstances, domestic manufacture is not commercially feasible.

(8) March-in Rights

The Recipient agrees that, with respect to any subject invention in which it has acquired title, NIST has the right, in accordance with procedures in 37 CFR
401.6 and any supplemental regulations of NIST, to require the Recipient, an assignee, or an exclusive licensee of a subject invention to grant a nonexclusive, partially exclusive, or exclusive license in any field of use to a responsible applicant or applicants, upon terms that are reasonable under the circumstances. If the Recipient, assignee, or exclusive licensee refuses such a request, NIST has the right to grant such a license itself if NIST determines that:

(a) Such action is necessary because the Recipient or assignee has not taken, or is not expected to take within a reasonable time, effective steps to achieve practical application of the subject invention in such field of use;

(b) Such action is necessary to alleviate health or safety needs which are not reasonably satisfied by the Recipient, assignee, or licensees;

(c) Such action is necessary to meet requirements for public use specified by Federal regulations and such requirements are not reasonably satisfied by the Recipient, assignee, or licensees; or

(d) Such action is necessary because the agreement required by paragraph b.7. of this Term has not been obtained or waived or because a licensee of the exclusive right to use or sell any subject invention in the United States is in breach of the agreement required by paragraph b.7 of this Term.

General Terms and Conditions/ATP/09-98

          ESTIMATED MULTI-YEAR BUDGET - JOINT VENTURE         YEAR: 1


CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS. Note: all numbers have been omitted.



                                                      Plug Power   Gore   Total
                                                      ----------   ----   -----

1.  Object Class Category
    A.  Technical Personnel Salaries/Wages               [***]     [***]  [***]
    B.  Technical Personnel Fringe Benefits              [***]     [***]  [***]
    C.  Administrative Personnel Salaries/Wages          [***]     [***]  [***]
    D.  Administrative Personnel Fringe Benefits         [***]     [***]  [***]
    E.  Travel                                           [***]     [***]  [***]
    F.  Equipment                                        [***]     [***]  [***]
    G.  Materials/Supplies                               [***]     [***]  [***]
    H.  Subcontracts                                     [***]     [***]  [***]
    I.  Other                                            [***]     [***]  [***]
    J.  Total Direct Costs (lines A thru L)              [***]     [***]  [***]
    K.  Total Indirect Costs                             [***]     [***]  [***]
    L.  Total Costs (lines J & K)                        [***]     [***]  [***]
    M.  Non ATP Funds                                    [***]     [***]  [***]
    N.  ATP Funds Requested                              [***]     [***]  [***]

2.  Sources of Funds
    A.  ATP (Same as line N)                             [***]     [***]  [***]
    B.  Plug Power                                       [***]     [***]  [***]
    C.  Gore                                             [***]     [***]  [***]
    D.
    E.  Total Sources of funds (same as line L]          [***]     [***]  [***]

3.  Tasks
    A.  Phase I                                          [***]     [***]  [***]
    B.  Phase II                                         [***]     [***]  [***]
    C.  Phase III                                        [***]     [***]  [***]
    D.  Phase IV                                         [***]     [***]  [***]
    E.
    F.
    G.
    H.
    I.  Total costs of all tasks (same as line L)        [***]     [***]  [***]

          ESTIMATED MULTI-YEAR BUDGET - JOINT VENTURE         YEAR: 2


CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS. Note: all numbers have been omitted.



                                                      Plug Power   Gore   Total
                                                      ----------   ----   -----

1.  Object Class Category
    A.  Technical Personnel Salaries/Wages               [***]     [***]  [***]
    B.  Technical Personnel Fringe Benefits              [***]     [***]  [***]
    C.  Administrative Personnel Salaries/Wages          [***]     [***]  [***]
    D.  Administrative Personnel Fringe Benefits         [***]     [***]  [***]
    E.  Travel                                           [***]     [***]  [***]
    F.  Equipment                                        [***]     [***]  [***]
    G.  Materials/Supplies                               [***]     [***]  [***]
    H.  Subcontracts                                     [***]     [***]  [***]
    I.  Other                                            [***]     [***]  [***]
    J.  Total Direct Costs (lines A thru L)              [***]     [***]  [***]
    K.  Total Indirect Costs                             [***]     [***]  [***]
    L.  Total Costs (lines J & K)                        [***]     [***]  [***]
    M.  Non ATP Funds                                    [***]     [***]  [***]
    N.  ATP Funds Requested                              [***]     [***]  [***]

2.  Sources of Funds
    A.  ATP (Same as line N)                             [***]     [***]  [***]
    B.  Plug Power                                       [***]     [***]  [***]
    C.  Gore                                             [***]     [***]  [***]
    D.
    E.  Total Sources of funds (same as line L]          [***]     [***]  [***]

3.  Tasks
    A.  Phase I                                          [***]     [***]  [***]
    B.  Phase II                                         [***]     [***]  [***]
    C.  Phase III                                        [***]     [***]  [***]
    D.  Phase IV                                         [***]     [***]  [***]
    E.
    F.
    G.
    H.
    I.  Total costs of all tasks (same as line L)        [***]     [***]  [***]

PAGE>

          ESTIMATED MULTI-YEAR BUDGET - JOINT VENTURE         YEAR: TOTAL

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.



                                                      Plug Power   Gore   Total
                                                      ----------   ----   -----

1.  Object Class Category
    A.  Technical Personnel Salaries/Wages               [***]     [***]  [***]
    B.  Technical Personnel Fringe Benefits              [***]     [***]  [***]
    C.  Administrative Personnel Salaries/Wages          [***]     [***]  [***]
    D.  Administrative Personnel Fringe Benefits         [***]     [***]  [***]
    E.  Travel                                           [***]     [***]  [***]
    F.  Equipment                                        [***]     [***]  [***]
    G.  Materials/Supplies                               [***]     [***]  [***]
    H.  Subcontracts                                     [***]     [***]  [***]
    I.  Other                                            [***]     [***]  [***]
    J.  Total Direct Costs (lines A thru L)              [***]     [***]  [***]
    K.  Total Indirect Costs                             [***]     [***]  [***]
    L.  Total Costs (lines J & K)                        [***]     [***]  [***]
    M.  Non ATP Funds                                    [***]     [***]  [***]
    N.  ATP Funds Requested                              [***]     [***]  [***]

2.  Sources of Funds
    A.  ATP (Same as line N)                             [***]     [***]  [***]
    B.  Plug Power                                       [***]     [***]  [***]
    C.  Gore                                             [***]     [***]  [***]
    D.
    E.  Total Sources of funds (same as line L]          [***]     [***]  [***]

3.  Tasks
    A.  Phase I                                          [***]     [***]  [***]
    B.  Phase II                                         [***]     [***]  [***]
    C.  Phase III                                        [***]     [***]  [***]
    D.  Phase IV                                         [***]     [***]  [***]
    E.
    F.
    G.
    H.
    I.  Total costs of all tasks (same as line L)        [***]     [***]  [***]

                                                                    ATTACHMENT A

                        NIST ADVANCED TECHNOLOGY PROGRAM

            OPTIONAL GUIDELINES FOR QUARTERLY R&D PERFORMANCE REPORTS

                                    OVERVIEW

The Cooperative Agreement between your organization(s) and the Advanced Technology Program (ATP) calls for quarterly R&D performance reports which are the main source of information provided to the ATP. The content of these reports, as requested by ATP, is consistent with Office of Management and Budget
(OMB) Circular A110, dated 11/29/93 (1). A suggested structure is outlined below and is designed to not be overly burdensome to your organization. This specific structure or format is optional, but the content is required. If your organization has its own format for such reports and all the requested information is provided, ATP will accept your format.

ATP relies on these quarterly R&D performance reports to monitor technical developments in projects. In addition, we use them in preparing quick-response derivative reports to Congress and Executive Agencies of the Government which oversee ATP. ATP policy prohibits release of these reports and limits internal distribution to those directly involved in management and administration of the specific cooperative agreement. Information abstracted from the reports by ATP will be cleared through your organization in advance of release by ATP. The report format outlined here provides for a systematic and logical structuring of key progress elements, and promotes tracking of developments. For each performance year, a core report is initially established, and subsequent reports simply update this core. Besides keeping the ATP Project Manager up to date on progress, these reports will provide a history of the project over its life.

                                     CONTENT

The quarterly R&D performance report should:

a) Identify project objectives, the initial "baseline" for tracking project developments, and milestones through the end of the current performance year;

b) Provide evidence that projects are attaining technical milestones necessary to meet the objectives of the original proposal;

c) Identify and explain changes in the composition, direction, or key personnel associated with the project;

d) Identify problems or special opportunities which are critical to the progress of the research, and areas which may benefit from consultation with specialists at NIST.

----------

      1. OMB Circular A110 can be found through the ATP web site
(http://www.atp.nist.gov) or directly at http://www.whitehouse.gov/WH/EOP/OMB/html/circulars/a110/a110.html

In the following sections, each element of the quarterly R&D performance report is discussed.

PROJECT OBJECTIVES

The first section of each quarterly R&D performance report should state the overall technical goal of the project and list specific objectives. These should be drawn from the proposal with amplification as required to provide quantitative bases for success, or additional detail. The objectives should remain unchanged throughout the project unless results dictate a shift or major technical problems require re-planning a portion of the work. Changes should be addressed in the section entitled Summary of Project Changes.

PROJECT BASELINE

In order to contrast the state of the art before and after completion of each ATP project, establish a baseline to describe the status of key elements of the technology at the project outset. Define the baseline in the context of specific targets which are expected to constitute success, and are consistent with project objectives. These may include initial per-unit-costs, physical performance characteristics, or specific technical capabilities. If quantitative measures are not applicable, provide qualitative statements describing the state of the art at the time of project initiation. Identify any changes since the proposal was prepared. The ATP Project Manager will assist you in identifying appropriate baseline characterization as part of the project kickoff.

TECHNICAL MILESTONES

The quarterly reports should present appropriate milestones through the current performance year and relate the contribution of current year milestones to the overall project milestones. Current year milestones are generally presented and/or modified during the kickoff meeting, and subsequently extended as part of each annual review. The level of detail will depend on the nature of each project, and the concurrence of the principal investigator and the ATP Project Manager. A time line chart of the current year and the overall project milestones may be included in this section with clear identification of major decision points. Once established, this list of milestones with appropriate due dates should not be changed unless technical results or new opportunities dictate. Such changes should be addressed in the section entitled Summary of Project Changes.

TECHNICAL PROGRESS AND IMPACT

This section includes a discussion of technical progress for the specific performance quarter for each of the current performance year milestones identified in the preceding section. This is the heart of the quarterly R&D performance report, and will occupy the majority of the text. Sufficient discussion should be provided to allow an accurate assessment of progress, and identification of both successes and technical difficulties. Discussion of progress (and technical setbacks) should include implications for the overall objectives of the project. At the end of this section please identify the most significant technical advance to date in the project, and include a short discussion of its significance. Please list any patent applications as well as major equipment purchases.

Progress against milestones is to be keyed to each reporting quarter. This requires the identification of the reporting period (mm/yy to mm/yy) before each new field of reporting for each milestone. If no work is directed to a particular milestone for a given quarter, then this should be noted and appropriately dated.

SUMMARY OF PROJECT CHANGES

In this section, succinctly summarize substantive changes in project planning, personnel, or execution which have occurred over the reporting quarter. These should be derived from the main elements of the report as this section is intended only as a summary. If approval of a change is being requested please note that specifically. All substantive changes to the technical scope of work or budget changes must be discussed in advance with the ATP Project Manager, who must recommend an amendment to the award by the NIST Grants Officer.

Quoting from Section 7. Prior Approval Requirements, of the ATP General Terms and Conditions which were part of your original award:

      8. Prior Approval Requirements

      The following change requests require prior written approval from the NIST Grants Officer:

      a. Budget transfers among direct cost categories or between major technical tasks exceeding 10% of the total annual budget for each approved project year.

      b.    Capital expenditures in excess of $100,000.

      c. Changes to key personnel (as identified in the application or as named in ATP Special Award Conditions).

      d. Changes to the technical scope of work or the application focus of the technology.

      e. Revisions to Ownership and/or Dissolution of Recipients (this includes everyone participating under a Joint Venture Agreement). This includes but is not limited to for example 1) when a company is acquired by a foreign company; 2) when only two for profit companies are participating in a JV and one of the for profit companies ceases participation; or 3) when the two for profit companies are acquired by another company or merge.

            Therefore, in the event a Recipient requests prior approval, the Recipient must provide documentation of the Recipients intent to notify the Department of Justice and the Federal Trade Commission of any changes in the JV including new members, substantial changes in scope of work, and/or deletion of members.

PROBLEMS AND OPPORTUNITIES

This section should provide a synopsis of technical problems which must be resolved as well as developing technical and business opportunities. Please also make us aware of areas which may benefit from consultation with specialists at NIST.

BUSINESS ISSUES

This section is for any business developments that have arisen since your last Business Report.

UPCOMING MEETINGS

If you wish to set up a meeting at NIST, or to request the attendance of either or both of the ATP

Technical or Business Project Managers at any meeting, you may use this section to make the request and to provide an overview of the meeting. It is often helpful to present a proposed project coordination meeting schedule for the year in this section, to note when subcontractors progress will be reviewed, when input from "commercialization units" may occur, etc. The meeting calendar could include formal or informal meetings of the project principals, or formal technical meetings where work which is related to the project is addressed. It should include a planned general time frame and expected location for the annual project review, which is to be scheduled during the last quarter of the project year (not the calendar year).

                                     FORMAT

The requested format for the ATP Quarterly R&D performance reports is that of a sequential series of updates. Thus, each report is to contain the information submitted in the previous report(s) as well as that provided for the quarter of interest. Each quarterly report is intended to comprise 6-10 single spaced pages of new information. This means that the length of the report may grow to 25-40 pages by the end of the performance year, but each submission will usually comprise only 6 to 10 pages of original text. Because each quarterly report will include the previous information for the entire performance year, the last will provide a complete record of progress and accomplishments. If the 4th quarter report does not include the report of previous quarters, please provide a summary of the year's work.

If you wish to submit a more extensive report of technical progress for a given quarter, you may append it to the formal report. If there is no additional progress to report under a given heading, a statement to that effect should be included for the performance period. Please date all additions to the text file, and mark each page of the report "Proprietary."

There may be a need in the future to have an electronic copy of project quarterly reports. If an interim electronic copy is needed the program manager will request it directly, otherwise a single electronic copy of the reports at the end of the project year is sufficient. The file should be readable by WordPerfect 6.1 for Windows or Microsoft Word. ASCII text is also acceptable. Please mark all diskettes as proprietary.

                      ATP Quarterly R&D Performance Report

                            Date of Summary: mm/dd/yy
                                             --------

Project Title:                                  Cooperative Agreement Number:

Performing Organization(s):
Address(es)

Subcontractor(s):
Address(es)

Project Manager:                      Administrative Contact:
Title:                                    Title:
Telephone Number:                     Telephone Number:
Facsimile Number:                     Facsimile Number:
Electronic Mail Address:              Electronic Mail Address:

Type of Project:        Single Business _____   Joint Venture _____

Date Initiated mm/yy             Duration months
              -----------                ---------
Total ATP Funding Requested: ($M)   Total Industry Funding Committed: ($M)

Current Performance Year mm/yy-mm/yy    Quarterly Report Period mm/yy-mm/yy
                        -------------                          -------------

ATP Project Manager:

Project Objectives:

Project Baseline:

Technical Milestones:

Technical Progress and Impact: (including Most Significant Technical Advance to
                               Date)

Summary of Project Changes:

Problems and Opportunities:

Business Issues: (not covered on business diskette)

Upcoming Meetings:

                                                                  ATTACHMENT B
                                                                  September 1997

                GUIDELINES FOR REPORTING ON BUSINESS PROGRESS AND
                                ECONOMIC IMPACTS

The following reports should be prepared by the persons with primary responsibility for developing and executing business strategies leading to commercialization of the technologies resulting from the ATP-funded project. A questionnaire format is used to facilitate efficient reporting and analysis. Because members of a joint venture have different business goals and different roles in commercialization and diffusion of the ATP-funded technology, each member of a joint venture, as well as each single applicant, has a business reporting responsibility and must file a separate report.

The Economic Assessment Office, ATP, will provide materials customized for the individual reporting organizations in time for preparation of the reports on a timely basis.

Baseline Report

      When Due:   Thirty days after the end of the first calendar quarter of ATP funding. If you begin your project during a calendar quarter, the Baseline Report is due thirty days after the end of that quarter.

      Contents:   In this report we ask you to identify potential areas of
                  application of the technology (e.g., consumer electronics, avionics, medical devices), key attributes of the technology needed to achieve these goals (e.g., quantitative cost, size, performance characteristics) and planned strategies for commercialization (e.g., in-house production, licensing, strategic alliances, etc.); to identify strategies for protecting intellectual property; and to identify plans for dissemination of non-proprietary information.

      Format: Electronic diskette containing ATP Business Reporting System software.

Quarterly Short-Form Reports

      When Due:   Thirty days after the end of the second, third, and fourth quarters annually. No Short-Form Report is due for the Baseline or Anniversary quarters.

      Contents:   In this brief report we ask you to review the organization address/telephone/contact information currently recorded in the ATP database and to report significant business developments related to the ATP project for the quarter.

      Format:     Hard copy, fax, or e-mail.

Anniversary Report

      When Due:   One year after the Baseline Report and subsequently on an
                  annual basis over the duration of the ATP project.

      Contents:   In this report, we ask you to update information provided in the Baseline or prior Anniversary Reports. The Anniversary
                  Report expands upon the Baseline Report to cover progress towards implementing commercialization strategies (e.g., an agreement with company X--an end user--for testing laboratory prototypes); early economic impacts of the ATP project;
                  collaboration experiences; attraction of new funding; new intellectual property created; dissemination of information through conferences, publications, and other mechanisms; and a summary of company financial data.

      Format: Electronic diskette containing ATP Business Reporting System software.

Close-out Report

      When Due:   Ninety days after end of ATP project performance period.

      Contents:   In this part we ask you to review and update information
                  presented in prior anniversary reports in light of your technical accomplishments. In addition, we ask you to identify anticipated remaining technical and business barriers to commercialization of the technology, to define your specific business goals related to the ATP funded technology for the five-year period following the end of ATP funding, and to consider future effects of the ATP project outside your organization.

      Format: Electronic diskette containing ATP Business Reporting System software.

Post-Project Reports

      When Due:   Report three times--once every two years following the end of
                  ATP funding.

      Contents:   In this report we ask you to report your actual progress in commercializing the technology, and the related impacts inside and outside your organization.

      Format: Electronic diskette containing ATP Business Reporting System software.

                             DEPARTMENT OF COMMERCE
                              FINANCIAL ASSISTANCE
                          STANDARD TERMS AND CONDITIONS

                             DEPARTMENT OF COMMERCE
                                     [SEAL]
                            UNITED STATES OF AMERICA

                                  NOVEMBER 1993

                             DEPARTMENT OF COMMERCE
               FINANCIAL ASSISTANCE STANDARD TERMS AND CONDITIONS

                                                                            Page

A.    FINANCIAL REQUIREMENTS ...............................................  1

      .01 Financial Reports ................................................  1
      .02 Award Payments ...................................................  1
      .03 Federal and Non-Federal Sharing ..................................  2
      .04 Budget Changes and Transfer of Funds Among Categories ............  2
      .05 Indirect Costs ...................................................  2
      .06 Incurring Costs or Obligating Federal Funds Beyond the ...........
          Expiration Date ..................................................  4
      .07 Tax Refunds ......................................................  4

B.    PROGRAMMATIC REQUIREMENTS ............................................  4

      .01 Performance (Technical) Reports ..................................  4
      .02 Unsatisfactory Performance .......................................  4
      .03 Programmatic Changes .............................................  5
      .04 Other Federal Awards with Similar Programmatic Activities ........  5

C.    NON-DISCRIMINATION REQUIREMENTS ......................................  5

      .01 Statutory Provisions .............................................  5
      .02 Other Provisions .................................................  6

D.    AUDITS ...............................................................  6

      .01 Organization-Wide and Project Audits .............................  6
      .02 Audit Resolution Process .........................................  7

E.    DEBTS ................................................................  8

      .01 Payment of Debts Owed the Federal Government .....................  8
      .02 Late Payment Charges .............................................  8

F.    NAME CHECK ...........................................................  9

      .01 Results of Name Check ............................................  9
      .02 Action(s) Taken as a Result of Name Check Review .................  9

G.    GOVERNMENTWIDE DEBARMENT AND SUSPENSION (NONPROCUREMENT) .............  9

H.    DRUG-FREE WORKPLACE .................................................. 10

I.    LOBBYING RESTRICTIONS ................................................ 10

      .01 Statutory Provisions ............................................. 10
      .02 Disclosure of Lobbying Activities ................................ 10


                                        i                                  11/93

J.    SUBAWARD, CONTRACT, AND SUBCONTRACT .................................. 10

      .01 Applicability of Award Provisions to Subrecipients ............... 10
      .02 Applicability of Provisions to Subawards, Contracts,
          and Subcontracts ................................................. 11
      .03 Minority and Women-Owned Business Enterprise ..................... 12
      .04 Subcontracting Reports ........................................... 12
      .05 Subaward and/or Contract to a Federal Agency ..................... 12

K.    PROPERTY ............................................................. 12

      .01 Standards ........................................................ 12
      .02 Rights to Inventions ............................................. 13

L.    MISCELLANEOUS REQUIREMENTS ........................................... 13

      .01 Non-Compliance With Award Provisions ............................. 13
      .02 Prohibition Against Assignment ................................... 13
      .03 Internal Revenue Service (IRS) Information ....................... 13
      .04 Foreign Travel ................................................... 14


                                       ii                                  11/93

A.    FINANCIAL REQUIREMENTS

 .01   Financial Reports

a. The Recipient shall submit a "Financial Status Report" (SF-269) on a calendar quarter basis for the periods ending March 31, June 30, September 30, and December 31, or any portion thereof, unless otherwise specified in a special award condition. Reports are due no later than 30 days following the end of each reporting period. A final SF-269 shall be submitted within 90 days after the expiration date of the award.

b. The Recipient shall submit a "Federal Cash Transactions Report" (SF-272) for each award where funds are advanced to Recipients. The SF-272 is due 15 working days following the end of each calendar quarter for awards under $1 million dollars; or 15 working days following the end of each month for awards over $1 million dollars; or unless otherwise specified in a special award condition.

c. All financial reports shall be submitted in triplicate (one original and two copies) to the Grants Officer.

 .02   Award Payments

a. Unless otherwise specified in a special award condition, the method of payment for the award shall be through advance or reimbursement.

b. The Recipient shall submit a "Request for Advance or Reimbursement" (SF-270) no more frequently than monthly to request payment. The SF-270 shall be submitted in triplicate (an original and two copies) to the Grants Officer.

c. Payments will be made via wire transfer which transfers funds directly to a Recipient's bank account. The Recipient must complete the enclosed payment information form and return it to the Grants Officer. The award number must be included on the payment information form. If wire transfer is not available, payments shall be made by direct Treasury check.

d. Advances shall be limited to the minimum amounts necessary to meet immediate disbursement needs. Advanced funds not disbursed in a timely manner will be promptly returned to the Department of Commerce (DoC). Advances shall be approved for periods not to exceed 30 days. The Grants Officer determines the appropriate method of payment. If a Recipient demonstrates an unwillingness or inability to establish procedures which will minimize the time elapsing between the transfer of funds and disbursement, the Grants Officer may change the method of payment to reimbursement only.


                                       1                                   11/93

 .03   Federal and Non-Federal Sharing

a. Awards which include Federal and non-Federal sharing incorporate an estimated budget of shared allowable costs. If actual allowable costs are less than the total approved estimated budget, the Federal and non-Federal cost share ratio as reflected in the approved estimated budget shall apply. If actual allowable costs are greater than the total approved estimated budget, the Federal share shall not exceed the total Federal dollar amount as reflected in the Financial Assistance Award (CD-450) and Amendment to Financial Assistance Award (CD-451).

b. The non-Federal share, whether in cash or in in-kind, is expected to be paid out at the same general rate as the Federal share. Exceptions to this requirement may be granted by the Grants Officer based on sufficient documentation demonstrating previously determined plans for or later commitment of cash or in-kind contributions.

 .04   Budget Changes and Transfer of Funds Among Categories

a. Requests for budget changes to the approved estimated budget in accordance with the provision noted below must be submitted to the Federal Program Officer who shall review them and make a recommendation to the Grants Officer. The Grants Officer shall make the final determination on such requests and notify the Recipient in writing.

b. For awards where the Federal share exceeds $100,000, transfer of funds by the Recipient among direct cost categories are permitted when the cumulative amount of such transfers does not exceed 10 percent of the current total budget. Cumulative transfers of funds of an amount above 10 percent of the total award must be approved by the Grants Officer in writing. The same criteria applies to the cumulative amount of transfer of funds among projects, functions, and activities when budgeted separately within an award, except transfers will not be permitted if such transfers would cause any Federal appropriation, or part thereof, to be used for purposes other than those intended.

c. The Recipient is not authorized at any time to transfer amounts budgeted for direct costs to the indirect costs line item or vice versa, without written prior approval of the Grants Officer.

 .05   Indirect Costs

a. Indirect costs will not be allowable charges against the award unless specifically included as a line item in the approved budget incorporated into the award.


                                       2                               Rev 03/95

b. Any actual indirect costs incurred by the Recipient which are greater than the indirect cost line item in the budget will not be treated as a cost of the award by the DoC for the purpose of final cost settlement.

c. Excess indirect costs may not be used to offset unallowable direct costs.

d. If the Recipient has not previously established an indirect cost rate with a Federal agency, the negotiation and approval of a rate is subject to the procedures in the applicable cost principles and the following subparagraphs:

1. The Office of Inspector General (OIG) is authorized to negotiate indirect cost rates on behalf of the DoC for those organizations for which the DoC is cognizant. The OIG will negotiate only fixed rates. The Recipient shall submit to the OIG within 90 days of the award start date, documentation (indirect cost proposal, cost allocation plan, etc.) necessary to establish such rates. The Recipient shall provide the Grants Officer with a copy of the transmittal letter to the OIG.

2. When a cognizant Federal agency other than the DoC has responsibility for establishing an indirect cost rate, the Recipient shall submit to that cognizant Federal agency within 90 days of the award start date the documentation (indirect cost proposal, cost allocation plan, etc.) necessary to establish such rates. The Recipient shall provide both the Grants Officer and the DoC OIG with a copy of the transmittal letter to the cognizant Federal agency.

3. If the Recipient fails to submit the required documentation to the OIG or other cognizant Federal agency within 90 days of the award start date, the Grants Officer shall amend the award to preclude the recovery of any indirect costs under the award. If the DoC OIG or cognizant Federal agency determines there is a finding of good and sufficient cause to excuse the Recipient's delay in submitting the documentation, an extension of the 90-day due date may be approved by the Grants Officer.

4. Regardless of any approved indirect cost rate applicable to the award at the time of award, the maximum dollar amount of allocable indirect costs for which the DoC will reimburse the Recipient shall be the lesser of:

(a) The line item amount for the Federal share of indirect costs contained in the approved budget of the award; or

(b) The Federal share of the total allocable indirect costs of the award based on the negotiated rate with the cognizant Federal agency as established by audit or negotiation.


                                       3                                   11/93

 .06   Incurring Costs or Obligating Federal Funds Beyond the Expiration Date

a. The Recipient shall not incur costs or obligate funds for any purpose pertaining to the operation of the program or activities beyond the expiration date stipulated in the award. The only costs which are authorized for a period of up to 90 days following the award expiration date are those strictly associated with closeout activities. Closeout activities are limited to the preparation of final reports.

b. Any extension of the award period can only be authorized by the Grants Officer. Verbal or written assurances of funding from other than the Grants Officer shall not constitute authority to obligate funds for programmatic activities beyond the expiration date.

c. The DoC has no obligation to provide any additional prospective funding. Any renewal of the award to increase funding and to extend the period of performance is at the sole discretion of the DoC.

 .07   Tax Refunds

Refunds of FICA/FUTA taxes received by the Recipient during or after the award period must be refunded or credited to the DoC where the benefits were financed with Federal funds under the award. The Recipient agrees to contact the Grants Officer immediately upon receipt of these refunds. The Recipient further agrees to refund portions of FICA/FUTA taxes determined to belong to the Federal Government, including refunds received after the expiration of the award.

B.    PROGRAMMATIC REQUIREMENTS

 .01   Performance (Technical) Reports

a. The Recipient shall submit performance (technical) reports in triplicate (one original and two copies) to the Federal Program Officer in the same frequency as the Financial Status Report (SF-269).

b. Unless otherwise specified in the award provisions, performance (technical) reports shall contain brief information as prescribed in the applicable uniform administrative requirements incorporated into the award.

 .02   Unsatisfactory Performance

Failure to perform the work in accordance with the terms of the award and maintain at least a satisfactory performance rating may result in designating the Recipient as high risk and assigning


                                       4                                   11/93
special award conditions or taking further action as specified in the standard term and condition entitled "Non-Compliance With Award Provisions."

 .03   Programmatic Changes

a. The Recipient shall not make any programmatic changes to the award without prior written approval by the Grants Officer.

b. Any requests by the Recipient for programmatic changes must be submitted to the Federal Program Officer who shall review and make recommendations to the Grants Officer. The Grants Officer shall make the final determination and notify the Recipient in writing.

 .04   Other Federal Awards with Similar Programmatic Activities

The Recipient shall immediately provide written notification to the Federal Program Officer and the Grants Officer in the event that, subsequent to receipt of the DoC award, other Federal financial assistance is received relative to the scope of work of the DoC award.

C.    NON-DISCRIMINATION REQUIREMENTS

No person in the United States shall, on the ground of race, color, national origin, handicap, religion, or sex, be excluded from participation in, be denied the benefits of, or be subject to discrimination under any program or activity receiving Federal financial assistance. The Recipient agrees to comply with the non-discrimination requirements below:

 .01   Statutory Provisions

a. Title VI of the Civil Rights Act of 1964 (42 USC ss.ss. 2000d et seq.) and DoC implementing regulations published at 15 CFR Part 8 which prohibit discrimination on the grounds of race, color, or national origin under programs or activities receiving Federal financial assistance;

b. Title IX of the Education Amendments of 1972 (20 USC ss.ss. 1681 et seq.) prohibiting discrimination on the basis of sex under Federally assisted education programs or activities;

c. Section 504 of the Rehabilitation Act of 1973, as amended (29 USC ss. 794) and DoC implementing regulations published at 15 CFR Part 8b prohibiting discrimination on the basis of handicap under any program or activity receiving or benefitting from Federal assistance;


                                       5                                   11/93

d. The Age Discrimination Act of 1975, as amended (42 USC ss.ss. 6101 et seq.) and DoC implementing regulations published at 15 CFR Part 20 prohibiting discrimination on the basis of age in programs or activities receiving Federal financial assistance;

e. The Americans with Disabilities Act of 1990 (42 USC ss.ss. 12101 et seq.) prohibiting discrimination on the basis of disability under programs, activities, and services provided or made available by state and local governments or instrumentalities or agencies thereto, as well as public or private entities that provide public transportation;

f.    Any other non-discrimination provisions of statutory law.

 .02   Other Provisions

Parts II and III of Executive Order 11246 (30 F.R. 12319, 1965) as amended by Executive Orders 11375 (32 F.R. 14303, 1967) and 12086 (43 F.R. 46501, 1978)
requiring Federally assisted construction contracts to include the nondiscrimination provisions of ss.ss. 202 and 203 of that Executive Order and Department of Labor regulations implementing Executive Order 11246 (41 CFR ss. 60-1.4(b), 1991).

D.    AUDITS

Under the Inspector General Act of 1978, as amended, 5 USC App. I, section 1 et seq., an audit of the award may be conducted at any time. The Inspector General of the DoC, or any of his or her duly authorized representatives, shall have access to any pertinent books, documents, papers and records of the Recipient, whether written, printed, recorded, produced or reproduced by any mechanical, magnetic or other process or medium, in order to make audits, inspections, excerpts, transcripts or other examinations as authorized by law. The OIG will usually make the arrangements to audit the award, whether the audit is performed by OIG personnel, an independent accountant under contract with the DoC, or any other Federal, state or local audit entity.

 .01   Organization-Wide and Project Audits

a. Organization-wide audits shall be performed in accordance with 15 CFR Part 29a, "Audit Requirements for State and Local Governments," for Recipients that are state or local governments; and 15 CFR Part 29b, "Audit Requirements for Institutions of Higher Education and Other Nonprofit Organizations," for Recipients that are educational or nonprofit institutions. Additionally, when required under a special award condition, a project audit shall be performed in accordance with Federal Government auditing standards.


                                       6                                   11/93

b. For-profit Recipients shall have a project audit performed no less than once every two years in accordance with Federal Government auditing standards.

c. The Recipient shall submit copies of audits to each Federal agency that directly provides funds. Audits shall be submitted to the DoC OIG at the following address with a copy of the transmittal letter to the Grants Officer:

             Office of Inspector General
             U.S. Department of Commerce
             Atlanta Regional Office of Audits
             401 West Peachtree Street, N.W., Suite 2342
             Atlanta, GA 30308

d. Recipients receiving Federal awards over $100,000 shall also submit a copy of organization-wide audits to the Bureau of the Census, which has been designated by OMB as a central clearinghouse. The address is:

             Federal Audit Clearinghouse
             Bureau of the Census
             1201 E. 10th Street
             Jeffersonville, IN 47132

 .02   Audit Resolution Process

a. An audit of the award may result in the disallowance of costs incurred by the Recipient and the establishment of a debt (account receivable) due DoC. For this reason, the Recipient should take seriously its responsibility to respond to all audit findings and recommendations with adequate explanations and supporting evidence whenever audit results are disputed.

b. A Recipient whose award is audited has the following opportunities to dispute the proposed disallowance of costs and the establishment of a debt:

1. Unless the Inspector General determines otherwise, the Recipient has 30 days from the date of the transmittal of the draft audit report to submit written comments and documentary evidence.

2. The Recipient has 30 days from the date of the transmittal of the final audit report to submit written comments and documentary evidence. There will be no extension of this deadline.

3. The DoC shall review the documentary evidence submitted by the Recipient and shall notify the Recipient of the results in an Audit Resolution Determination Letter. The Recipient has 30 days from the date of receipt of the Audit Resolution Determination


                                       7                                   11/93

Letter to submit a written appeal. There will be no extension of this deadline. The appeal is the last opportunity for the Recipient to submit written comments and documentary evidence that dispute the validity of the audit resolution determination. In addition, an appeal does not preclude the Recipient's obligation to pay a debt that may be established nor does the appeal preclude the accrual of interest on a debt.

4. The DoC shall review the Recipient's appeal and notify the Recipient of the results in an Appeal Determination Letter. After the opportunity to appeal has expired or after the appeal determination has been rendered, DoC will not accept any further documentary evidence from the Recipient. There will be no other administrative appeals available in DoC.

E.    DEBTS

 .01   Payment of Debts Owed the Federal Government

Any debts determined to be owed the Federal Government shall be paid promptly by the Recipient. A debt will be considered delinquent if it is not paid within 30 days of the due date. Failure to pay a debt by the due date shall result in the imposition of late payment charges as noted below. In addition, failure to pay the debt or establish a repayment agreement by the due date will also result in the referral of the debt for collection action and may result in DoC taking further action as specified in the standard term and condition entitled "Non-Compliance With Award Provisions." The Recipient may also be suspended or debarred from further Federal financial and non-financial assistance and benefits, as provided in 15 CFR Part 26, "Governmentwide Debarment and Suspension (Nonprocurement) and Governmentwide Requirements for Drug-Free Workplace (Grants)" until the debt has been paid in full or until a repayment agreement has been approved and payments are made in accordance with the agreement. Payment of a debt may not come from other Federally sponsored programs. Verification that other Federal funds have not been used will be made during future program visits and audits.

 .02   Late Payment Charges

a. An interest charge shall be assessed on the delinquent debt (over 30 days) as established by the Debt Collection Act of 1982. The minimum annual interest rate to be assessed is the Department of the Treasury's Current Value of Funds Rate. This rate is published in the Federal Register by the Department of the Treasury. The assessed rate shall remain fixed for the duration of the indebtedness.


                                       8                                   11/93

b. A penalty charge shall be assessed on any portion of a debt that is delinquent for more than 90 days, although the charge will accrue and be assessed from the date the debt became delinquent.

c. An administrative charge shall be assessed to cover processing and handling the amount due.

d. State and local governments are not subject to penalty and administrative charges.

F.    NAME CHECK

A name check review shall be performed by the OIG on key individuals associated with non-profit and for-profit organizations, unless an exemption has been authorized by the Inspector General.

 .01   Results of Name Check

DoC reserves the right to take any of the actions described in section F.02 if any of the following occurs as a result of the name check review:

a. A key individual fails to submit the required form "Identification - Applicant for Funding Assistance (CD-346);

b. A key individual made an incorrect statement or omitted a material fact on the CD-346; or

c. The name check reveals significant adverse findings that reflect on the integrity or responsibility of the Recipient and/or key individual.

 .02   Action(s) Taken as a Result of Name Check Review

If any situation noted in F.01 occurs, DoC, at its discretion, may take one or more of the following actions:

a. Terminate the award immediately for cause;

b. Require the removal of any key individual from association with the management of and/or implementation of the award; and/or

c. Make appropriate provisions or revisions at DoC's discretion with respect to the method of payment and/or financial reporting requirements.

G.    GOVERNMENTWIDE DEBARMENT AND SUSPENSION (NONPROCUREMENT)

The Recipient shall comply with the provisions of Executive Order 12549, "Debarment and Suspension" and DoC's implementing


                                       9                                   11/93
regulations published at 15 CFR Part 26, Subparts A through E, "Governmentwide Debarment and Suspension (Nonprocurement)," which generally prohibit entities that have been debarred, suspended, or voluntarily excluded from participating in Federal nonprocurement transactions either through primary or lower tier covered transactions.

H.    DRUG-FREE WORKPLACE

The Recipient shall comply with the provisions of Public Law 100-690, Title V, Subtitle D, "Drug-Free Workplace Act of 1988," and DoC implementing regulations published at 15 CFR Part 26, Subpart F, "Governmentwide Requirements for Drug-Free Workplace (Grants)," which require that the Recipient take steps to provide a drug-free workplace.

I.    LOBBYING RESTRICTIONS

 .01   Statutory Provisions

The Recipient shall comply with the provisions of Section 319 of Public Law 101-121, which added Section 1352 to Chapter 13 of Title 31 of the United States Code, and DoC implementing regulations published at 15 CFR Part 28, "New Restrictions on Lobbying." These provisions generally prohibit the use of Federal funds for lobbying the Executive or Legislative Branches of the Federal government in connection with the award, and require the disclosure of the use of non-Federal funds for lobbying.

 .02   Disclosure of Lobbying Activities

The Recipient receiving in excess of $100,000 in Federal funding shall submit a completed "Disclosure of Lobbying Activities" (SF-LLL) regarding the use of non-Federal funds for lobbying. The SF-LLL shall be submitted within 30 days following the end of the calendar quarter in which there occurs any event that requires disclosure or that materially affects the accuracy of the information contained in any disclosure form previously filed. The Recipient must submit the SF-LLLs, including those received from subrecipients, contractors, and subcontractors, to the Grants Officer.

J.    SUBAWARD, CONTRACT, AND SUBCONTRACT

 .01   Applicability of Award Provisions to Subrecipients

The Recipient shall require all subrecipients, including lower tier subrecipients, under the award to comply with the provisions of the award including applicable cost principles, administrative, and audit requirements.


                                       10                                  11/93

 .02   Applicability of Provisions to Subawards, Contracts, and Subcontracts

a. The Recipient shall include the following notice in each request for applications or bids:

      Applicants/bidders for a lower tier covered transaction (except for goods and services under the $25,000 small purchase threshold and where the lower tier Recipient will have no critical influence on or substantive control over the award) are subject to 15 CFR Part 26, Subparts A through E, "Governmentwide Debarment and Suspension (Nonprocurement). In addition, applicants/bidders for a lower tier covered transaction for a subaward, contract, or subcontract greater than $100,000 of Federal funds at any tier are subject to 15 CFR Part 28, "New Restrictions on Lobbying." Applicants/bidders should familiarize themselves with these provisions, including the certification requirements. Therefore, applications for a lower tier covered transaction must include a "Certifications Regarding Debarment, Suspension, Ineligibility and Voluntary Exclusion--Lower Tier Covered Transactions and Lobbying" (CD-512) completed without modification.

b. The Recipient shall include a statement in all lower tier covered transactions (subawards, contracts, and subcontracts), that the award is subject to Executive Order 12549, "Debarment and Suspension" and DoC implementing regulations published at 15 CFR Part 26, Subparts A through E, "Governmentwide Debarment and Suspension (Nonprocurement)."

c. The Recipient shall include a statement in all lower tier covered transactions (subawards, contracts, and subcontracts) exceeding $100,000 in Federal funds, that the subaward, contract, or subcontract is subject to Section 319 of Public Law 101-121, which added Section 1352, regarding lobbying restrictions, to Chapter 13 of Title 31 of the United States Code as implemented at 15 CFR Part 28, "New Restrictions on Lobbying." The Recipient shall further require the subrecipient, contractor, or subcontractor to submit a completed "Disclosure of Lobbying Activities" (SF-LLL) regarding the use of non-Federal funds for lobbying. The SF-LLL shall be submitted within 15 days following the end of the calendar quarter in which there occurs any event that requires disclosure or that materially affects the accuracy of the information contained in any disclosure form previously filed. The SF-LLL shall be submitted from tier to tier until received by the Recipient. The Recipient must submit all disclosure forms received, including those that report lobbying activity on its own behalf, to the Grants Officer within 30 days following the end of the calendar quarter.


                                       11                                  11/93

 .03   Minority and Women-Owned Business Enterprise

DoC encourages Recipients to utilize minority and women-owned firms and enterprises in contracts under financial assistance awards. The Office of Program Development, Minority Business Development Agency, will assist Recipients in matching qualified minority and women-owned enterprises with contract opportunities. For further information contact:

        U.S. Department of Commerce
        Minority Business Development Agency
        Office of Program Development
        Herbert C. Hoover Building
        14th Street and Constitution Avenue, N.W.
        Washington, D.C. 20230

 .04   Subcontracting Reports

Recipients of awards which involve both Federal funding valued at $500,000 or more and procurement of supplies, equipment, construction, or services, shall submit the "MBE/WBE Utilization Under Federal Grants, Cooperative Agreements, and Other Federal Financial Assistance" (SF-334). The SF-334 shall be submitted quarterly for the periods ending March 31, June 30, September 30, and December
31. Reports are due no later than 30 days following the end of the reporting period during which any procurement in excess of $10,000 is executed under the award. The SF-334 shall be submitted in duplicate to the Federal Program Officer.

 .05   Subaward and/or Contract to a Federal Agency

a. The Recipient, subrecipient, contractor, and/or subcontractor shall not sub-grant or sub-contract any part of the approved project to any agency of the DoC and/or other Federal department, agency or instrumentality, without the prior written approval of the Grants Officer.

b. Requests for approval of such action must be submitted to the Federal Program Officer who shall review and make a recommendation to the Grants Officer. The Grants Officer shall make the final determination with the concurrence of legal counsel of the DoC agency making the award, and legal counsel of the other Federal department, agency or instrumentality receiving the subaward and/or contract. The Grants Officer will notify the Recipient in writing of the final determination.

K.    PROPERTY

 .01   Standards

The Recipient shall comply with the property standards as stipulated in the applicable uniform administrative requirements.


                                       12                                  11/93

Any inventory listings stipulated under the applicable uniform administrative requirements shall be submitted on the "Report of Government Property in Possession of Contractor" (CD-281). The CD-281 shall be submitted in triplicate (an original and two copies) to the Grants Officer.

 .02   Rights to Inventions

The policy and procedures set forth in DoC regulations 37 CFR Part 401, "Rights to Inventions made by Nonprofit Organizations and Small Business Firms under Government Grants, Contracts, and Cooperative Agreements," shall apply to all grants and cooperative agreements made to nonprofit organizations and small business firms where the purpose of the award is to accomplish experimental, developmental, or research work.

L.    MISCELLANEOUS REQUIREMENTS

01.   Non-Compliance With Award Provisions

Failure to comply with any or all of the provisions of the award may be considered grounds for any or all of the following actions: establishment of an account receivable, withholding payments under any DoC awards to the Recipient, changing the method of payment from advance or reimbursement to reimbursement only, termination of any DoC active awards, and may have a negative impact on future funding by the DoC.

 .02   Prohibition Against Assignment

Notwithstanding any other provision of the award, the Recipient shall not transfer, pledge, mortgage, or otherwise assign the award, or any interest therein, or any claim arising thereunder, to any party or parties, bank trust companies, or other financing or financial institutions.

 .03   Internal Revenue Service (IRS) Information

a. A Recipient classified for tax purposes as an individual, partnership, proprietorship, or medical corporation is required to submit a taxpayer identification number (TIN) (either social security number or employer identification number as applicable) on Form W-9, "Payer's Request for Taxpayer Identification Number." Tax-exempt organizations and corporations (with the exception of medical corporations) are excluded from this requirement. Form W-9 shall be submitted to the Grants Officer within 60 days of the award start date. The TIN will be provided to the IRS by DoC on Form 1099-G, "Statement for Recipients of Certain Government Payments." Applicable Recipients who either fail to provide their TIN or provide an incorrect TIN may have funding suspended until the requirement is met.


                                       13                              Rev 02/94

b. Disclosure of a Recipient's TIN is mandatory for Federal income tax reporting purposes under the authority of 26 USC, Section 6011 and 6109(d), and 26 CFR,
Section 301.6109-1. This is to ensure the accuracy of income computation by the IRS. This information will be used to identify an individual who is compensated with DoC funds or paid interest under the Prompt Payment Act.

 .04   Foreign Travel

a. The Recipient shall comply with the provisions of the Fly America Act. The Fly America Act refers to provisions enacted by Section 5 of the International Air Transportation Fair Competitive Practices Act of 1974 (Public Law 93-623, January 3, 1975, 49 USC App. 1517), as amended by Section 21 of the International Air Transportation Competition Act of 1979 (Public Law 96-192, February 15, 1980, 94 Stat. 43). The implementing Federal Travel Regulations are published at 41 CFR Part 301-3.6.

b. The Fly America Act requires that Federal travelers and others performing U.S. Government-financed foreign air travel must use U.S. flag air carriers, to the extent that service by such carriers is available. Foreign air carriers may be used only when a U.S. flag air carrier is unavailable, or use of U.S. flag air carrier service will not accomplish the agency's mission.

c. Use of foreign air carriers may also be used only if bilateral agreements permit such travel pursuant to 49 USC App. S 1517(c) (1982). DoC is not aware of any bilateral agreements which meet these requirements, therefore, it is the responsibility of the Recipient to provide the Grants Officer with a copy of the applicable bilateral agreement if use of a foreign air carrier is anticipated.

d. If a foreign air carrier is anticipated to be used for any part of foreign travel, the Recipient must receive prior approval from the Grants Officer. The Recipient must submit a justification to the Federal Program Officer explaining why service by a U.S. flag air carrier is not available, why it would be necessary to use a foreign air carrier, or if a bilateral agreement permits such travel and provide a copy of the agreement. The Federal Program Officer will review and make a recommendation to the Grants Officer. The Grants Officer shall make the final determination and notify the Recipient in writing. Failure to adhere to the provisions of the Fly America Act will result in the disallowance of the Recipient's air carrier expenses in an amount comparable to the loss of revenues suffered by the U.S. flag air carriers as a result of the Recipient's actions. This amount will be based on a formula in the Federal Travel Regulations.


                                       14                                  11/93
                                federal register

================================================================================
Monday
November 29, 1993


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Part IV

Office of Management and Budget

--------------------------------------------------------------------------------
Uniform Administrative Requirements for Grants and Agreements With Institutions of Higher Education, Hospitals and Other Non-Profit Organizations; Notice

62992  Federal Register / Vol. 58, No. 227 / Monday, November 29, 1993 / Notices
================================================================================

OFFICE OF MANAGEMENT AND BUDGET

Uniform Administrative Requirements for Grants and Agreements With Institutions of Higher Education, Hospitals and Other Non-Profit Organizations

AGENCY: Office of Management and Budget.

ACTION: Final Revision to OMB Circular A-110. Uniform Administrative Requirements for Grants and Agreements With Institutions of Higher Education, Hospitals and Other Non-Profit Organizations."

--------------------------------------------------------------------------------
SUMMARY: Office of Management and Budget (OMB) Circular A-110 provides standards for obtaining consistency and uniformity among Federal agencies in the administration of grants and agreements with institutions of higher education, hospitals, and other nonprofit organizations.

      OMB issued Circular A-110 in 1976 and, except for a minor revision in February 1987, the Circular contains its original provisions. To update the Circular, OMB established an interagency task force to review the Circular. The task force solicited suggestions for changes to the Circular from university groups, non-profit organizations and other interested parties and compared, for consistency, the provisions of similar provisions applied to State and local governments. The revised Circular reflects the results of these efforts.

DATES: Provisions that affect Federal agencies are effective December 29, 1993. Provisions that affect grantees will be adopted by agencies in codified regulations by May 30, 1994. Earlier implementation is encouraged.

ADDRESSES: Office of Management and Budget. Office of Federal Financial Management, Financial Standards and Reporting Branch, room 10235, New Executive Office Building, Washington, DC 20503. For a copy of this Circular, contact Office of Administration. Publication Office, room 2200, New Executive Office Building. Washington, DC 20503, or telephone (202) 395-7332.

FOR FURTHER INFORMATION CONTACT: Palmer Marcantonio, Financial Standards and Reporting Branch, Office of Federal Financial Management, Office of Management and Budget (telephone: 202-395-3993).

SUPPLEMENTARY INFORMATION:

A. Background

      OMB published a notice in the Federal Register (57 FR 39018) on August 27, 1992, requesting comments on proposed revisions to OMB Circular A-110. Interested parties were invited to submit comments. OMB received over 200 comments from Federal agencies, non-profit organizations, professional organizations and others. All comments were considered in developing this final revision.

      The following section presents a summary of the major comments, grouped by subject, and a response to each comment. Other changes have been made to increase clarity and readability.

B. Comments and Responses General

      Comment: Provide Federal agendas the necessary discretion to grant waivers on a case-by-case basis.

      Response: Amended Circular to provide Federal agencies the authority to grant exceptions on a case-by-case basis.

      Comment: Clarify the provisions concerning the allowability of fees or profits.

      Response: No change. Generally fees and profits are not paid to recipients unless authorized by legislation. Fees and profits are discussed in the various cost principles.

Pre-Award Requirements

      Comment: Delete or revise section on "Advance Public Notice and Priority Setting."

      Response: Amended the section to give Federal agencies more flexibility.

      Comment: Amend the section on "Special Award Conditions" to: (1) include quantifiable, objective measures which may trigger special award conditions; (2) provide for an appeals process; and, (3) conform to the grants management common rule covering State and local governments to the extent practicable.

      Response: OMB expanded this section to require Federal agencies to provide more information to recipients including an explanation of how recipients may request reconsideration of additional requirements. However, OMB does not believe it is practical to provide quantifiable measures. Most of the additional requirements are based on qualitative considerations rather than quantitative ones. Also, OMB amended this section to conform to the grants management common rule to the extent practicable.

Post-Award Requirements

      Comment: The definition of "in-kind contribution" is not the same as the one used in the grants management common rule for State and local governments.

      Response: Redefined third party in-kind contributions to mean the value of non-cash contributions from third parties. All grantee contributions whether in the form of property or cash are referred to as "contributions" and are subject to the respective cost principles. This change is consistent with the provisions of the Common Rule.

      Comment: Allow grantees to use unrecovered indirect cost as cost sharing or matching.

      Response: Added a provision to the Circular which provides that unrecovered in direct cost may be included as part of cost sharing or matching with the Federal agency's prior approval.

      Comment: In identifying contributed services to federally-funded programs, university recipients should be entitled to assign fringe benefits on the same basis as they would if services were compensated, as long as such costs meet all other stated criteria.

      Response: No change. The Circular provides that paid fringe benefits for volunteer services that are reasonable, allowable and allocable may be included in the valuation of the services. This is a liberalization of the current Circular. It recognizes that some donated services originate from third parties that pay fringe benefits.

      Comment: The requirement to develop unit cost information is not applicable to scientific research and related activities.

      Response: No change. The Circular covers many programs, other than research where unit cost data are useful. The Circular does not require the development of unit cost data for those programs where it is not practical to do so.

      Comment: The criteria for informing the Federal agency of unneeded property should be changed to conform to the criteria in the grants management common rule for State and local governments.

      Response: Changed the criteria used for reporting unneeded property. The Circular now provides for recipients to use the fair market value of unneeded property rather than its acquisition cost to determine whether the property must be reported to the Federal agency. This change is consistent with the provisions of the Common Rule.

      Comment: Interest earned on Federal advances of grant funds should be returned to a single entity (e.g.. the Department of the Treasury) rather than each individual Federal awarding agency.

      Response: Amended Circular to provide that all interest earned on
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Federal Register / Vol. 58, No. 227 / Monday, November 29, 1993 / Notices  62993
================================================================================

Federal advances shall be remitted to the Department of Health and Human Services (DHHS). DHHS is the largest granting agency and administers a sophisticated payment management System.

      Comment: The definition of program income should provide for deduction of costs incidental to program income.

      Response: No change. Because of the different amounts and types of program income, OMB believes the accounting for costs incurred in connection with program income should be considered on a program-by-program basis.

      Comment: All program income regardless of whether the deductive, matching, or additive alternative is authorized, should be used by recipients before they request additional cash payments.

      Response: Amended the Circular to clarify that all program income should be used by recipients before they request additional cash payments.

      Comment: The requirement for recipients to "... follow a procedure to avoid purchasing unnecessary or duplicative items" is resulting in costly delays in purchasing research equipment. Federal auditors have interpreted this requirement to mean recipients must establish a costly equipment screening process.

      Response: Amended the Circular to provide that recipients must determine, through an appropriate process, that existing equipment is not available to meet the new requirement. The original requirement was not intended to establish a costly equipment screening process.

      Comment: Authority to incur pre-award costs, to initiate one time extensions of assistance agreements, and to carry forward unobligated balances should not require prior approval unless specifically required by the Federal agency.

      Response: Amended the Circular to provide that recipients of research awards, because of the nature of the programs, are not required to obtain prior approval to: (1) incur pre-award costs; (2) extend an assistance program; or (3) carry forward unobligated balances unless specifically required by the Federal agency.

After-the-Award Requirements

      Comment: The Circular allows Federal agencies to recover funds on the basis of a later audit or review. A number of commenters said the only way funds should be recovered after the closeout of an award is on the basis of an audit.

      Response: No change. Grantees which certify that rate agreements contain no unallowable cost are required to reimburse the Federal Government for any cost that is later found to be unallowable through legal means other than audit.

John B. Arthur.

Assistant Director for Administration

Circular No. A-110 Revised

To the Heads of Executive Departments and Establishments

SUBJECT: Uniform Administrative Requirements for Grants and Agreements With
         Institutions of Higher Education, Hospitals, and Other Non-Profit Organizations

      1. Purpose. This Circular sets forth standards for obtaining consistency and uniformity among Federal agencies in the administration of grants to and agreements with institutions of higher education, hospitals, and other non-profit organizations.

      2. Authority. Circular A-110 is issued under the authority of 31 U.S.C. 503 (the Chief Financial Officers Act), 31 U.S.C. 1111, 41 U.S.C. 405 (the Office of Federal Procurement Policy Act), Reorganization Plan No. 2 of 1970, and E.O. 11541 ("Prescribing the Duties of the Office of Management and Budget and the Domestic Policy Council in the Executive Office of the President").

      3. Policy. Except as provided herein, the standards set forth in this Circular are applicable to all Federal agencies. If any statute specifically prescribes policies or specific requirements that differ from the standards provided herein, the provisions of the statute shall govern.

      The provisions of the sections of this Circular shall be applied by Federal agencies to recipients. Recipients shall apply the provisions of this Circular to subrecipients performing substantive work under grants and agreements that are passed through or awarded by the primary recipient, if such subrecipients are organizations described in paragraph 1.

      This Circular does not apply to grants, contracts, or other agreements between the Federal Government and units of State or local governments covered by OMB Circular A-102, "Grants and Cooperative Agreements with State and Local Governments," and the Federal agencies' grants management common rule which standardized and codified the administrative requirements Federal agencies impose on State and local grantees. In addition, subawards and contracts to State or local governments are not covered by this Circular. However, this Circular applies to subawards made by State and local governments to organizations covered by this Circular. Federal agencies may apply the provisions of this Circular to commercial organizations, foreign governments, organizations under the jurisdiction of foreign governments, and international organizations.

      4. Definitions. Definitions of key terms used in this Circular are contained in Section ___.2 in the Attachment.

      5. Required Action. The specific requirements and responsibilities of Federal agencies and institutions of higher education, hospitals, and other non-profit organizations are set forth in this Circular. Federal agencies responsible for awarding and administering grants to and other agreements with organizations described in paragraph 1 shall adopt the language in the Circular unless different provisions are required by Federal statute or are approved by OMB.

      6. OMB Responsibilities. OMB will review agency regulations and implementation of this Circular, and will provide interpretations of policy requirements and assistance to insure effective and efficient implementation. Any exceptions will be subject to approval by OMB, as indicated in Section ___.4 in the Attachment. Exceptions will only be made in particular cases where adequate justification is presented.

      7. Information Contact. Further information concerning this Circular may be obtained by contacting the Office of Federal Financial Management, Office of Management and Budget, Washington, DC 20503, telephone (202) 395-3993.

      8. Termination Review Date. This Circular will have a policy review three years from date of issuance.

      9. Effective Date. The standards set forth in this Circular which affect Federal agencies will be effective 30 days after publication of the final revision in the Federal Register. Those standards which Federal agencies impose on grantees will be adopted by agencies in codified regulations within six months after publication in the Federal Register. Earlier implementation is encouraged.

Leon E. Panetta

Director.

Grants and Agreements with Institutions of Higher Education, Hospitals, and Other Non-Profit Organizations

Subpart A - General

Sec.
___.1 Purpose.
___.2 Definitions.
___.3 Effect on other issuances.
___.4 Deviations.
___.5 Subawards.

Subpart B - Pre-award Requirements

___.10 Purpose.
___.11 Pre-award policies.
___.12 Forms for applying for Federal assistance.
___.13 Debarment and suspension.
___.14 Special award conditions.
___.15 Metric system of measurement.
___.16 Resource Conservation and Recovery Act.
___.17 Certifications and representations.

Subpart C - Post-award Requirements

Financial and Program Management

___.20 Purpose of financial and program management.
___.21 Standards for financial management systems.
___.22 Payment.
___.23 Cost sharing or matching.
___.24 Program income.
___.25 Revision of budget and program plans.
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62994  Federal Register / Vol. 58, No. 227 / Monday, November 29, 1993 / Notices
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___.26 Non-Federal audits.
___.27 Allowable costs.
___.28 Period of availability of funds.

Property Standards

___.30 Purpose of property standards.
___.31 Insurance coverage.
___.32 Real property.
___.33 Federally-owned and exempt property.
___.34 Equipment.
___.35 Supplies and other expendable property.
___.36 Intangible property.
___.37 Property trust relationship.

Procurement Standards

___.40 Purpose of procurement standards.
___.41 Recipient responsibilities.
___.42 Codes of conduct.
___.43 Competition.
___.44 Procurement procedures.
___.45 Cost and price analysis.
___.46 Procurement records.
___.47 Contract administration.
___.48 Contract provisions.

Reports and Records

___.50 Purpose of reports and records.
___.51 Monitoring and reporting program performance.
___.52 Financial reporting.
___.53 Retention and access requirements for records.

Termination and Enforcement

___.60 Purpose of termination and enforcement.
___.61 Termination.
___.62 Enforcement.

Subpart D - After-The-Award Requirements

___.70 Purpose.
___.71 Closeout procedures.
___.72 Subsequent adjustments and continuing responsibilities.
___.73 Collection of amounts due.

Appendix A - Contract Provisions

Subpart A - General

      ___.1 Purpose. This Circular establishes uniform administrative requirements for Federal grants and agreements awarded to institutions of higher education, hospitals, and other non-profit organizations. Federal awarding agencies shall not impose additional or inconsistent requirements, except as provided in Sections ___.4, and ___.14 or unless specifically required by Federal statute or executive order. Non-profit organizations that implement Federal programs for the States are also subject to State requirements.

      ___.2 Definitions.

      (a) Accrued expenditures means the charges incurred by the recipient during a given period requiring the provision of funds for: (1) goods and other tangible property received; (2) services performed by employees, contractors, subrecipients, and other payees; and, (3) other amounts becoming owed under programs for which no current services or performance is required.

      (b) Accrued income means the sum of: (1) earnings during a given period from (i) services performed by the recipient, and (ii) goods and other tangible property delivered to purchasers, and (2) amounts becoming owed to the recipient for which no current services or performance is required by the recipient.

      (c) Acquisition cost of equipment means the net invoice price of the equipment, including the cost of modifications, attachments, accessories, or auxiliary apparatus necessary to make the property usable for the purpose for which it was acquired. Other charges, such as the cost of installation, transportation, taxes, duty or protective in-transit insurance, shall be included or excluded from the unit acquisition cost in accordance with the recipient's regular accounting practices.

      (d) Advance means a payment made by Treasury check or other appropriate payment mechanism to a recipient upon its request either before outlays are made by the recipient or through the use of predetermined payment schedules.

      (e) Award means financial assistance that provides support or stimulation to accomplish a public purpose. Awards include grants and other agreements in the form of money or property in lieu of money, by the Federal Government to an eligible recipient. The term does not include: technical assistance, which provides services instead of money; other assistance in the form of loans, loan guarantees, interest subsidies, or insurance; direct payments of any kind to individuals; and, contracts which are required to be entered into and administered under procurement laws and regulations.

      (f) Cash contributions means the recipient's cash outlay, including the outlay of money contributed to the recipient by third parties.

      (g) Closeout means the process by which a Federal awarding agency determines that all applicable administrative actions and all required work of the award have been completed by the recipient and Federal awarding agency.

      (h) Contract means a procurement contract under an award or subaward, and a procurement subcontract under a recipient's or subrecipient's contract.

      (i) Cost sharing or matching means that portion of project or program costs not borne by the Federal Government.

      (j) Date of completion means the date on which all work under an award is completed or the date on the award document, or any supplement or amendment thereto, on which Federal sponsorship ends.

      (k) Disallowed costs means those charges to an award that the Federal awarding agency determines to be unallowable, in accordance with the applicable Federal cost principles or other terms and conditions contained in the award.

      (l) Equipment means tangible nonexpendable personal property including exempt property charged directly to the award having a useful life of more than one year and an acquisition cost of $5000 or more per unit. However, consistent with recipient policy, lower limits may be established.

      (m) Excess property means property under the control of any Federal awarding agency that, as determined by the head thereof, is no longer required for its needs or the discharge of its responsibilities.

      (n) Exempt property means tangible personal property acquired in whole or in part with Federal funds, where the Federal awarding agency has statutory authority to vest title in the recipient without further obligation to the Federal Government. An example of exempt property authority is contained in the Federal Grant and Cooperative Agreement Act (31 U.S.C. 6306), for property acquired under an award to conduct basic or applied research by a non-profit institution of higher education or non-profit organization whose principal purpose is conducting scientific research.

      (o) Federal awarding agency means the Federal agency that provides an award to the recipient.

      (p) Federal funds authorized means the total amount of Federal funds obligated by the Federal Government for use by the recipient. This amount may include any authorized carryover of unobligated funds from prior funding periods when permitted by agency regulations or agency implementing instructions.

      (q) Federal share of real property, equipment, or supplies means that percentage of the property's acquisition costs and any improvement expenditures paid with Federal funds.

      (r) Funding period means the period of time when Federal funding is available for obligation by the recipient.

      (s) Intangible property and debt instruments means, but is not limited to, trademarks, copyrights, patents and patent applications and such property as loans, notes and other debt instruments, lease agreements, stock and other instruments of property ownership, whether considered tangible or intangible.

      (t) Obligations means the amounts of orders placed, contracts and grants awarded, services received and similar transactions during a given period that require payment by the recipient during the same or a future period.

      (u) Outlays or expenditures means charges made to the project or program. They may be reported on a cash or accrual basis. For reports prepared on a cash basis, outlays are the sum of cash disbursements for direct charges for goods and services, the amount of indirect expense charged, the value of third party in-kind contributions applied and the amount of cash advances and payments made to subrecipients. For reports prepared on an accrual basis, outlays are the sum of cash disbursements for direct charges for goods and services, the amount of indirect expense incurred, the value of in-kind contributions applied, and the net increase (or decrease) in the amounts owed by the recipient for goods and other property received, for services performed by employees, contractors, subrecipients and other payees and other amounts becoming owed under programs for which no current services or performance are required.

      (v) Personal property means property of any kind except real property. It may be tangible, having physical existence, or intangible, having no physical existence, such as copyrights, patents, or securities.
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      (w) Prior approval means written approval by an authorized official evidencing prior consent.

      (x) Program income means gross income earned by the recipient that is directly generated by a supported activity or earned as a result of the award (see exclusions in paragraphs ___.24 (e) and (h)). Program income includes, but is not limited to, income from fees for services performed, the use or rental of real or personal property acquired under federally-funded projects, the sale of commodities or items fabricated under an award, license fees and royalties on patents and copyrights, and interest on loans made with award funds. Interest earned on advances of Federal funds is not program income. Except as otherwise provided in Federal awarding agency regulations or the terms and conditions of the award, program income does not include the receipt of principal on loans, rebates, credits, discounts, etc., or interest earned on any of them.

      (y) Project costs means all allowable costs, as set forth in the applicable Federal cost principles, incurred by a recipient and the value of the contributions made by third parties in accomplishing the objectives of the award during the project period.

      (z) Project period means the period established in the award document during which Federal sponsorship begins and ends.

      (aa) Property means, unless otherwise stated, real property, equipment, intangible property and debt instruments.

      (bb) Real property means land, including land improvements, structures and appurtenances thereto, but excludes movable machinery and equipment.

      (cc) Recipient means an organization receiving financial assistance directly from Federal awarding agencies to carry out a project or program. The term includes public and private institutions of higher education, public and private hospitals, and other quasi-public and private non-profit organizations such as, but not limited to, community action agencies, research institutes, educational associations, and health centers. The term may include commercial organizations, foreign or international organizations (such as agencies of the United Nations) which are recipients, subrecipients, or contractors or subcontractors of recipients or subrecipients at the discretion of the Federal awarding agency. The term does not include government-owned contractor-operated facilities or research centers providing continued support for mission-oriented, large-scale programs that are government-owned or controlled, or are designated as federally-funded research and development centers.

      (dd) Research and development means all research activities, both basic and applied, and all development activities that are supported at universities, colleges, and other non-profit institutions. "Research" is defined as a systematic study directed toward fuller scientific knowledge or understanding of the subject studied. "Development" is the systematic use of knowledge and understanding gained from research directed toward the production of useful materials, devices, systems, or methods, including design and development of prototypes and processes. The term research also includes activities involving the training of individuals in research techniques where such activities utilize the same facilities as other research and development activities and where such activities are not included in the instruction function.

      (ee) Small awards means a grant or cooperative agreement not exceeding the small purchase threshold fixed at 41 U.S.C. 403(11) (currently $25,000).

      (ff) Subaward means an award of financial assistance in the form of money, or property in lieu of money, made under an award by a recipient to an eligible subrecipient or by a subrecipient to a lower tier subrecipient. The term includes financial assistance when provided by any legal agreement, even if the agreement is called a contract, but does not include procurement of goods and services nor does it include any form of assistance which is excluded from the definition of "award" in paragraph ___(e).

      (gg) Subrecipient means the legal entity to which a subaward is made and which is accountable to the recipient for the use of the funds provided. The term may include foreign or international organizations (such as agencies of the United Nations) at the discretion of the Federal awarding agency.

      (hh) Supplies means all personal property excluding equipment, intangible property, and debt instruments as defined in this section, and inventions of a contractor conceived or first actually reduced to practice in the performance of work under a funding agreement ("subject inventions"), as defined in 37 CFR part 401, "Rights to Inventions Made by Nonprofit Organizations and Small Business Firms Under Government Grants, Contracts, and Cooperative Agreements."

      (ii) Suspension means an action by a Federal awarding agency that temporarily withdraws Federal sponsorship under an award, pending corrective action by the recipient or pending a decision to terminate the award by the Federal awarding agency. Suspension of an award is a separate action from suspension under Federal agency regulations implementing E.O.s 12549 and 12689, "Debarment and Suspension."

      (jj) Termination means the cancellation of Federal sponsorship, in whole or in part, under an agreement at any time prior to the date of completion.

      (kk) Third party in-kind contributions means the value of non-cash contributions provided by non-Federal third parties. Third party in-kind contributions may be in the form of real property, equipment, supplies and other expendable property, and the value of goods and services directly benefiting and specifically identifiable to the project or program.

      (ll) Unliquidated obligations, for financial reports prepared on a cash basis, means the amount of obligations incurred by the recipient that have not been paid. For reports prepared on an accrued expenditure basis, they represent the amount of obligations incurred by the recipient for which an outlay has not been recorded.

      (mm) Unobligated balance means the portion of the funds authorized by the Federal awarding agency that has not been obligated by the recipient and is determined by deducting the cumulative obligations from the cumulative funds authorized.

      (nn) Unrecovered indirect cost means the difference between the amount awarded and the amount which could have been awarded under the recipient's approved negotiated indirect cost rate.

      (oo) Working capital advance means a procedure where by funds are advanced to the recipient to cover its estimated disbursement needs for a given initial period.

      ___.3 Effect on other issuances. For awards subject to this Circular, all administrative requirements of codified program regulations, program manuals, handbooks and other nonregulatory materials which are inconsistent with the requirements of this Circular shall be superseded, except to the extent they are required by statute, or authorized in accordance with the deviations provision in Section ___.4.

      ___.4 Deviations. The Office of Management and Budget (OMB) may grant exceptions for classes of grants or recipients subject to the requirements of this Circular when exceptions are not prohibited by statute. However, in the interest of maximum uniformity, exceptions from the requirements of this Circular shall be permitted only in unusual circumstances. Federal awarding agencies may apply more restrictive requirements to a class of recipients when approved by OMB. Federal awarding agencies may apply less restrictive requirements when awarding small awards, except for those requirements which are statutory. Exceptions on a case-by-case basis may also be made by Federal awarding agencies.

      ___.5 Subawards. Unless sections of this Circular specifically exclude subrecipients from coverage, the provisions of this Circular shall be applied to subrecipients performing work under awards if such subrecipients are institutions of higher education, hospitals or other non-profit organizations. State and local government subrecipients are subject to the provisions of regulations implementing the grants management common rule,"Uniform Administrative Requirements for Grants and Cooperative Agreements to State and Local Governments," published at 53 FR 8034 (3/11/88).

Subpart B - Pre-Award Requirements

      ___.10 Purpose. Sections ___.11 through ___.17 prescribes forms and instructions and other pre-award matters to be used in applying for Federal awards.

      ___.11 Pre-award policies.

      (a) Use of Grants and Cooperative Agreements, and Contracts. In each instance, the Federal awarding agency shall decide on the appropriate award instrument (i.e., grant, cooperative agreement, or contract). The Federal Grant and Cooperative Agreement Act (31 U.S.C. 6301-08) governs the use of grants, cooperative agreements and contracts. A grant or cooperative agreement shall be used only when the principal purpose of a transaction is to accomplish a public purpose of support or stimulation authorized by
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Federal statute. The statutory criterion for choosing between grants and cooperative agreements is that for the latter, "substantial involvement is expected between the executive agency and the State, local government, or other recipient when carrying out the activity contemplated in the agreement." Contracts shall be used when the principal purpose is acquisition of property or services for the direct benefit or use of the Federal Government.

      (b) Public Notice and Priority Setting. Federal awarding agencies shall notify the public of its intended funding priorities for discretionary grant programs, unless funding priorities are established by Federal statute.

      ___.12 Forms for applying for Federal assistance.

      (a) Federal awarding agencies shall comply with the applicable report clearance requirements of 5 CFR part 1320, "Controlling Paperwork Burdens on the Public," with regard to all forms used by the Federal awarding agency in place of or as a supplement to the Standard Form 424 (SF-424) series.

      (b) Applicants shall use the SF-424 series or those forms and instructions prescribed by the Federal awarding agency.

      (c) For Federal programs covered by E.O. 12372, "Intergovernmental Review of Federal Programs," the applicant shall complete the appropriate sections of the SF-424 (Application for Federal Assistance) indicating whether the application was subject to review by the State Single Point of Contact (SPOC). The name and address of the SPOC for a particular State can be obtained from the Federal awarding agency or the Catalog of Federal Domestic Assistance. The SPOC shall advise the applicant whether the program for which application is made has been selected by that State for review.

      (d) Federal awarding agencies that do not use the SF-424 form should indicate whether the application is subject to review by the State under E.O. 12372.

      ___.13 Debarment and suspension. Federal awarding agencies and recipients shall comply with the nonprocurement debarment and suspension common rule implementing E.O.s 12549 and 12689, "Debarment and Suspension." This common rule restricts subawards and contracts with certain parties that are debarred, suspended or otherwise excluded from or ineligible for participation in Federal assistance programs or activities.

      ___.14 Special award conditions. If an applicant or recipient: (a) has a history of poor performance, (b) is not financially stable, (c) has a management system that does not meet the standards prescribed in this Circular, (d) has not conformed to the terms and conditions of a previous award, or (e) is not otherwise responsible, Federal awarding agencies may impose additional requirements as needed, provided that such applicant or recipient is notified in writing as to: the nature of the additional requirements, the reason why the additional requirements are being imposed, the nature of the corrective action needed, the time allowed for completing the corrective actions, and the method for requesting reconsideration of the additional requirements imposed. Any special conditions shall be promptly removed once the conditions that prompted them have been corrected.

      ___.15 Metric system of measurement. The Metric Conversion Act, as amended by the Omnibus Trade and Competitiveness Act (15 U.S.C. 205) declares that the metric system is the preferred measurement system for U.S. trade and commerce. The Act requires each Federal agency to establish a date or dates in consultation with the Secretary of Commerce, when the metric system of measurement will be used in the agency's procurements, grants, and other business-related activities. Metric implementation may take longer where the use of the system is initially impractical or likely to cause significant inefficiencies in the accomplishment of federally-funded activities. Federal awarding agencies shall follow the provisions of E.O. 12770, "Metric Usage in Federal Government Programs."

      ___.16 Resource Conservation and Recovery Act (RCRA) (Pub. L. 94-580 codified at 42 U.S.C. 6962). Under the Act, any State agency or agency of a political subdivision of a State which is using appropriated Federal funds must comply with Section 6002. Section 6002 requires that preference be given in procurement programs to the purchase of specific products containing recycled materials identified in guidelines developed by the Environmental Protection Agency (EPA) (40 CFR parts 247-254). Accordingly, State and local institutions of higher education, hospitals, and non-profit organizations that receive direct Federal awards or other Federal funds shall give preference in their procurement programs funded with Federal funds to the purchase of recycled products pursuant to the EPA guidelines.

      ___.17 Certifications and representations. Unless prohibited by statute or codified regulation, each Federal awarding agency is authorized and encouraged to allow recipients to submit certifications and representations required by statute, executive order, or regulation on an annual basis, if the recipients have ongoing and continuing relationships with the agency. Annual certifications and representations shall be signed by responsible officials with the authority to ensure recipients' compliance with the pertinent requirements.

Subpart C - Post-Award Requirements

Financial and Program Management

      ___.20 Purpose of financial and program management. Sections ___.21 through ___.28 prescribe standards for financial management systems, methods for making payments and rules for: satisfying cost sharing and matching requirements, accounting for program income, budget revision approvals, making audits, determining allowability of cost, and establishing fund availability.

      ___.21 Standards for financial management systems.

      (a) Federal awarding agencies shall require recipients to relate financial data to performance data and develop unit cost information whenever practical.

      (b) Recipients' financial management systems shall provide for the following.

      (1) Accurate, current and complete disclosure of the financial results of each federally-sponsored project or program in accordance with the reporting requirements set forth in Section ___.52. If a Federal awarding agency requires reporting on an accrual basis from a recipient that maintains its records on other than an accrual basis, the recipient shall not be required to establish an accrual accounting system. These recipients may develop such accrual data for its reports on the basis of an analysis of the documentation on hand.

      (2) Records that identify adequately the source and application of funds for federally-sponsored activities. These records shall contain information pertaining to Federal awards, authorizations, obligations, unobligated balances, assets, outlays, income and interest.

      (3) Effective control over and accountability for all funds, property and other assets. Recipients shall adequately safeguard all such assets and assure they are used solely for authorized purposes.

      (4) Comparison of outlays with budget amounts for each award. Whenever appropriate, financial information should be related to performance and unit cost data.

      (5) Written procedures to minimize the time elapsing between the transfer of funds to the recipient from the U.S. Treasury and the issuance or redemption of checks, warrants or payments by other means for program purposes by the recipient. To the extent that the provisions of the Cash Management Improvement Act (CMIA) (Pub. L. 101-453) govern, payment methods of State agencies, instrumentalities, and fiscal agents shall be consistent with CMIA Treasury-State Agreements or the CMIA default procedures codified at 31 CFR part 205, "Withdrawal of Cash from the Treasury for Advances under Federal Grant and Other Programs."

      (6) Written procedures for determining the reasonableness, allocability and allowability of costs in accordance with the provisions of the applicable Federal cost principles and the terms and conditions of the award.

      (7) Accounting records including cost accounting records that are supported by source documentation.

      (c) Where the Federal Government guarantees or insures the repayment of money borrowed by the recipient, the Federal awarding agency, at its discretion, may require adequate bonding and insurance if the bonding and insurance requirements of the recipient are not deemed adequate to protect the interest of the Federal Government.

      (d) The Federal awarding agency may require adequate fidelity bond coverage where the recipient lacks sufficient coverage to protect the Federal Government's interest.

      (e) Where bonds are required in the situations described above, the bonds shall be obtained from companies holding certificates of authority as acceptable sureties, as prescribed in 31 CFR part 223, "Surety Companies Doing Business with the United States."

      ___.22 Payment.

      (a) Payment methods shall minimize the time elapsing between the transfer of funds
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from the United States Treasury and the issuance or redemption of checks, warrants, or payment by other means by the recipients. Payment methods of State agencies or instrumentalities shall be consistent with Treasury-State CMIA agreements or default procedures codified at 31 CFR part 205.

      (b) Recipients are to be paid in advance, provided they maintain or demonstrate the willingness to maintain: (1) written procedures that minimize the time elapsing between the transfer of funds and disbursement by the recipient, and (2) financial management systems that meet the standards for fund control and accountability as established in Section ___.21. Cash advances to a recipient organization shall be limited to the minimum amounts needed and be timed to be in accordance with the actual, immediate cash requirements of the recipient organization in carrying out the purpose of the approved program or project. The timing and amount of cash advances shall be as close as is administratively feasible to the actual disbursements by the recipient organization for direct program or project costs and the proportionate share of any allowable indirect costs.

      (c) Whenever possible, advances shall be consolidated to cover anticipated cash needs for all awards made by the Federal awarding agency to the recipient.

      (1) Advance payment mechanisms include, but are not limited to, Treasury check and electronic funds transfer.

      (2) Advance payment mechanisms are subject to 31 CFR part 205.

      (3) Recipients shall be authorized to submit requests for advances and reimbursements at least monthly when electronic fund transfers are not used.

      (d) Requests for Treasury check advance payment shall be submitted on SF-270, "Request for Advance or Reimbursement," or other forms as may be authorized by OMB. This form is not to be used when Treasury check advance payments are made to the recipient automatically through the use of a predetermined payment schedule or if precluded by special Federal awarding agency instructions for electronic funds transfer.

      (e) Reimbursement is the preferred method when the requirements in paragraph (b) cannot be met. Federal awarding agencies may also use this method on any construction agreement, or if the major portion of the construction project is accomplished through private market financing or Federal loans, and the Federal assistance constitutes a minor portion of the project.

      (1) When the reimbursement method is used, the Federal awarding agency shall make payment within 30 days after receipt of the billing, unless the billing is improper.

      (2) Recipients shall be authorized to submit request for reimbursement at least monthly when electronic funds transfers are not used.

      (f) If a recipient cannot meet the criteria for advance payments and the Federal awarding agency has determined that reimbursement is not feasible because the recipient lacks sufficient working capital, the Federal awarding agency may provide cash on a working capital advance basis. Under this procedure, the Federal awarding agency shall advance cash to the recipient to cover its estimated disbursement needs for an initial period generally geared to the awardee's disbursing cycle. Thereafter, the Federal awarding agency shall reimburse the recipient for its actual cash disbursements. The working capital advance method of payment shall not be used for recipients unwilling or unable to provide timely advances to their subrecipient to meet the subrecipient's actual cash disbursements.

      (g) To the extent available, recipients shall disburse funds available from repayments to and interest earned on a revolving fund, program income, rebates, refunds, contract settlements, audit recoveries and interest earned on such funds before requesting additional cash payments.

      (h) Unless otherwise required by statute, Federal awarding agencies shall not withhold payments for proper charges made by recipients at any time during the project period unless (1) or (2) apply.

      (1) A recipient has failed to comply with the project objectives, the terms and conditions of the award, or Federal reporting requirements.

      (2) The recipient or subrecipient is delinquent in a debt to the United States as defined in OMB Circular A-129, "Managing Federal Credit Programs." Under such conditions, the Federal awarding agency may, upon reasonable notice, inform the recipient that payments shall not be made for obligations incurred after a specified date until the conditions are corrected or the indebtedness to the Federal Government is liquidated.

      (i) Standards governing the use of banks and other institutions as depositories of funds advanced under awards are as follows.

      (1) Except for situations described in paragraph (i)(2), Federal awarding agencies shall not require separate depository accounts for funds provided to a recipient or establish any eligibility requirements for depositories for funds provided to a recipient. However, recipients must be able to account for the receipt, obligation and expenditure of funds.

      (2) Advances of Federal funds shall be deposited and maintained in insured accounts whenever possible.

      (j) Consistent with the national goal of expanding the opportunities for women-owned and minority-owned business enterprises, recipients shall be encouraged to use women-owned and minority-owned banks (a bank which is owned at least 50 percent by women or minority group members).

      (k) Recipients shall maintain advances of Federal funds in interest bearing accounts, unless (1), (2) or (3) apply.

      (1) The recipient receives less than $120,000 in Federal awards per year.

      (2) The best reasonably available interest bearing account would not be expected to earn interest in excess of $250 per year on Federal cash balances.

      (3) The depository would require an average or minimum balance so high that it would not be feasible within the expected Federal and non-Federal cash resources.

      (l) For those entities where CMIA and its implementing regulations do not apply, interest earned on Federal advances deposited in interest bearing accounts shall be remitted annually to Department of Health and Human Services, Payment Management System, Rockville, MD 20852. Interest amounts up to $250 per year may be retained by the recipient for administrative expense. State universities and hospitals shall comply with CMIA, as it pertains to interest. If an entity subject to CMIA uses its own funds to pay pre-award costs for discretionary awards without prior written approval from the Federal awarding agency, it waives its right to recover the interest under CMIA.

      (m) Except as noted elsewhere in this Circular, only the following forms shall be authorized for the recipients in requesting advances and reimbursements. Federal agencies shall not require more than an original and two copies of these forms.

      (1) SF-270, Request for Advance or Reimbursement. Each Federal awarding agency shall adopt the SF-270 as a standard form for all nonconstruction programs when electronic funds transfer or predetermined advance methods are not used. Federal awarding agencies, however, have the option of using this form for construction programs in lieu of the SF-271, "Outlay Report and Request for Reimbursement for Construction Programs."

      (2) SF-271, Outlay Report and Request for Reimbursement for Construction Programs. Each Federal awarding agency shall adopt the SF-271 as the standard form to be used for requesting reimbursement for construction programs. However, a Federal awarding agency may substitute the SF-270 when the Federal awarding agency determines that it provides adequate information to meet Federal needs.

      ___.23 Cost sharing or matching.

      (a) All contributions, including cash and third party in-kind, shall be accepted as part of the recipient's cost sharing or matching when such contributions meet all of the following criteria.

      (1) Are verifiable from the recipient's records.

      (2) Are not included as contributions for any other federally-assisted project or program.

      (3) Are necessary and reasonable for proper and efficient accomplishment of project or program objectives.

      (4) Are allowable under the applicable cost principles.

      (5) Are not paid by the Federal Government under another award, except where authorized by Federal statute to be used for cost sharing or matching.

      (6) Are provided for in the approved budget when required by the Federal awarding agency.

      (7) Conform to other provisions of this Circular, as applicable.

      (b) Unrecovered indirect costs may be included as part of cost sharing or matching only with the prior approval of the Federal awarding agency.

      (c) Values for recipient contributions of services and property shall be established in accordance with the applicable cost principles. If a Federal awarding agency authorizes recipients to donate buildings or land for construction/facilities acquisition
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projects or long-term use, the value of the donated property for cost sharing or matching shall be the lesser of (1) or (2).

      (1) The certified value of the remaining life of the property recorded in the recipient's accounting records at the time of donation.

      (2) The current fair market value. However, when there is sufficient justification, the Federal awarding agency may approve the use of the current fair market value of the donated property, even if it exceeds the certified value at the time of donation to the project.

      (d) Volunteer services furnished by professional and technical personnel, consultants, and other skilled and unskilled labor may be counted as cost sharing or matching if the service is an integral and necessary part of an approved project or program. Rates for volunteer services shall be consistent with those paid for similar work in the recipient's organization. In those instances in which the required skills are not found in the recipient organization, rates shall be consistent with those paid for similar work in the labor market in which the recipient competes for the kind of services involved. In either case, paid fringe benefits that are reasonable, allowable, and allocable may be included in the valuation.

      (e) When an employer other than the recipient furnishes the services of an employee, these services shall be valued at the employee's regular rate of pay (plus an amount of fringe benefits that are reasonable, allowable, and allocable, but exclusive of overhead costs), provided these services are in the same skill for which the employee is normally paid.

      (f) Donated supplies may include such items as expendable equipment, office supplies, laboratory supplies or workshop and classroom supplies. Value assessed to donated supplies included in the cost sharing or matching share shall be reasonable and shall not exceed the fair market value of the property at the time of the donation.

      (g) The method used for determining cost sharing or matching for donated equipment, buildings and land for which title passes to the recipient may differ according to the purpose of the award, if (1) or (2) apply.

      (1) If the purpose of the award is to assist the recipient in the acquisition of equipment, buildings or land, the total value of the donated property may be claimed as cost sharing or matching.

      (2) If the purpose of the award is to support activities that require the use of equipment, buildings or land, normally only depreciation or use charges for equipment and buildings may be made. However, the full value of equipment or other capital assets and fair rental charges for land may be allowed, provided that the Federal awarding agency has approved the charges.

      (h) The value of donated property shall be determined in accordance with the usual accounting policies of the recipient, with the following qualifications.

      (1) The value of donated land and buildings shall not exceed its fair market value at the time of donation to the recipient as established by an independent appraiser (e.g., certified real property appraiser or General Services Administration representative) and certified by a responsible official of the recipient.

      (2) The value of donated equipment shall not exceed the fair market value of equipment of the same age and condition at the time of donation.

      (3) The value of donated space shall not exceed the fair rental value of comparable space as established by an independent appraisal of comparable space and facilities in a privately-owned building in the same locality.

      (4) The value of loaned equipment shall not exceed its fair rental value.

      (5) The following requirements pertain to the recipient's supporting records for in-kind contributions from third parties.

      (i) Volunteer services shall be documented and, to the extent feasible, supported by the same methods used by the recipient for its own employees.

      (ii) The basis for determining the valuation for personal service, material, equipment, buildings and land shall be documented.

      ___.24 Program income.

      (a) Federal awarding agencies shall apply the standards set forth in this section in requiring recipient organizations to account for program income related to projects financed in whole or in part with Federal funds.

      (b) Except as provided in paragraph (h) below, program income earned during the project period shall be retained by the recipient and, in accordance with Federal awarding agency regulations or the terms and conditions of the award, shall be used in one or more of the ways listed in the following.

      (1) Added to funds committed to the project by the Federal awarding agency and recipient and used to further eligible project or program objectives.

      (2) Used to finance the non-Federal share of the project or program.

      (3) Deducted from the total project or program allowable cost in determining the net allowable costs on which the Federal share of costs is based.

      (c) When an agency authorizes the disposition of program income as described in paragraphs (b)(1) or (b)(2), program income in excess of any limits stipulated shall be used in accordance with paragraph (b)(3).

      (d) In the event that the Federal awarding agency does not specify in its regulations or the terms and conditions of the award how program income is to be used, paragraph (b)(3) shall apply automatically to all projects or programs except research. For awards that support research, paragraph (b)(1) shall apply automatically unless the awarding agency indicates in the terms and conditions another alternative on the award or the recipient is subject to special award conditions, as indicated in Section ___.14.

      (e) Unless Federal awarding agency regulations or the terms and conditions of the award provide otherwise, recipients shall have no obligation to the Federal Government regarding program income earned after the end of the project period.

      (f) If authorized by Federal awarding agency regulations or the terms and conditions of the award, costs incident to the generation of program income may be deducted from gross income to determine program income, provided these costs have not been charged to the award.

      (g) Proceeds from the sale of property shall be handled in accordance with the requirements of the Property Standards (See Sections ___.30 through ___.37).

      (h) Unless Federal awarding agency regulations or the terms and condition of the award provide otherwise, recipients shall have no obligation to the Federal Government with respect to program income earned from license fees and royalties for copyrighted material, patents, patent applications, trademarks, and inventions produced under an award. However, Patent and Trademark Amendments (35 U.S.C. 18) apply to inventions made under an experimental, developmental, or research award.

      ___.25 Revision of budget and program plans.

      (a) The budget plan is the financial expression of the project or program as approved during the award process. It may include either the Federal and non-Federal share, or only the Federal share, depending upon Federal awarding agency requirements. It shall be related to performance for program evaluation purposes whenever appropriate.

      (b) Recipients are required to report deviations from budget and program plans, and request prior approvals for budget and program plan revisions, in accordance with this section.

      (c) For nonconstruction awards, recipients shall request prior approvals from Federal awarding agencies for one or more of the following program or budget related reasons.

      (1) Change in the scope or the objective of the project or program (even if there is no associated budget revision requiring prior written approval).

      (2) Change in a key person specified in the application or award document.

      (3) The absence for more than three months, or a 25 percent reduction in time devoted to the project, by the approved project director or principal investigator.

      (4) The need for additional Federal funding.

      (5) The transfer of amounts budgeted for indirect costs to absorb increases in direct costs, or vice versa, if approval is required by the Federal awarding agency.

      (6) The inclusion, unless waived by the Federal awarding agency, of costs that require prior approval in accordance with OMB Circular A-21, "Cost Principles for Educational Institutions," OMB Circular A-122, "Cost Principles for Non-Profit Organizations," or 45 CFR part 74 Appendix E, "Principles for Determining Costs Applicable to Research and Development under Grants and Contracts with Hospitals," or 48 CFR part 31, "Contract Cost Principles and Procedures," as applicable.

      (7) The transfer of funds allotted for training allowances (direct payment to trainees) to other categories of expense.

      (8) Unless described in the application and funded in the approved awards, the subaward, transfer or contracting out of any work under an award. This provision does not apply to the purchase of supplies, material, equipment or general support services.
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the Federal awarding agency shall retain the right to recover an appropriate amount after fully considering the recommendations on disallowed costs resulting from the final audit.

      ___.72 Subsequent adjustments and continuing responsibilities.

      (a) The closeout of an award does not affect any of the following.

      (1) The right of the Federal awarding agency to disallow costs and recover funds on the basis of a later audit or other review.

      (2) The obligation of the recipient to return any funds due as a result of later refunds, corrections, or other transactions.

      (3) Audit requirements in Section ___.26.

      (4) Property management requirements in Sections ___.31 through ___.37.

      (5) Records retention as required in Section ___.53.

      (b) After closeout of an award, a relationship created under an award may be modified or ended in whole or in part with the consent of the Federal awarding agency and the recipient, provided the responsibilities of the recipient referred to in paragraph ___.73(a), including those for property management as applicable, are considered and provisions made for continuing responsibilities of the recipient, as appropriate.

      ___.73 Collection of amounts due.

      (a) Any funds paid to a recipient in excess of the amount to which the recipient is finally determined to be entitled under the terms and conditions of the award constitute a debt to the Federal Government. If not paid within a reasonable period after the demand for payment, the Federal awarding agency may reduce the debt by (1), (2) or (3).

      (1) Making an administrative offset against other requests for reimbursements.

      (2) Withholding advance payments otherwise due to the recipient.

      (3) Taking other action permitted by statute.

      (b) Except as otherwise provided by law, the Federal awarding agency shall charge interest on an overdue debt in accordance with 4 CFR Chapter II, "Federal Claims Collection Standards."

Appendix A - Contract Provisions

      All contracts, awarded by a recipient including small purchases, shall contain the following provisions as applicable:

      1. Equal Employment Opportunity - All contracts shall contain a provision requiring compliance with E.O. 11246, "Equal Employment Opportunity," as amended by E.O. 11375, "Amending Executive Order 11246 Relating to Equal Employment Opportunity," and as supplemented by regulations at 41 CFR part 60, "Office of Federal Contract Compliance Programs, Equal Employment Opportunity, Department of Labor."

      2. Copeland "Anti-Kickback" Act (18 U.S.C. 874 and 40 U.S.C. 276c) - All contracts and subgrants in excess of $2000 for construction or repair awarded by recipients and subrecipients shall include a provision for compliance with the Copeland "Anti-Kickback" Act (18 U.S.C. 874), as supplemented by Department of Labor regulations (29 CFR part 3, "Contractors and Subcontractors on Public Building or Public Work Financed in Whole or in Part by Loans or Grants from the United States"). The Act provides that each contractor or subrecipient shall be prohibited from inducing, by any means, any person employed in the construction, completion, or repair of public work, to give up any part of the compensation to which he is otherwise entitled. The recipient shall report all suspected or reported violations to the Federal awarding agency.

      3. Davis-Bacon Act, as amended (40 U.S.C. 276a to a-7) - When required by Federal program legislation, all construction contracts awarded by the recipients and subrecipients of more than $2000 shall include a provision for compliance with the Davis-Bacon Act (40 U.S.C. 276a to a-7) and as supplemented by Department of Labor regulations (29 CFR part 5, "Labor Standards Provisions Applicable to Contracts Governing Federally Financed and Assisted Construction"). Under this Act, contractors shall be required to pay wages to laborers and mechanics at a rate not less than the minimum wages specified in a wage determination made by the Secretary of Labor. In addition, contractors shall be required to pay wages not less than once a week. The recipient shall place a copy of the current prevailing wage determination issued by the Department of Labor in each solicitation and the award of a contract shall be conditioned upon the acceptance of the wage determination. The recipient shall report all suspected or reported violations to the Federal awarding agency.

      4. Contract Work Hours and Safety Standards Act (40 U.S.C. 327-333) - Where applicable, all contracts awarded by recipients in excess of $2000 for construction contracts and in excess of $2500 for other contracts that involve the employment of mechanics or laborers shall include a provision for compliance with Sections 102 and 107 of the Contract Work Hours and Safety Standards Act (40 U.S.C. 327-333), as supplemented by Department of Labor regulations (29 CFR part 5). Under Section 102 of the Act, each contractor shall be required to compute the wages of every mechanic and laborer on the basis of a standard work week of 40 hours. Work in excess of the standard work week is permissible provided that the worker is compensated at a rate of not less than 1 1/2 times the basic rate of pay for all hours worked in excess of 40 hours in the work week. Section 107 of the Act is applicable to construction work and provides that no laborer or mechanic shall be required to work in surroundings or under working conditions which are unsanitary, hazardous or dangerous. These requirements do not apply to the purchases of supplies or materials or articles ordinarily available on the open market, or contracts for transportation or transmission of intelligence.

      5. Rights to Inventions Made Under a Contract or Agreement - Contracts or agreements for the performance of experimental, developmental, or research work shall provide for the rights of the Federal Government and the recipient in any resulting invention in accordance with 37 CFR part 401, "Rights to Inventions Made by Nonprofit Organizations and Small Business Firms Under Government Grants, Contracts and Cooperative Agreements," and any implementing regulations issued by the awarding agency.

      6. Clean Air Act (42 U.S.C. 7401 et seq.) and the Federal Water Pollution Control Act (33 U.S.C. 1251 et seq.), as amended - Contracts and subgrants of amounts in excess of $100,000 shall contain a provision that requires the recipient to agree to comply with all applicable standards, orders or regulations issued pursuant to the Clean Air Act (42 U.S.C. 7401 et seq.) and the Federal Water Pollution Control Act as amended (33 U.S.C. 1251 et seq.). Violations shall be reported to the Federal awarding agency and the Regional Office of the Environmental Protection Agency (EPA).

      7. Byrd Anti-Lobbying Amendment (31 U.S.C. 1352) - Contractors who apply or bid for an award of $100,000 or more shall file the required certification. Each tier certifies to the tier above that it will not and has not used Federal appropriated funds to pay any person or organization for influencing or attempting to influence an officer or employee of any agency, a member of Congress, officer or employee of Congress, or an employee of a member of Congress in connection with obtaining any Federal contract, grant or any other award covered by 31 U.S.C. 1352. Each tier shall also disclose any lobbying with non-Federal funds that takes place in connection with obtaining any Federal award. Such disclosures are forwarded from tier to tier up to the recipient.

      8. Debarment and Suspension (E.O.s 12549 and 12689) - No contract shall be made to parties listed on the General Services Administration's List of Parties Excluded from Federal Procurement or Nonprocurement Programs in accordance with E.O.s 12549 and 12689, "Debarment and Suspension." This list contains the names of parties debarred, suspended, or otherwise excluded by agencies, and contractors declared ineligible under statutory or regulatory authority other than E.O. 12549. Contractors with awards that exceed the small purchase threshold shall provide the required certification regarding its exclusion status and that of its principal employees.

[FR Doc. 93-29077 Filed 11-26-93; 8:45 am]

BILLING CODE 3110-01-P

                           FAC 97-02 OCTOBER 10, 1997

                PART 31--CONTRACT COST PRINCIPLES AND PROCEDURES

Sec.
31.000         Scope of part.
31.001         Definitions.
31.002         Availability of accounting guide.

                           Subpart 31.1--Applicability

31.100         Scope of subpart.
31.101         Objectives.
31.102         Fixed-price contracts.
31.103         Contracts with commercial organizations.
31.104         Contracts with educational institutions.
31.105         Construction and architect-engineer contracts.
31.106         Facilities contracts.
31.106-1       Applicable cost principles.
31.106-2       Exceptions to general rules on allowability and allocability.
31.106-3       Contractor's commercial items.
31.107         Contracts with State, local, and federally recognized Indian tribal governments.
31.108         Contracts with nonprofit organizations.
31.109         Advance agreements.
31.110         Indirect cost rate certification and penalties on unallowable costs.

              Subpart 31.2--Contracts with Commercial Organizations

31.201         General.
31.201-1       Composition of total cost.
31.201-2       Determining allowability.
31.201-3       Determining reasonableness.
31.201-4       Determining allocability.
31.201-5       Credits.
31.201-6       Accounting for unallowable costs.
31.201-7       Construction and architect-engineer contracts.
31.202         Direct costs.
31.203         Indirect costs.
31.204         Application of principles and procedures.
31.205         Selected costs.
31.205-1       Public relations and advertising costs.
31.205-2       [Reserved]
31.205-3       Bad debts.
31.205-4       Bonding costs.
31.205-5       Civil defense costs.
31.205-6       Compensation for personal services.
31.205-7       Contingencies.
31.205-8       Contributions or donations.
31.205-9       [Reserved]
31.205-10      Cost of money.
31.205-11      Depreciation.
31.205-12      Economic planning costs.
31.205-13      Employee morale, health, welfare, food service, and dormitory costs and credits.
31.205-14      Entertainment costs.
31.205-15      Fines, penalties, and mischarging costs.
31.205-16      Gains and losses on disposition or impairment of depreciable property or other capital assets.
31.205-17      Idle facilities and idle capacity costs.
31.205-18      Independent research and development and bid and proposal costs.
31.205-19      Insurance and indemnification.
31.205-20      Interest and other financial costs.
31.205-21      Labor relations costs.
31.205-22      Lobbying and political activity costs.
31.205-23      Losses on other contracts.
31.205-24      Maintenance and repair costs.
31.205-25      Manufacturing and production engineering costs.
31.205-26      Material costs.
31.205-27      Organization costs.
31.205-28      Other business expenses.
31.205-29      Plant protection costs.
31.205-30      Patent costs.
31.205-31      Plant reconversion costs.
31.205-32      Precontract costs.
31.205-33      Professional and consultant service costs.
31.205-34      Recruitment costs.
31.205-35      Relocation costs.
31.205-36      Rental costs.
31.205-37      Royalties and other costs for use of patents.
31.205-38      Selling costs.
31.205-39      Service and warranty costs.
31.205-40      Special tooling and special test equipment costs.
31.205-41      Taxes.
31.205-42      Termination costs.
31.205-43      Trade, business, technical, and professional activity costs.
31.205-44      Training and education costs.
31.205-45      Transportation costs.
31.205-46      Travel costs.
31.205-47      Costs related to legal and other proceedings.
31.205-48      Deferred research and development costs.
31.205-49      Goodwill.
31.205-50      [Reserved]
31.205-51      Costs of alcoholic beverages.
31.205-52      Asset valuations resulting from business combinations.

              Subpart 31.3--Contracts with Educational Institutions

31.301         Purpose.
31.302         General.
31.303         Requirements.

                      Subparts 31.4 and 31.5--[Reserved]

            Subpart 31.6--Contracts with State, Local, and Federally
                      Recognized Indian Tribal Governments

31.601         Purpose.
31.602         General.
31.603         Requirements.

              Subpart 31.7--Contracts with Nonprofit Organizations

31.701         Purpose.
31.702         General.
31.703         Requirements.

31.000 Scope of part.

      This part contains cost principles and procedures for--

      (a) The pricing of contracts, subcontracts, and modifications to contracts and subcontracts whenever cost analysis is performed (see 15.404-1(c)), and


                                                                            31-1

31.001                                            FEDERAL ACQUISITION REGULATION
--------------------------------------------------------------------------------

      (b) The determination, negotiation, or allowance of costs when required by a contract clause.

31.001 Definitions.

      "Accrued benefit cost method" means an actuarial cost method under which units of benefit are assigned to each cost accounting period and are valued as they accrue; i.e., based on the services performed by each employee in the period involved. The measure of normal cost under this method for each cost accounting period is the present value of the units of benefit deemed to be credited to employees for service in that period. The measure of the actuarial liability at a plan's inception date is the present value of the units of benefit credited to employees for service prior to that date. (This method is also known as the unit credit cost method.)

      "Accumulating costs" means collecting cost data in an organized manner, such as through a system of accounts.

      "Actual cash value" means the cost of replacing damaged property with other property of like kind and quality in the physical condition of the property immediately before the damage.

      "Actual costs," as used in this part (other than Subpart 31.6), means amounts determined on the basis of costs incurred, as distinguished from forecasted costs. Actual costs include standard costs properly adjusted for applicable variances.

      "Actuarial assumption" means a prediction of future conditions affecting pension costs; e.g., mortality rate, employee turnover, compensation levels, pension fund earnings, and changes in values of pension funds assets.

      "Actuarial cost method" means a technique which uses actuarial assumptions to measure the present value of future pension benefits and pension fund administrative expenses, and which assigns the cost of such benefits and expenses to cost accounting periods.

      "Actuarial gain and loss" means the effect on pension cost resulting from differences between actuarial assumptions and actual experience.

      "Actuarial liability" means pension cost attributable, under the actuarial cost method in use, to years before the date of a particular actuarial valuation. As of such date, the actuarial liability represents the excess of the present value of the future benefits and administrative expenses over the present value of future contributions, for the normal cost for all plan participants and beneficiaries. The excess of the actuarial liability over the value of the assets of a pension plan is the unfunded actuarial liability.

      "Actuarial valuation" means the determination, as of a specified date, of the normal cost, actuarial liability, value of the assets of a pension fund, and other relevant values for the pension plan.

      "Allocate" means to assign an item of cost, or a group of items of cost, to one or more cost objectives. This term includes both direct assignment of cost and the reassignment of a share from an indirect cost pool.

      "Business unit" means any segment of an organization, or an entire business organization which is not divided into segments.

      "Compensated personal absence" means any absence from work for reasons such as illness, vacation, holidays, jury duty, military training, or personal activities for which an employer pays compensation directly to an employee in accordance with a plan or custom of the employer.

      "Cost input" means the cost, except general and administrative (G&A) expenses, which for contract costing purposes is allocable to the production of goods and services during a cost accounting period.

      "Cost objective," as used in this part (other than Subpart 31.6), means a function, organizational subdivision, contract, or other work unit for which cost data are desired and for which provision is made to accumulate and measure the cost of processes, products, jobs, capitalized projects, etc.

      "Cost of capital committed to facilities" means an imputed cost determined by applying a cost of money rate to facilities capital.

      "Deferred compensation" means an award made by an employer to compensate an employee in a future cost accounting period or periods for services rendered in one or more cost accounting periods before the date of the receipt of compensation by the employee. This definition shall not include the amount of year end accruals for salaries, wages, or bonuses that are to be paid within a reasonable period of time after the end of a cost accounting period.

      "Defined-benefit pension plan" means a pension plan in which the benefits to be paid, or the basis for determining such benefits, are established in advance and the contributions are intended to provide the stated benefits.

      "Defined-contribution pension plan" means a pension plan in which the contributions to be made are established in advance and the benefits are determined thereby.

      "Directly associated cost" means any cost which is generated solely as a result of the incurrence of another cost, and which would not have been incurred had the other cost not been incurred.

      "Estimating costs" means the process of forecasting a future result in terms of cost, based upon information available at the time.

      "Expressly unallowable cost" means a particular item or type of cost which, under the express provisions of an applicable law, regulation, or contract, is specifically named and stated to be unallowable.


31-2 (FAC 97-02)

                          FAC 97-09 DECEMBER 29, 1998

PART 31--CONTRACT COST PRINCIPLES AND PROCEDURES                          31.001
--------------------------------------------------------------------------------

      "Facilities capital" means the net book value of tangible capital assets and of those intangible capital assets that are subject to amortization.

      "Final cost objective" as used in this part (other than Subparts 31.3 and 31.6), means a cost objective that has allocated to it both direct and indirect costs and, in the contractor's accumulation system, is one of the final accumulation points.

      "Fiscal year" as used in this part, means the accounting period for which annual financial statements are regularly prepared, generally a period of 12 months, 52 weeks, or 53 weeks.

      "Funded pension cost" means the portion of pension cost for a current or prior cost accounting period that has been paid to a funding agency.

      "General and administrative (G&A) expense" means any management, financial, and other expense which is incurred by or allocated to a business unit and which is for the general management and administration of the business unit as a whole. G&A expense does not include those management expenses whose beneficial or causal relationship to cost objectives can be more directly measured by a base other than a cost input base representing the total activity of a business unit during a cost accounting period.

      "Home office" means an office responsible for directing or managing two or more, but not necessarily all, segments of an organization. It typically establishes policy for, and provides guidance to, the segments in their operations. It usually performs management, supervisory, or administrative functions, and may also perform service functions in support of the operations of the various segments. An organization which has intermediate levels, such as groups, may have several home offices which report to a common home office. An intermediate organization may be both a segment and a home office.

      "Immediate-gain actuarial cost method" means any of the several actuarial cost methods under which actuarial gains and losses are included as part of the unfunded actuarial liability of the pension plan, rather than as part of the normal cost of the plan.

      "Independent research and development (IR&D) cost" means the cost of effort which is neither sponsored by a grant, nor required in performing a contract, and which falls within any of the following four areas--

            (a) Basic research,

            (b) Applied research,

            (c) Development, and

            (d) Systems and other concept formulation studies.

      "Indirect cost pools," as used in this part (other than Subparts 31.3 and 31.6), means groupings of incurred costs identified with two or more cost objectives but not identified specifically with any final cost objective.

      "Insurance administration expenses" means the contractor's costs of administering an insurance program; e.g., the costs of operating an insurance or risk-management department, processing claims, actuarial fees, and service fees paid to insurance companies, trustees, or technical consultants.

      "Intangible capital asset" means an asset that has no physical substance, has more than minimal value, and is expected to be held by an enterprise for continued use or possession beyond the current accounting period for the benefits it yields.

      "Job" as used in this part, means a homogeneous cluster of work tasks, the completion of which serves an enduring purpose for the organization. Taken as a whole, the collection of tasks, duties, and responsibilities constitutes the assignment for one or more individuals whose work is of the same nature and is performed at the same skill/responsibility level--as opposed to a position, which is a collection of tasks assigned to a specific individual. Within a job, there may be pay categories which are dependent on the degree of supervision required by the employee while performing assigned tasks which are performed by all persons with the same job.

      "Job class of employees" as used in this part, means employees performing in positions within the same job.

      "Labor cost at standard" means a preestablished measure of the labor element of cost, computed by multiplying labor-rate standard by labor-time standard.

      "Labor market," as used in this part, means a place where individuals exchange their labor for compensation. Labor markets are identified and defined by a combination of the following factors--

            (1) Geography,

            (2) Education and/or technical background required,

            (3) Experience required by the job,

            (4) Licensing or certification requirements,

            (5) Occupational membership, and

            (6) Industry.

      "Labor-rate standard" means a preestablished measure, expressed in monetary terms, of the price of labor.

      "Labor-time standard" means a preestablished measure, expressed in temporal terms, of the quantity of labor.

      "Material cost at standard" means a preestablished measure of the material elements of cost, computed by multiplying material-price standard by material-quantity standard.

      "Material-price standard" means a preestablished measure, expressed in monetary terms, of the price of material.

      "Material-quantity standard" means a preestablished measure, expressed in physical terms, of the quantity of material.

      "Moving average cost" means an inventory costing method under which an average unit cost is computed after each acquisition by adding the cost of the newly acquired units to the cost of the units of inventory on hand and dividing this figure by the new total number of units.

      "Nonqualified pension plan" means any pension plan other than a qualified pension plan as defined in this part.

      "Normal cost" means the annual cost attributable, under the actuarial cost method in use, to current and future years


                                                                            31-3

                          FAC 97-09 DECEMBER 29, 1998

31.001                                            FEDERAL ACQUISITION REGULATION
--------------------------------------------------------------------------------

as a particular valuation date excluding any payment in respect of an unfunded actuarial liability.

      "Original complement of low cost equipment" means a group of items acquired for the initial outfitting of a tangible capital asset or an operational unit, or a new addition to either. The items in the group individually cost less than the minimum amount established by the contractor for capitalization for the classes of assets acquired but in the aggregate they represent a material investment. The group, as a complement, is expected to be held for continued service beyond the current period. Initial outfitting of the unit is completed when the unit is ready and available for normal operations.

      "Pay-as-you-go cost method" means a method of recognizing pension cost only when benefits are paid to retired employees or their beneficiaries.

      "Pension plan" means a deferred compensation plan established and maintained by one or more employers to provide systematically for the payment of benefits to plan participants after their retirements, provided that the benefits are paid for life or are payable for life at the option of the employees. Additional benefits such as permanent and total disability and death payments, and survivorship payments to beneficiaries of deceased employees, may be an integral part of a pension plan.

      "Pension plan participant" means any employee or former employee of an employer or any member or former member of an employee organization, who is or may become eligible to receive a benefit from a pension plan which covers employees of such employer or members of such organization who have satisfied the plan's participation requirements, or whose beneficiaries are receiving or may be eligible to receive any such benefit. A participant whose employment status with the employer has not been terminated is an active participant of the employer's pension plan.

      "Pricing" means the process of establishing a reasonable amount or amounts to be paid for supplies or services.

      "Profit center," as used in this part (other than Subparts 31.3 and 31.6), means the smallest organizationally independent segment of a company charged by management with profit and loss responsibilities.

      "Projected average loss" means the estimated long-term average loss per period for periods of comparable exposure to risk of loss.

      "Projected benefit cost method" means either --

      (1) Any of the several actuarial cost methods that distribute the estimated total cost of all of the employees' prospective benefits over a period of years, usually their working careers; or

      (2) A modification of the accrued benefit cost method that considers projected compensation levels.

      "Proposal" means any offer or other submission used as a basis for pricing a contract, contract modification, or termination settlement or for securing payments thereunder.

      "Qualified pension plan" means a pension plan comprising a definite written program communicated to and for the exclusive benefit of employees that meets the criteria deemed esstial by the Internal Revenue Service as set forth in the Internal Revenue Code for preferential tax treatment regarding contributions, investments, and distributions. Any other plan is a nonqualified pension plan.

      "Residual value" means the proceeds, less removal and disposal costs, if any, realized upon disposition of a tangible capital asset. It usually is measured by the net proceeds from the sale or other disposition of the asset, or its fair value if the asset is traded in on another asset. The estimated residual value is a current forecast of the residual value.

      "Segment" means one of two or more divisions, product departments, plants, or other subdivisions of an organization reporting directly to a home office, usually identified with responsibility for profit and/or producing a product or service. The term includes Government-owned contractor-operated (GOCO) facilities, and joint ventures and subsidiaries (domestic and foreign) in which the organization has a majority ownership. The term also includes those joint ventures and subsidiaries (domestic and foreign) in which the organization has less than a majority of ownership, but over which it exercises control.

      "Self-insurance" means the assumption or retention of the risk of loss by the contractor, whether voluntarily or involuntarily. Self-insurance includes the deductible portion of purchased insurance.

      "Self-insurance charge" means a cost which represents the projected average loss under a self-insurance plan.

      "Service life" means the period of usefulness of a tangible capital asset (or group of assets) to its current owner. The period may be expressed in units of time or output. The estimated service life of a tangible capital asset (or group of assets) is a current forecast of its service life and is the period over which depreciation cost is to be assigned.

      "Spread-gain actuarial cost method" means any of the several projected benefit actuarial cost methods under which actuarial gains and losses are included as part of the current and future normal costs of the pension plan.

      "Standard cost" means any cost computed with the use of preestablished measures.

      "Tangible capital asset" means an asset that has physical substance, more than minimal value, and is expected to be held by an enterprise for continued use or possession beyond the current accounting period for the services it yields.

      "Termination of employment gain or loss" means an actuarial gain or loss resulting from the difference between the assumed and actual rates at which pension plan participants separate from employment for reasons other than retirement, disability, or death.


31-4

                          FAC 97-02 OCTOBER 10, 1997

PART 31--CONTRACT COST PRINCIPLES AND PROCEDURES                          31.104
--------------------------------------------------------------------------------

      "Unfunded pension plan," as used in this part, means a defined benefit pension plan for which no funding agency is established for the accumulation of contributions.

      "Variance" means the difference between a preestablished measure and an actual measure.

      "Weighted average cost" means an inventory costing method under which an average unit cost is computed periodically by dividing the sum of the cost of beginning inventory plus the cost of acquisitions by the total number of units included in these two categories.

31.002 Availability of accounting guide.

      Contractors needing assistance in developing or improving their accounting systems and procedures may request a copy of the guide entitled "Guidance for New Contractors" (DCAAP 7641.90). The guide is available from:

      Headquarters, Defense Contract Audit Agency
      Operating Administrative Office
      8725 John J Kingman Road, Suite 2135
      Fort Belvoir VA 22060-6219
      Telephone No. (703) 767-1066
      Telefax No. (703) 767-1061

                           Subpart 31.1--Applicability

31.100 Scope of subpart.

      This subpart describes the applicability of the cost principles and procedures in succeeding subparts of this part to various types of contracts and subcontracts. It also describes the need for advance agreements.

31.101 Objectives.

      In recognition of differing organizational characteristics, the cost principles and procedures in the succeeding subparts are grouped basically by organizational type; e.g., commercial concerns and educational institutions. The overall objective is to provide that, to the extent practicable, all organizations of similar types doing similar work will follow the same cost principles and procedures. To achieve this uniformity, individual deviations concerning cost principles require advance approval of the agency head or designee. Class deviations for the civilian agencies require advance approval of the Civilian Agency Acquisition Council. Class deviations for the National Aeronautics and Space Administration require advance approval of the Associate Administrator for Procurement. Class deviations for the Department of Defense require advance approval of the Director of Defense Procurement, Office of the Under Secretary of Defense for Acquisition and Technology.

31.102 Fixed-price contracts.

      The applicable subparts of Part 31 shall be used in the pricing of fixed-price contracts, subcontracts, and modifications to contracts and subcontracts whenever (a) cost analysis is performed, or (b) a fixed-price contract clause requires the determination or negotiation of costs. However, application of cost principles to fixed-price contracts and subcontracts shall not be construed as a requirement to negotiate agreements on individual elements of cost in arriving at agreement on the total price. The final price accepted by the parties reflects agreement only on the total price. Further, notwithstanding the mandatory use of cost principles, the objective will continue to be to negotiate prices that are fair and reasonable, cost and other factors considered.

31.103 Contracts with commercial organizations.

      This category includes all contracts and contract modifications for supplies, services, or experimental, developmental, or research work negotiated with organizations other than educational institutions (see 31.104), construction and architect-engineer contracts (see 31.105), State and local governments (see 31.107) and nonprofit organizations (see 31.108) on the basis of cost.

      (a) The cost principles and procedures in Subpart 31.2 and agency supplements shall be used in pricing negotiated supply, service, experimental, developmental, and research contracts and contract modifications with commercial organizations whenever cost analysis is performed as required by 15.404-1(c).

      (b) In addition, the contracting officer shall incorporate the cost principles and procedures in Subpart 31.2 and agency supplements by reference in contracts with commercial organizations as the basis for--

            (1) Determining reimbursable costs under--

                  (i) Cost-reimbursement contracts and cost-reimbursement subcontracts under these contracts performed by commercial organizations and

                  (ii) The cost-reimbursement portion of time-and-materials contracts except when material is priced on a basis other than at cost (see 16.601(b)(3));

            (2) Negotiating indirect cost rates (see Subpart 42.7);

            (3) Proposing, negotiating, or determining costs under terminated contracts (see 49.103 and 49.113);

            (4) Price revision of fixed-price incentive contracts (see 16.204 and 16.403);

            (5) Price redetermination of price redetermination contracts (see
16.205 and 16.206); and

            (6) Pricing changes and other contract modifications.

31.104 Contracts with educational institutions.

      This category includes all contracts and contract modifications for research and development, training, and other work performed by educational institutions.


                                                                            31-5
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                           FAC 97-02 OCTOBER 10, 1997

31.105                                            FEDERAL ACQUISITION REGULATION
--------------------------------------------------------------------------------

      (a) The contracting officer shall incorporate the cost principles and procedures in Subpart 31.3 by reference in cost-reimbursement contracts with educational institutions as the basis for--

            (1) Determining reimbursable costs under the contracts and cost-reimbursement subcontracts thereunder performed by educational institutions;

            (2) Negotiating indirect cost rates; and

            (3) Settling costs of cost-reimbursement terminated contracts (see Subpart 49.3 and 49.109-7).

      (b) The cost principles in this subpart are to be used as a guide in evaluating costs in connection with negotiating fixed-price contracts and termination settlements.

31.105 Construction and architect-engineer contracts.

      (a) This category includes all contracts and contract modifications negotiated on the basis of cost with organizations other than educational institutions (see 31.104), State and local governments (see 31.107), and nonprofit organizations except those exempted under OMB Circular A-122 (see 31.108) for construction management or construction, alteration or repair of buildings, bridges, roads, or other kinds of real property. It also includes architect-engineer contracts related to construction projects. It does not include contracts for vessels, aircraft, or other kinds of personal property.

      (b) Except as otherwise provided in (d) below, the cost principles and procedures in Subpart 31.2 shall be used in the pricing of contracts and contract modifications in this category if cost analysis is performed as required by 15.404-1(c).

      (c) In addition, the contracting officer shall incorporate the cost principles and procedures in Subpart 31.2 (as modified by (d) below by reference in contracts in this category as the basis for--

            (1) Determining reimbursable costs under cost-reimbursement contracts, including cost-reimbursement subcontracts thereunder;

            (2) Negotiating indirect cost rates;

            (3) Proposing, negotiating, or determining costs under terminated contracts;

            (4) Price revision of fixed-price incentive contracts; and

            (5) Pricing changes and other contract modifications.

      (d) Except as otherwise provided in this paragraph (d), the allowability of costs for construction and architect-engineer contracts shall be determined in accordance with Subpart 31.2.

            (1) Because of widely varying factors such as the nature, size, duration, and location of the construction project, advance agreements as set forth in 31.109, for such items as home office overhead, partners' compensation, employment of consultants, and equipment usage costs, are particularly important in construction and architect-engineer contracts. When appropriate, they serve to express the parties' understanding and avoid possible subsequent disputes or disallowances.

            (2) "Construction equipment," as used in this section, means equipment (including marine equipment) in sound workable condition, either owned or controlled by the contractor or the subcontractor at any tier, or obtained from a commercial rental source, and furnished for use under Government contracts.

                  (i) Allowable ownership and operating costs shall be determined as follows:

                        (A) Actual cost data shall be used when such data can be determined for both ownership and operations costs for each piece of equipment, or groups of similar serial or series equipment, from the contractor's accounting records. When such costs cannot be so determined, the contracting agency may specify the use of a particular schedule of predetermined rates or any part thereof to determine ownership and operating costs of construction equipment (see subdivisions (d)(2)(i)(B) and (C) of this section). However, costs otherwise unallowable under this part shall not become allowable through the use of any schedule (see 31.109(c)). For example, schedules need to be adjusted for Government contract costing purposes if they are based on replacement cost, include unallowable interest costs, or use improper cost of money rates or computations. Contracting officers should review the computations and factors included within the specified schedule and ensure that unallowable or unacceptably computed factors are not allowed in cost submissions.

                        (B) Predetermined schedules of construction equipment use rates (e.g., the Construction Equipment Ownership and Operating Expense Schedule, published by the U.S. Army Corps of Engineers, industry sponsored construction equipment cost guides, or commercially published schedules of construction equipment use cost) provide average ownership and operating rates for construction equipment. The allowance for operating costs may include costs for such items as fuel, filters, oil, and grease; servicing, repairs, and maintenance; and tire wear and repair. Costs of labor, mobilization, demobilization, overhead, and profit are generally not reflected in schedules, and separate consideration may be necessary.

                        (C) When a schedule of predetermined use rates for construction equipment is used to determine direct costs, all costs of equipment that are included in the cost allowances provided by the schedule shall be identified and eliminated from the contractor's other direct and indirect costs charged to the contract. If the contractor's accounting system provides for site or home office overhead allocations, all costs which are included in the equipment allowances may need to be included in any cost input base before computing the contractor's overhead rate. In periods


31-6
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                          FAC 97-02 OCTOBER 10, 1997

PART 31--CONTRACT COST PRINCIPLES AND PROCEDURES                        31.106-2
--------------------------------------------------------------------------------

of suspension of work pursuant to a contract clause, the allowance for equipment ownership shall not exceed an amount for standby cost as determined by the schedule or contract provision.

                  (ii) Reasonable costs of renting construction equipment are allowable (but see paragraph (C) of this subsection).

                        (A) Costs, such as maintenance and minor or running repairs incident to operating such rented equipment, that are not included in the rental rate are allowable.

                        (B) Costs incident to major repair and overhaul of rental equipment are unallowable.

                        (C) The allowability of charges for construction equipment rented from any division, subsidiary, or organization under common control, will be determined in accordance with 31.205-36(b)(3).

            (3) Costs incurred at the job site incident to performing the work, such as the cost of superintendence, timekeeping and clerical work, engineering, utility costs, supplies, material handling, restoration and cleanup, etc., are allowable as direct or indirect costs, provided the accounting practice used is in accordance with the contractor's established and consistently followed cost accounting practices for all work.

            (4) Rental and any other costs, less any applicable credits incurred in acquiring the temporary use of land, structures, and facilities are allowable. Costs, less any applicable credits, incurred in constructing or fabricating structures and facilities of a temporary nature are allowable.

31.106 Facilities contracts.

31.106-1 Applicable cost principles.

      The cost principles and procedures applicable to the evaluation and determination of costs under facilities contracts (as defined in 45.301), and subcontracts thereunder, will be governed by the type of entity to which a facilities contract is awarded. Except as otherwise provided in 31.106-2 of this section, Subpart 31.2 applies to facilities contracts awarded to commercial organizations; Subpart 31.3 applies to facilities contracts awarded to educational institutions; and 31.105 applies to facilities contracts awarded to construction contractors. Whichever cost principles are appropriate will be used in the pricing of facilities contracts and contract modifications if cost analysis is performed as required by 15.404-1(c). In addition, the contracting officer shall incorporate the cost principles and procedures appropriate in the circumstances (e.g., Subpart 31.2; Subpart 31.3; or 31.105) by reference in facilities contracts as the basis for--

      (a) Determining reimbursable costs under facilities contracts, including cost-reimbursement subcontracts thereunder;

      (b) Negotiating indirect cost rates; and

      (c) Determining costs of terminated contracts when the contractor elects to "voucher out" costs (see Subpart 49.3), and for settlement by determination (see 49.109-7).

31.106-2 Exceptions to general rules on allowability and allocability.

      (a) A contractor's established accounting system and procedures are normally directed to the equitable allocation of costs to the types of products which the contractor produces or services rendered in the course of normal operating activities. The acquisition of, or work on, facilities for the Government normally does not involve the manufacturing processes, plant departmental operations, cost patterns of work, administrative and managerial control, or clerical effort usual to production of the contractor's normal products or services.

      (b) Advance agreements (see 31.109) should be made between the contractor and the contracting officer as to indirect cost items to be applied to the facilities acquisition. A contractor's normal accounting practice for allocating indirect costs to the acquisition of contractor facilities may range from charging all these costs to this acquisition to not charging any. When necessary to produce an equitable result, the contractor's usual method of allocating indirect cost shall be varied, and appropriate adjustment shall be made to the pools of indirect cost and the bases of their distribution.

      (c) The purchase of completed facilities (or services in connection with the facilities) from outside sources does not involve the contractor's direct labor or indirect plant maintenance personnel. Accordingly, indirect manufacturing and plant overhead costs, which are primarily incurred or generated by reason of direct labor or maintenance labor operations, are not allocable to the acquisition of such facilities.

      (d) Contracts providing for the installation of new facilities or the rehabilitation of existing facilities may involve the use of the contractor's plant maintenance labor, as distinguished from direct labor engaged in the production of the company's normal products. In such instances, only those types of indirect manufacturing and plant operating costs that are related to or incurred by reason of the expenditures of the classes of labor used for the performance of the facilities work may be allocated to the facilities contract. Thus, a facilities contract which involves the use of plant maintenance labor only would not be subject to an allocation of such cost items as direct productive labor supervision, depreciation, and maintenance expense applicable to productive machinery and equipment, or raw material and finished goods storage costs.

      (e) Where a facilities contract calls for the construction, production, or rehabilitation of equipment or other items


                                                                (FAC 97-04) 31-7

                            FAC 97-04 APRIL 24, 1998

31.106-3                                          FEDERAL ACQUISITION REGULATION
--------------------------------------------------------------------------------

that are involved in the regular course of the contractor's business by the use of the contractor's direct labor and manufacturing processes, the indirect costs normally allocated to all that work may be allocated to the facilities contract.

31.106-3 Contractor's commercial items.

      If facilities constituting the contractor's usual commercial items (or only minor modifications thereof) are acquired by the Government under the contract, the Government shall not pay any amount in excess of the contractor's most favored customer price or the price of other suppliers for like quantities of the same or substantially the same items, whichever is lower.

31.107 Contracts with State, local, and federally recognized Indian tribal governments.

      (a) Subpart 31.6 provides principles and standards for determining costs applicable to contracts with State, local, and federally recognized Indian tribal governments. They provide the basis for a uniform approach to the problem of determining costs and to promote efficiency and better relationships between State, local, and federally recognized Indian tribal governments, and Federal Government entities. They apply to all programs that involve contracts with State, local, and federally recognized Indian tribal governments, except contracts with--

            (1) Publicly financed educational institutions subject to Subpart 31.3; or

            (2) Publicly owned hospitals and other providers of medical care subject to requirements promulgated by the sponsoring Government agencies.

      (b) The Office of Management and Budget will approve any other exceptions in particular cases when adequate justification is presented.

31.108 Contracts with nonprofit organizations.

      Subpart 31.7 provides principles and standards for determining costs applicable to contracts with nonprofit organizations other than educational institutions, State and local governments, and those nonprofit organizations exempted under OMB Circular No. A-122.

31.109 Advance agreements.

      (a) The extent of allowability of the costs covered in this part applies broadly to many accounting systems in varying contract situations. Thus, the reasonableness, the allocability and the allowability under the specific cost principles at Subparts 31.2, 31.3, 31.6, and 31.7 of certain costs may be difficult to determine. To avoid possible subsequent disallowance or dispute based on unreasonableness, unallocability or unallowability under the specific cost principles at Subparts 31.2, 31.3, 31.6, and 31.7, contracting officers and contractors should seek advance agreement on the treatment of special or unusual costs. However, an advance agreement is not an absolute requirement and the absence of an advance agreement on any cost will not, in itself, affect the reasonableness, allocability or the allowability under the specific cost principles at Subparts 31.2, 31.3, 31.6, and 31.7 of that cost.

      (b) Advance agreements may be negotiated either before or during a contract but should be negotiated before incurrence of the costs involved. The agreements must be in writing, executed by both contracting parties, and incorporated into applicable current and future contracts. An advance agreement shall contain a statement of its applicability and duration.

      (c) The contracting officer is not authorized by this 31.109 to agree to a treatment of costs inconsistent with this part. For example, an advance agreement may not provide that, notwithstanding 31.205-20, interest is allowable.

      (d) Advance agreements may be negotiated with a particular contractor for a single contract, a group of contracts, or all the contracts of a contracting office, an agency, or several agencies.

      (e) The cognizant administrative contracting officer (ACO), or other contracting officer established in Part 42, shall negotiate advance agreements except that an advance agreement affecting only one contract, or class of contracts from a single contracting office, shall be negotiated by a contracting officer in the contracting office, or an ACO when delegated by the contracting officer. When the negotiation authority is delegated, the ACO shall coordinate the proposed agreement with the contracting officer before executing the advance agreement.

      (f) Before negotiating an advance agreement, the Government negotiator shall--

            (1) Determine if other contracting offices inside the agency or in other agencies have a significant unliquidated dollar balance in contracts with the same contractor;

            (2) Inform any such office or agency of the matters under consideration for negotiation; and

            (3) As appropriate, invite the office or agency and the responsible audit agency to participate in prenegotiation discussions and/or in the subsequent negotiations.

      (g) Upon completion of the negotiation, the sponsor shall prepare and distribute to other interested agencies and offices, including the audit agency, copies of the executed agreement and a memorandum providing the information specified in 15.406-3, as applicable.

      (h) Examples of costs for which advance agreements may be particularly important are--

            (1) Compensation for personal services, including but not limited to allowances for off-site pay, incentive pay, location allowances, hardship pay, cost of living differential, and termination of defined benefit pension plans;


31-8
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PART 31--CONTRACT COST PRINCIPLES AND PROCEDURES                        31.201-3
--------------------------------------------------------------------------------

            (2) Use charges for fully depreciated assets;

            (3) Deferred maintenance costs;

            (4) Precontract costs;

            (5) Independent research and development and bid and proposal costs;

            (6) Royalties and other costs for use of patents;

            (7) Selling and distribution costs;

            (8) Travel and relocation costs, as related to special or mass personnel movements, as related to travel via contractor-owned, -leased, or -chartered aircraft; or as related to maximum per diem rates;

            (9) Costs of idle facilities and idle capacity;

            (10) Severance pay to employees on support service contracts;

            (11) Plant reconversion;

            (12) Professional services (e.g., legal, accounting, and engineering);

            (13) General and administrative costs (e.g., corporate, division, or branch allocations) attributable to the general management, supervision, and conduct of the contractor's business as a whole. These costs are particularly significant in construction, job-site, architect-engineer, facilities, and Government-owned contractor operated (GOCO) plant contracts (see 31.203(f));

            (14) Costs of construction plant and equipment (see 31.105(d));

            (15) Costs of public relations and advertising; and

            (16) Training and education costs (see 31.205-44(h)).

31.110 Indirect cost rate certification and penalties on unallowable costs.

      (a) Certain contracts require certification of the indirect cost rates proposed for final payment purposes. See 42.703-2 for administrative procedures regarding the certification provisions and the related contract clause prescription.

      (b) If unallowable costs are included in final indirect cost settlement proposals, penalties may be assessed. See 42.709 for administrative procedures regarding the penalty assessment provisions and the related contract clause prescription.

              Subpart 31.2--Contracts with Commercial Organizations

31.201 General.

31.201-1 Composition of total cost.

      (a) The total cost of a contract is the sum of the direct and indirect costs allocable to the contract, incurred or to be incurred, less any allocable credits, plus any allocable cost of money pursuant to 31.205-10. In ascertaining what constitutes a cost, any generally accepted method of determining or estimating costs that is equitable and is consistently applied may be used, including standard costs properly adjusted for applicable variances. See 31.201-2(b) and (c) for Cost Accounting Standards (CAS) requirements.

      (b) While the total cost of a contract includes all costs properly allocable to the contract, the allowable costs to the Government are limited to those allocable costs which are allowable pursuant to Part 31 and applicable agency supplements.

31.201-2 Determining allowability.

      (a) The factors to be considered in determining whether a cost is allowable include the following:

            (1) Reasonableness.

            (2) Allocability.

            (3) Standards promulgated by the CAS Board, if applicable; otherwise, generally accepted accounting principles and practices appropriate to the particular circumstances.

            (4) Terms of the contract.

            (5) Any limitations set forth in this subpart.

      (b) Certain cost principles in this subpart incorporate the measurement, assignment, and allocability rules of selected CAS and limit the allowability of costs to the amounts determined using the criteria in those selected standards. Only those CAS or portions of standards specifically made applicable by the cost principles in this subpart are mandatory unless the contract is CAS-covered (see
Part 30). Business units that are not otherwise subject to these standards under a CAS clause are subject to the selected standards only for the purpose of determining allowability of costs on Government contracts. Including the selected standards in the cost principles does not subject the business unit to any other CAS rules and regulations. The applicability of the CAS rules and regulations is determined by the CAS clause, if any, in the contract and the requirements of the standards themselves.

      (c) When contractor accounting practices are inconsistent with this Subpart 31.2, costs resulting from such inconsistent practices shall not be allowed in excess of the amount that would have resulted from using practices consistent with this subpart.

      (d) A contractor is responsible for accounting for costs appropriately and for maintaining records, including supporting documentation, adequate to demonstrate that costs claimed have been incurred, are allocable to the contract, and comply with applicable cost principles in this subpart and agency supplements. The contracting officer may disallow all or part of a claimed cost which is inadequately supported.

31.201-3 Determining reasonableness.

      (a) A cost is reasonable if, in its nature and amount, it does not exceed that which would be incurred by a prudent


                                                                            31-9
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31.201-4                                          FEDERAL ACQUISITION REGULATION
--------------------------------------------------------------------------------

person in the conduct of competitive business. Reasonableness of specific costs must be examined with particular care in connection with firms or their separate divisions that may not be subject to effective competitive restraints. No presumption of reasonableness shall be attached to the incurrence of costs by a contractor. If an initial review of the facts results in a challenge of a specific cost by the contracting officer or the contracting officer's representative, the burden of proof shall be upon the contractor to establish that such cost is reasonable.

      (b) What is reasonable depends upon a variety of considerations and circumstances, including--

            (1) Whether it is the type of cost generally recognized as ordinary and necessary for the conduct of the contractor's business or the contract performance;

            (2) Generally accepted sound business practices, arm's-length bargaining, and Federal and State laws and regulations;

            (3) The contractor's responsibilities to the Government, other customers, the owners of the business, employees, and the public at large; and

            (4) Any significant deviations from the contractor's established practices.

31.201-4 Determining allocability.

      A cost is allocable if it is assignable or chargeable to one or more cost objectives on the basis of relative benefits received or other equitable relationship. Subject to the foregoing, a cost is allocable to a Government contract if it--

      (a) Is incurred specifically for the contract;

      (b) Benefits both the contract and other work, and can be distributed to them in reasonable proportion to the benefits received; or

      (c) Is necessary to the overall operation of the business, although a direct relationship to any particular cost objective cannot be shown.

31.201-5 Credits.

      The applicable portion of any income, rebate, allowance, or other credit relating to any allowable cost and received by or accruing to the contractor shall be credited to the Government either as a cost reduction or by cash refund. See 31.205-6(j)(4) for rules related to refund or credit to the Government upon termination of an over-funded defined benefit pension plan.

31.201-6 Accounting for unallowable costs.

      (a) Costs that are expressly unallowable or mutually agreed to be unallowable, including mutually agreed to be unallowable directly associated costs, shall be identified and excluded from any billing, claim, or proposal applicable to a Government contract. A directly associated cost is any cost which is generated solely as a result of incurring another cost, and which would not have been incurred had the other cost not been incurred. When an unallowable cost is incurred, its directly associated costs are also unallowable.

      (b) Costs which specifically become designated as unallowable or as unallowable directly associated costs of unallowable costs as a result of a written decision furnished by a contracting officer shall be identified if included in or used in computing any billing, claim, or proposal applicable to a Government contract. This identification requirement applies also to any costs incurred for the same purpose under like circumstances as the costs specifically identified as unallowable under either this paragraph or paragraph (a) above.

      (c) The practices for accounting for and presentation of unallowable costs will be those as described in 48 CFR 9904.405, Accounting for Unallowable Costs.

      (d) If a directly associated cost is included in a cost pool which is allocated over a base that includes the unallowable cost with which it is associated, the directly associated cost shall remain in the cost pool. Since the unallowable costs will attract their allocable share of costs from the cost pool, no further action is required to assure disallowance of the directly associated costs. In all other cases, the directly associated costs, if material in amount, must be purged from the cost pool as unallowable costs.

      (e)(1) In determining the materiality of a directly associated cost, consideration should be given to the significance of--

                  (i) The actual dollar amount,

                  (ii) The cumulative effect of all directly associated costs in a cost pool, or

                  (iii) The ultimate effect on the cost of Government contracts.

            (2) Salary expenses of employees who participate in activities that generate unallowable costs shall be treated as directly associated costs to the extent of the time spent on the proscribed activity, provided the costs are material in accordance with subparagraph (e)(1) above (except when such salary expenses are, themselves, unallowable). The time spent in proscribed activities should be compared to total time spent on company activities to determine if the costs are material. Time spent by employees outside the normal working hours should not be considered except when it is evident that an employee engages so frequently in company activities during periods outside normal working hours as to indicate that such activities are a part of the employee's regular duties.

            (3) When a selected item of cost under 31.205 provides that directly associated costs be unallowable, it is intended that such directly associated costs be unallowable only if determined to be material in amount in accordance with the criteria provided in subparagraphs (e)(1) and (e)(2)


31-10
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PART 31--CONTRACT COST PRINCIPLES AND PROCEDURES                          31.203
--------------------------------------------------------------------------------

of this section, except in those situations where allowance of any of the directly associated costs involved would be considered to be contrary to public policy.

31.201-7 Construction and architect-engineer contracts.

      Specific principles and procedures for evaluating and determining costs in connection with contracts and subcontracts for construction, and architect-engineer contracts related to construction projects, are in 31.105. The applicability of these principles and procedures is set forth in 31.000 and 31.100.

31.202 Direct costs.

      (a) A direct cost is any cost that can be identified specifically with a particular final cost objective. No final cost objective shall have allocated to it as a direct cost any cost, if other costs incurred for the same purpose in like circumstances have been included in any indirect cost pool to be allocated to that or any other final cost objective. Costs identified specifically with the contract are direct costs of the contract and are to be charged directly to the contract. All costs specifically identified with other final cost objectives of the contractor are direct costs of those cost objectives and are not to be charged to the contract directly or indirectly.

      (b) For reasons of practicality, any direct cost of minor dollar amount may be treated as an indirect cost if the accounting treatment--

            (1) Is consistently applied to all final cost objectives; and

            (2) Produces substantially the same results as treating the cost as a direct cost.

31.203 Indirect costs.

      (a) An indirect cost is any cost not directly identified with a single, final cost objective, but identified with two or more final cost objectives or an intermediate cost objective. It is not subject to treatment as a direct cost. After direct costs have been determined and charged directly to the contract or other work, indirect costs are those remaining to be allocated to the several cost objectives. An indirect cost shall not be allocated to a final cost objective if other costs incurred for the same purpose in like circumstances have been included as a direct cost of that or any other final cost objective.

      (b) Indirect costs shall be accumulated by logical cost groupings with due consideration of the reasons for incurring such costs. Each grouping should be determined so as to permit distribution of the grouping on the basis of the benefits accruing to the several cost objectives. Commonly, manufacturing overhead, selling expenses, and general and administrative (G&A) expenses are separately grouped. Similarly, the particular case may require subdivision of these groupings, e.g., building occupancy costs might be separable from those of personnel administration within the manufacturing overhead group. This necessitates selecting a distribution base common to all cost objectives to which the grouping is to be allocated. The base should be selected so as to permit allocation of the grouping on the basis of the benefits accruing to the several cost objectives. When substantially the same results can be achieved through less precise methods, the number and composition of cost groupings should be governed by practical considerations and should not unduly complicate the allocation.

      (c) Once an appropriate base for distributing indirect costs has been accepted, it shall not be fragmented by removing individual elements. All items properly includable in an indirect cost base should bear a pro rata share of indirect costs irrespective of their acceptance as Government contract costs. For example, when a cost input base is used for the distribution of G&A costs, all items that would properly be part of the cost input base, whether allowable or unallowable, shall be included in the base and bear their pro rata share of G&A costs.

      (d) The contractor's method of allocating indirect costs shall be in accordance with standards promulgated by the CAS Board, if applicable to the contract; otherwise, the method shall be in accordance with generally accepted accounting principles which are consistently applied. The method may require examination when--

            (1) Substantial differences occur between the cost patterns of work under the contract and the contractor's other work;

            (2) Significant changes occur in the nature of the business, the extent of subcontracting, fixed-asset improvement programs, inventories, the volume of sales and production, manufacturing processes, the contractor's products, or other relevant circumstances; or

            (3) Indirect cost groupings developed for a contractor's primary location are applied to offsite locations. Separate cost groupings for costs allocable to offsite locations may be necessary to permit equitable distribution of costs on the basis of the benefits accruing to the several cost objectives.

      (e) A base period for allocating indirect costs is the cost accounting period during which such costs are incurred and accumulated for distribution to work performed in that period. The criteria and guidance in 30.406 for selecting the cost accounting periods to be used in allocating indirect costs are incorporated herein for application to contracts subject to full CAS coverage. For contracts subject to modified CAS coverage and for non-CAS-covered contracts, the base period for allocating indirect costs will normally be the contractor's fiscal year. But a shorter period may be appropriate (1) for contracts in which performance involves only a minor portion of the fiscal year, or (2) when it is general


                                                                           31-11

                           FAC 97--02 OCTOBER 10, 1997

31.204                                            FEDERAL ACQUISITION REGULATION
--------------------------------------------------------------------------------

practice in the industry to use a shorter period. When a contract is performed over an extended period, as many base periods shall be used as are required to represent the period of contract performance.

      (f) Special care should be exercised in applying the principles of paragraphs (b), (c), and (d) above when Government-owned contractor-operated
(GOCO) plants are involved. The distribution of corporate, division, or branch office G&A expenses to such plants operating with little or no dependence on corporate administrative activities may require more precise cost groupings, detailed accounts screening, and carefully developed distribution bases.

31.204 Application of principles and procedures.

      (a) Costs shall be allowed to the extent they are reasonable, allocable, and determined to be allowable under 31.201, 31.202, 31.203, and 31.205. These criteria apply to all of the selected items that follow, even if particular guidance is provided for certain items for emphasis or clarity.

      (b) Costs incurred as reimbursements or payments to a subcontractor under a cost-reimbursement, fixed-price incentive, or price redeterminable type subcontract of any tier above the first firm-fixed-price subcontract or fixed-price subcontract with economic price adjustment provisions are allowable to the extent that allowance is consistent with the appropriate subpart of this
Part 31 applicable to the subcontract involved. Costs incurred as payments under firm-fixed-price subcontracts or fixed-price subcontracts with economic price adjustment provisions or modifications thereto, when cost analysis was performed under 15.404-1(c), shall be allowable only to the extent that the price was negotiated in accordance with 31.102.

      (c) Section 31.205 does not cover every element of cost. Failure to include any item of cost does not imply that it is either allowable or unallowable. The determination of allowability shall be based on the principles and standards in this subpart and the treatment of similar or related selected items. When more than one subsection in 31.205 is relevant to a contractor cost, the cost shall be apportioned among the applicable subsections, and the determination of allowability of each portion shall be based on the guidance contained in the applicable subsection. When a cost, to which more than one subsection in 31.205 is relevant, cannot be apportioned, the determination of allowability shall be based on the guidance contained in the subsection that most specifically deals with, or best captures the essential nature of, the cost at issue.

31.205 Selected costs.

31.205-1 Public relations and advertising costs.

      (a) "Public relations" means all functions and activities dedicated to--

            (1) Maintaining, protecting, and enhancing the image of a concern or its products; or

            (2) Maintaining or promoting reciprocal understanding and favorable relations with the public at large, or any segment of the public. The term public relations includes activities associated with areas such as advertising, customer relations, etc.

      (b) "Advertising" means the use of media to promote the sale of products or services and to accomplish the activities referred to in paragraph (d) of this subsection, regardless of the medium employed, when the advertiser has control over the form and content of what will appear, the media in which it will appear, and when it will appear. Advertising media include but are not limited to conventions, exhibits, free goods, samples, magazines, newspapers, trade papers, direct mail, dealer cards, window displays, outdoor advertising, radio, and television.

      (c) Public relations and advertising costs include the costs of media time and space, purchased services performed by outside organizations, as well as the applicable portion of salaries, travel, and fringe benefits of employees engaged in the functions and activities identified in paragraphs (a) and (b) of this subsection.

      (d) The only allowable advertising costs are those that are--

            (1) Specifically required by contract, or that arise from requirements of Government contracts and that are exclusively for--

                  (i) Recruiting personnel required for performing contractual obligations, when considered in conjunction with all other recruitment costs (but see 31.205-34);

                  (ii) Acquiring scarce items for contract performance; or

                  (iii) Disposing of scrap or surplus materials acquired for contract performance.

            (2) Costs of activities to promote sales of products normally sold to the U.S. Government, including trade shows, which contain a significant effort to promote exports from the United States. Such costs are allowable, notwithstanding subparagraphs (f)(1), (f)(3), (f)(4)(ii), and (f)(5) of this subsection. However, such costs do not include the costs of memorabilia (e.g., models, gifts, and souvenirs), alcoholic beverages, entertainment, and physical facilities which are primarily used for entertainment rather than product promotion.

      (e) Allowable public relations costs include the following:

            (1) Costs specifically required by contract.

            (2) Costs of--

                  (i) Responding to inquiries on company policies and activities;

                  (ii) Communicating with the public, press, stockholders, creditors, and customers; and


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                  (iii) Conducting general liaison with news media and
Government public relations officers, to the extent that such activities are limited to communication and liaison necessary to keep the public informed on matters of public concern such as notice of contract awards, plant closings or openings, employee layoffs or rehires, financial information, etc.

            (3) Costs of participation in community service activities (e.g., blood bank drives, charity drives, savings bond drives, disaster assistance, etc.).

            (4) Costs of plant tours and open houses (but see subparagraph
(f)(5) of this subsection).

            (5) Costs of keel laying, ship launching, commissioning, and roll-out ceremonies, to the extent specifically provided for by contract.

      (f) Unallowable public relations and advertising costs include the following:

            (1) All public relations and advertising costs, other than those specified in paragraphs (d) and (e) of this subsection, whose primary purpose is to promote the sale of products or services by stimulating interest in a product or product line (except for those costs made allowable under 31.205-38(c)), or by disseminating messages calling favorable attention to the contractor for purposes of enhancing the company image to sell the company's products or services.

            (2) All costs of trade shows and other special events which do not contain a significant effort to promote the export sales of products normally sold to the U.S. Government.

            (3) Costs of sponsoring meetings, conventions, symposia, seminars, and other special events when the principal purpose of the event is other than dissemination of technical information or stimulation of production.

            (4) Costs of ceremonies such as--

                  (i) Corporate celebrations and

                  (ii) New product announcements.

            (5) Costs of promotional material, motion pictures, videotapes, brochures, handouts, magazines, and other media that are designed to call favorable attention to the contractor and its activities.

            (6) Costs of souvenirs, models, imprinted clothing, buttons, and other mementos provided to customers or the public.

            (7) Costs of memberships in civic and community organizations.

31.205-2 [Reserved]

31.205-3 Bad debts.

      Bad debts, including actual or estimated losses arising from uncollectible accounts receivable due from customers and other claims, and any directly associated costs such as collection costs, and legal costs are unallowable.

31.205-4 Bonding costs.

      (a) Bonding costs arise when the Government requires assurance against financial loss to itself or others by reason of the act or default of the contractor. They arise also in instances where the contractor requires similar assurance. Included are such bonds as bid, performance, payment, advance payment, infringement, and fidelity bonds.

      (b) Costs of bonding required pursuant to the terms of the contract are allowable.

      (c) Costs of bonding required by the contractor in the general conduct of its business are allowable to the extent that such bonding is in accordance with sound business practice and the rates and premiums are reasonable under the circumstances.

31.205-5 Civil defense costs.

      (a) Civil defense costs are those incurred in planning for, and protecting life and property against, the possible effects of enemy attack. Costs of civil defense measures (including costs in excess of normal plant protection costs, first-aid training and supplies, fire fighting training and equipment, posting of additional exit notices and directions, and other approved civil defense measures) undertaken on the contractor's premises pursuant to suggestions or requirements of civil defense authorities are allowable when allocated to all work of the contractor.

      (b) Costs of capital assets acquired for civil defense purposes are allowable through depreciation (see 31.205-11).

      (c) Contributions to local civil defense funds and projects are unallowable.

31.205-6 Compensation for personal services.

      (a) General. Compensation for personal services includes all remuneration paid currently or accrued, in whatever form and whether paid immediately or deferred, for services rendered by employees to the contractor during the period of contract performance (except as otherwise provided for in other paragraphs of this subsection). It includes, but is not limited to, salaries; wages; directors' and executive committee members' fees; bonuses (including stock bonuses); incentive awards; employee stock options, and stock appreciation rights; employee stock ownership plans; employee insurance; fringe benefits; contributions to pension, other postretirement benefits, annuity, and employee incentive compensation plans; and allowances for off-site pay, incentive pay, location allowances, hardship pay, severance pay, and cost of living differential. Compensation for personal services is allowable subject to the following general criteria and additional requirements contained in other parts of this cost principle:


                                                                           31-13
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31.205-6                                          FEDERAL ACQUISITION REGULATION
--------------------------------------------------------------------------------

            (1) Compensation for personal services must be for work performed by the employee in the current year and must not represent a retroactive adjustment of prior years' salaries or wages (but see 31.205-6(g), (h), (j), (k), (m), and (o) of this subsection).

            (2) The compensation in total must be reasonable for the work performed; however, specific restrictions on individual compensation elements must be observed where they are prescribed.

            (3) The compensation must be based upon and conform to the terms and conditions of the contractor's established compensation plan or practice followed so consistently as to imply, in effect, an agreement to make the payment.

            (4) No presumption of allowability will exist where the contractor introduces major revisions of existing compensation plans or new plans and the contractor--

                  (i) Has not notified the cognizant ACO of the changes either before their implementation or within a reasonable period after their implementation, and

                  (ii) Has not provided the Government, either before implementation or within a reasonable period after it, an opportunity to review the allowability of the changes.

            (5) Costs that are unallowable under other paragraphs of this Subpart 31.2 shall not be allowable under this subsection 31.205-6 solely on the basis that they constitute compensation for personal services.

      (b) Reasonableness. The compensation for personal services paid or accrued to each employee must be reasonable for the work performed. Compensation will be considered reasonable if each of the allowable elements making up the employee's compensation package is reasonable. This paragraph addresses the reasonableness of compensation, except when the compensation is set by provisions of a labor-management agreement under terms of the Federal Labor Relations Act or similar state statutes. The tests for reasonableness of labor-management agreements are set forth in paragraph (c) of this subsection. In addition to the provisions of 31.201-3, in testing the reasonableness of individual elements for particular employees or job classes of employees, consideration should be given to factors determined to be relevant by the contracting officer.

            (1) Among others, factors which may be relevant include general conformity with the compensation practices of other firms of the same size, the compensation practices of other firms in the same industry, the compensation practices of firms in the same geographic area, the compensation practices of firms engaged in predominantly non-Government work, and the cost of comparable services obtainable from outside sources. The appropriate factors for evaluating the reasonableness of compensation depend on the degree to which those factors are representative of the labor market for the job being evaluated. The relative significance of factors will vary according to circumstances. In administering this principle, it is recognized that not every compensation case need be subjected in detail to the tests described in this cost principle. The tests need be applied only when a general review reveals amounts or types of compensation that appear unreasonable or unjustified. Based on an initial review of the facts, contracting officers or their representatives may challenge the reasonableness of any individual element or the sum of the individual elements of compensation paid or accrued to particular employees or job classes of employees. In such cases, there is no presumption of reasonableness and, upon challenge, the contractor must demonstrate the reasonableness of the compensation item in question. In doing so, the contractor may introduce, and the contracting officer will consider, not only any circumstances surrounding the compensation item challenged, but also the magnitude of other compensation elements which may be lower than would be considered reasonable in themselves. However, the contractor's right to introduce offsetting compensation elements into consideration is subject to the following limitations:

                  (i) Offsets will be considered only between the allowable elements of an employee's (or a job class of employees') compensation package or between the compensation packages of employees in jobs within the same job grade or level.

                  (ii) Offsets will be considered only between the allowable portion of the following compensation elements of employees or job classes of employees:

                        (A) Wages and salaries.

                        (B) Incentive bonuses.

                        (C) Deferred compensation.

                        (D) Pension and savings plan benefits.

                        (E) Health insurance benefits.

                        (F) Life insurance benefits.

                        (G) Compensated personal absence benefits.

However, any of the above elements or portions thereof, whose amount is not measurable, shall not be introduced or considered as an offset item.

                  (iii) In considering offsets, the magnitude of the compensation elements in question must be taken into account. In determining the magnitude of compensation elements, the timing of receipt by the employee must be considered.

            (2) Compensation costs under certain conditions give rise to the need for special consideration. Among such conditions are the following:

                  (i) Compensation to (A) owners of closely held corporations, partners, sole proprietors, or members of their immediate families, or (B) persons who are contractually committed to acquire a substantial financial interest in the contractor's enterprise. Determination should be made that


31-14
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PART 31--CONTRACT COST PRINCIPLES AND PROCEDURES                        31.205-6
--------------------------------------------------------------------------------

salaries are reasonable for the personal services rendered rather than being a distribution of profits. Compensation in lieu of salary for services rendered by partners and sole proprietors will be allowed to the extent that it is reasonable and does not constitute a distribution of profits. For closely held corporations, compensation costs covered by this subdivision shall not be recognized in amounts exceeding those costs that are deductible as compensation under the Internal Revenue Code and regulations under it.

                  (ii) Any change in a contractor's compensation policy that results in a substantial increase in the contractor's level of compensation, particularly when it was concurrent with an increase in the ratio of Government contracts to other business, or any change in the treatment of allowability of specific types of compensation due to changes in Government policy. Contracting officers or their representatives should normally challenge increased costs where major revisions of existing compensation plans or new plans are introduced by the contractor, and the contractor--

                        (A) Has not notified the cognizant ACO of the changes either before their implementation or within a reasonable period after their implementation; and

                        (B) Has not provided the Government, either before implementation or within a reasonable period after it, an opportunity to review the reasonableness of the changes.

                  (iii) The contractor's business is such that its compensation levels are not subject to the restraints that normally occur in the conduct of competitive business.

                  (iv) The contractor incurs costs for compensation in excess of the amounts which are deductible under the Internal Revenue Code and regulations issued under it.

      (c) Labor-management agreements. If costs of compensation established under "arm's length" negotiated labor-management agreements are otherwise allowable, the costs are reasonable if, as applied to work in performing Government contracts, they are not determined to be unwarranted by the character and circumstances of the work or discriminatory against the Government. The application of the provisions of a labor-management agreement designed to apply to a given set of circumstances and conditions of employment (e.g, work involving extremely hazardous activities or work not requiring recurrent use of overtime) is unwarranted when applied to a Government contract involving significantly different circumstances and conditions of employment (e.g., work involving less hazardous activities or work continually requiring use of overtime). It is discriminatory against the Government if it results in employee compensation (in whatever form or name) in excess of that being paid for similar non-Government work under comparable circumstances. Disallowance of costs will not be made under this paragraph (c) unless--

            (1) The contractor has been permitted an opportunity to justify the costs; and

            (2) Due consideration has been given to whether unusual conditions pertain to Government contract work, imposing burdens, hardships, or hazards on the contractor's employees, for which compensation that might otherwise appear unreasonable is required to attract and hold necessary personnel.

      (d) Form of payment. (1) Compensation for personal services includes compensation paid or to be paid in the future to employees in the form of cash, corporate securities, such as stocks, bonds, and other financial instruments (see paragraph (d)(2) of this subsection regarding valuation), or other assets, products, or services.

            (2) When compensation is paid with securities of the contractor or of an affiliate, the following additional restrictions apply:

                  (i) Valuation placed on the securities shall be the fair market value on the measurement date (i.e., the first date the number of shares awarded is known) determined upon the most objective basis available.

                  (ii) Accruals for the cost of securities before issuing the securities to the employees shall be subject to adjustment according to the possibilities that the employees will not receive the securities and that their interest in the accruals will be forfeited.

      (e) Domestic and foreign differential pay. (1) When personal services are performed in a foreign country, compensation may also include a differential that may properly consider all expenses associated with foreign employment such as housing, cost of living adjustments, transportation, bonuses, additional Federal, State, local or foreign income taxes resulting from foreign assignment, and other related expenses.

            (2) Differential allowances for additional Federal, State, or local income taxes resulting from domestic assignments are unallowable.

      (f) Bonuses and incentive compensation. (1) Incentive compensation for management employees, cash bonuses, suggestion awards, safety awards, and incentive compensation based on production, cost reduction, or efficient performance are allowable provided the awards are paid or accrued under an agreement entered into in good faith between the contractor and the employees before the services are rendered or pursuant to an established plan or policy followed by the contractor so consistently as to imply, in effect, an agreement to make such payment and the basis for the award is supported.

            (2) When the bonus and incentive compensation payments are deferred, the costs are subject to the requirements of subparagraph (f)(1) of this subsection and of paragraph (k) of this subsection.


                                                                           31-15

31.205-6                                          FEDERAL ACQUISITION REGULATION
--------------------------------------------------------------------------------

      (g) Severance pay. (1) Severance pay, also commonly referred to as dismissal wages, is a payment in addition to regular salaries and wages by contractors to workers whose employment is being involuntarily terminated. Payments for early retirement incentive plans are covered in paragraph (j)(7).

            (2) Severance pay to be allowable must meet the general allowability criteria in subdivision (g)(2)(i) of this subsection, and, depending upon whether the severance is normal or abnormal, criteria in subdivision (g)(2)(ii) for normal severance pay or subdivision (g)(2)(iii) for abnormal severance pay also apply. In addition, paragraph (g)(3) of this subsection applies if the severance cost is for foreign nationals employed outside the United States.

                  (i) Severance pay is allowable only to the extent that, in each case, it is required by (A) law; (B) employer-employee agreement; (C) established policy that constitutes, in effect, an implied agreement on the contractor's part; or (D) circumstances of the particular employment. Payments made in the event of employment with a replacement contractor where continuity of employment with credit for prior length of service is preserved under substantially equal conditions of employment, or continued employment by the contractor at another facility, subsidiary, affiliate, or parent company of the contractor are not severance pay and are unallowable.

                  (ii) Actual normal turnover severance payments shall be allocated to all work performed in the contractor's plant, or where the contractor provides for accrual of pay for normal severances, that method will be acceptable if the amount of the accrual is reasonable in light of payments actually made for normal severances over a representative past period and if amounts accrued are allocated to all work performed in the contractor's plant.

                  (iii) Abnormal or mass severance pay is of such a conjectural nature that measurement of costs by means of an accrual will not achieve equity to both parties. Thus, accruals for this purpose are not allowable. However, the Government recognizes its obligation to participate, to the extent of its fair share, in any specific payment. Thus, allowability will be considered on a case-by-case basis.

            (3) Notwithstanding the reference to geographical area in 31.205-6(b)(1), under 10 U.S.C. 2324(e)(1)(M) and 41 U.S.C. 256(e)(1)(M), the
costs of severance payments to foreign nationals employed under a service contract performed outside the United States are unallowable to the extent that such payments exceed amounts typically paid to employees providing similar services in the same industry in the United States. Further, under 10 U.S.C. 2324(e)(1)(N) and 41 U.S.C. 256(e)(1)(N), all such costs of severance payments which are otherwise allowable are unallowable if the termination of employment of the foreign national is the result of the closing of, or the curtailment of activities at, a United States facility in that country at the request of the government of that country; this does not apply if the closing of a facility or curtailment of activities is made pursuant to a status-of-forces or other country-to-country agreement entered into with the government of that country before November 29, 1989. 10 U.S.C. 2324(e)(3) and 41 U.S.C. 256(e)(2) permit the head of the agency, or designee, to waive these cost allowability limitations under certain circumstances (see 37.113 and the solicitation provision at 52.237-8).

      (h) Backpay. (1) Backpay resulting from violations of Federal labor laws or the Civil Rights Act of 1964. Backpay may result from a negotiated settlement, order, or court decree that resolves a violation of Federal labor laws or the Civil Rights Act of 1964. Such backpay falls into two categories: one requiring the contractor to pay employees additional compensation for work performed for which they were underpaid, and the other resulting from other violations, such as when the employee was improperly discharged, discriminated against, or other circumstances for which the backpay was not additional compensation for work performed. Backpay resulting from underpaid work is compensation for the work performed and is allowable. All other backpay resulting from violation of Federal labor laws or the Civil Rights Act of 1964 is unallowable.

            (2) Other backpay. Backpay may also result from payments to employees (union and nonunion) for the difference in their past and current wage rates for working without a contract or labor agreement during labor management negotiations. Such backpay is allowable. Backpay to nonunion employees based upon results of union agreement negotiations is allowable only if--

                  (i) A formal agreement or understanding exists between management and the employees concerning these payments, or

                  (ii) An established policy or practice exists and is followed by the contractor so consistently as to imply, in effect, an agreement to make such payment.

      (i) Compensation based on changes in the prices of corporate securities or corporate security ownership, such as stock options, stock appreciation rights, phantom stock plans, and junior stock conversions.

            (1) Any compensation which is calculated, or valued, based on changes in the price of corporate securities is unallowable.

            (2) Any compensation represented by dividend payments or which is calculated based on dividend payments is unallowable.

            (3) If a contractor pays an employee in lieu of the employee receiving or exercising a right, option, or benefit which would have been unallowable under this paragraph (i), such payments are also unallowable.


31-16
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PART 31--CONTRACT COST PRINCIPLES AND PROCEDURES                        31.205-6
--------------------------------------------------------------------------------

      (j) Pension costs. (1) A pension plan is a deferred compensation plan that is established and maintained by one or more employers to provide systematically for paying benefits to plan participants after their retirement, provided that the benefits are paid for life or are payable for life at the option of the employee. Additional benefits such as permanent and total disability and death payments and survivorship payments to beneficiaries of deceased employees may be treated as pension costs, provided the benefits are an integral part of the pension plan and meet all the criteria pertaining to pension costs.

            (2) Pension plans are normally segregated into two types of plans: defined benefit or defined contribution pension plans. The cost of all defined benefit pension plans shall be measured, allocated, and accounted for in compliance with the provisions of 48 CFR 9904.412, Composition and Measurement of Pension Costs, and 48 CFR 9904.413, Adjustment and Allocation of Pension Cost. The costs of all defined contribution pension plans shall be measured, allocated, and accounted for in accordance with the provisions of 48 CFR 9904.412. Pension costs are allowable subject to the referenced standards and the cost limitations and exclusions set forth in subdivision (j)(2)(i) and in subparagraphs (j)(3) through (8) of this subsection.

                  (i) Except for unfunded pension plans as defined in 31.001, to be allowable in the current year, pension costs must be funded by the time set for filing of the Federal income tax return or any extension thereof. Pension costs assigned to the current year, but not funded by the tax return time, shall not be allowable in any subsequent year.

                  (ii) Pension payments must be reasonable in amount and be paid pursuant to (A) an agreement entered into in good faith between the contractor and employees before the work or services are performed and (B) the terms and conditions of the established plan. The cost of changes in pension plans which are discriminatory to the Government or are not intended to be applied consistently for all employees under similar circumstances in the future are not allowable.

                  (iii) Except as provided for early retirement benefits in subparagraph (j)(7) of this subsection, one-time-only pension supplements not available to all participants of the basic plan are not allowable as pension costs unless the supplemental benefits represent a separate pension plan and the benefits are payable for life at the option of the employee.

                  (iv) Increases in payments to previously retired plan participants covering cost-of-living adjustments are allowable if paid in accordance with a policy or practice consistently followed.

            (3) Defined benefit pension plans. This subparagraph covers pension plans in which the benefits to be paid or the basis for determining such benefits are established in advance and the contributions are intended to provide the stated benefits. The cost limitations and exclusions pertaining to defined benefit plans are as follows:

                  (i)(A) Except for unfunded pension plans as defined in 31.001, normal costs of pension plans not funded in the year incurred, and all other components of pension costs (see 48 CFR 9904.412-40(a)(1)) assignable to the current accounting period but not funded during it, shall not be allowable in subsequent years (except that a payment made to a fund by the time set for filing the Federal income tax return or any extension thereof is considered to have been made during such taxable year). However, any part of a pension cost that is computed for a cost accounting period that is deferred pursuant to a waiver granted under the provisions of the Employee's Retirement Income Security Act of 1974 (ERISA) (see 48 CFR 9904.412-50(c)(3)), will be allowable in those future accounting periods in which the funding does occur. The allowability of these deferred contributions will be limited to the amounts that would have been allowed had the funding occurred in the year the costs would have been assigned except for the waiver.

                        (B) Allowable costs for unfunded pension plans, as defined in 31.001, are limited to the amount computed in accordance with 48 CFR 9904.412 and 48 CFR 9904.413.

                  (ii) Any amount paid or funded before the time it becomes assignable and allowable shall be applied to future years, in order of time, as if actually paid and deductible in those years. The interest earned on such premature funding, based on the valuation rate of return, may be excluded from future years' computations of pension costs in accordance with 48 CFR 9904.412-50(a)(7).

                  (iii) Increased pension costs caused by delay in funding beyond 30 days after each quarter of the year to which they are assignable are unallowable. If a composite rate is used for allocating pension costs between the segments of a company and if, because of differences in the timing of the funding by the segments, an inequity exists, allowable pension costs for each segment will be limited to that particular segment's calculation of pension costs as provided for in 48 CFR 9904.413-50(c)(5). Determination of unallowable costs shall be made in accordance with the actuarial method used in calculating pension costs.

                  (iv) Allowability of the cost of indemnifying the Pension Benefit Guaranty Corporation (PBGC) under ERISA Section 4062 or 4064 arising from terminating an employee deferred compensation plan will be considered on a case-by-case basis; provided that if insurance was required by the PBGC under ERISA Section 4023, it was so obtained and the indemnification payment is not recoverable under the insurance. Consideration under the foregoing circumstances will be primarily for the purpose of appraising the extent to which the indemnification payment is allocable to Government work. If a beneficial or other equi-


                                                               (FAC 97-02) 31-17

                           FAC 97--02 OCTOBER 10, 1997

31.205-6                                          FEDERAL ACQUISITION REGULATION
--------------------------------------------------------------------------------

table relationship exists, the Government will participate, despite the requirements of 31.205-19(a)(3) and (b), in the indemnification payment to the extent of its fair share.

                  (v) Increased pension costs resulting from the withdrawal of assets from a pension fund and transfer to another employee benefit plan fund are unallowable except to the extent authorized by an advance agreement. The advance agreement shall:

                        (A) State the amount of the Government's equitable share in the gross amount withdrawn; and

                        (B) Provide that the Government receive a credit equal to the amount of the Government's equitable share of the gross withdrawal. If a transfer is made without such an agreement, paragraph (j)(4) of this subsection will apply to the transfer as a constructive withdrawal and receipt of the funds by the contractor.

            (4) Termination of defined benefit pension plans. When excess or surplus assets revert to the contractor as a result of termination of a defined benefit pension plan, or such assets are constructively received by it for any reason, the contractor shall make a refund or give a credit to the Government for its equitable share of the gross amount withdrawn. The Government's equitable share shall reflect the Government's participation in pension costs through those contracts for which cost or pricing data (see 15.403-4) were submitted or which are subject to Subpart 31.2.

            (5) Defined contribution pension plans. This subparagraph covers those pension plans in which the contributions to be made are established in advance and the level of benefits is determined by the contributions made. It also covers profit sharing, savings plans, and other such plans provided the plans fall within the definition of a pension plan in subparagraph (j)(1) of this subsection.

                  (i) The pension cost assignable to a cost accounting period is the net contribution required to be made for that period after taking into account dividends and other credits, where applicable. However, any portion of pension cost computed for a cost accounting period that is deferred pursuant to a waiver granted under the provisions of ERISA (see 48 CFR 9904.412-50(c)(3)) will be allowable in those future accounting periods when the funding does occur. The allowability of these deferred contributions will be limited to the amounts that would have been allowed had the funding been made in the year the costs would have been assigned except for the waiver.

                  (ii) Any amount paid or funded to the trust before the time it becomes assignable and allowable shall be applied to future years, in order of time, as if actually paid and deductible in such years.

                  (iii) The provisions of subdivision (j)(3)(iv) of this subsection concerning payments to PBGC apply to defined contribution plans.

            (6) Pension plans using pay-as-you-go methods. [Reserved]

            (7) Early retirement incentive plans. An early retirement incentive plan is a plan under which employees receive a bonus or incentive, over and above the requirement of the basic pension plan, to retire early. These plans normally are not applicable to all participants of the basic plan and do not represent life income settlements, and as such would not qualify as pension costs. However, for contract costing purposes, early retirement incentive payments are allow-able subject to the pension cost criteria contained in subdivisions (j)(3)(i) through (iv) provided--

                  (i) The costs are accounted for and allocated in accordance with the contractor's system of accounting for pension costs;

                  (ii) The payments are made in accordance with the terms and conditions of the contractor's plan;

                  (iii) The plan is applied only to active employees. The cost of extending the plan to employees who retired or were terminated before the adoption of the plan is unallowable; and

                  (iv) The total of the incentive payments to any employee may not exceed the amount of the employee's annual salary for the previous fiscal year before the employee's retirement.

            (8) Employee stock ownership plans (ESOP). (i) An ESOP is an individual stock bonus plan designed specifically to invest in the stock of the employer corporation. The contractor's contributions to an Employee Stock Ownership Trust (ESOT) may be in the form of cash, stock, or property. Costs of ESOP's are allowable subject to the following conditions:

                        (A) Contributions by the contractor in any one year may not exceed 15 percent (25 percent when a money purchase plan is included) of salaries and wages of employees participating in the plan in any particular year.

                        (B) The contribution rate (ratio of contribution to salaries and wages of participating employees) may not exceed the last approved contribution rate except when approved by the contracting officer based upon justification provided by the contractor. When no contribution was made in the previous year for an existing ESOP, or when a new ESOP is first established, and the contractor proposes to make a contribution in the current year, the contribution rate shall be subject to the contracting officer's approval.

                        (C) When a plan or agreement exists wherein the liability for the contribution can be compelled for a specific year, the expense associated with that liability is assignable only to that period. Any portion of the contribution not funded by the time set for filing of the Federal income tax return for that year or any extension thereof shall not be allowable in subsequent years.


31-18

PART 31--CONTRACT COST PRINCIPLES AND PROCEDURES                        31.205-6
--------------------------------------------------------------------------------

                        (D) When a plan or agreement exists wherein the liability for the contribution cannot be compelled, the amount contributed for any year is assignable to that year provided the amount is funded by the time set for filing of the Federal income tax return for that year.

                        (E) When the contribution is in the form of stock, the value of the stock contribution shall be limited to the fair market value of the stock on the date that title is effectively transferred to the trust. Cash contributions shall be allowable only when the contractor furnishes evidence satisfactory to the contracting officer demonstrating that stock purchases by the ESOT are or will be at a fair market price; e.g., makes arrangements with the trust permitting the contracting officer to examine purchases of stock by the trust to determine that prices paid are at fair market value. When excessive prices are paid, the amount of the excess will be credited to the same indirect cost pools that were charged for the ESOP contributions in the year in which the stock purchase occurs. However, when the trust purchases the stock with borrowed funds which will be repaid over a period of years by cash contributions from the contractor to the trust, the excess price over fair market value shall be credited to the indirect cost pools pro rata over the period of years during which the contractor contributes the cash used by the trust to repay the loan. When the fair market value of unissued stock or stock of a closely held corporation is not readily determinable, the valuation will be made on a case-by-case basis taking into consideration the guidelines for valuation used by the IRS.

                  (ii) Amounts contributed to an ESOP arising from either--

                        (A) An additional investment tax credit (see 1975 Tax Reduction Act--TRASOP's); or

                        (B) A payroll-based tax credit (see Economic Recovery Tax Act of 1981) are unallowable.

                  (iii) The requirements of subdivision (j)(3)(ii) of this subsection are applicable to Employee Stock Ownership Plans.

      (k) Deferred compensation. (1) Deferred compensation is an award given by an employer to compensate an employee in a future cost accounting period or periods for services rendered in one or more cost accounting periods before the date of receipt of compensation by the employee. Deferred compensation does not include the amount of year-end accruals for salaries, wages, or bonuses that are paid within a reasonable period of time after the end of a cost accounting period. Subject to 31.205-6(a), deferred awards are allowable when they are based on current or future services. Awards made in periods subsequent to the period when the work being remunerated was performed are not allowable.

            (2) The costs of deferred awards shall be measured, allocated, and accounted for in compliance with the provisions of 48 CFR 9904.415, Accounting for the Cost of Deferred Compensation.

            (3) Deferred compensation payments to employees under awards made before the effective date of 48 CFR 9904.415 are allowable to the extent they would have been allowable under prior acquisition regulations.

      (l) Compensation incidental to business acquisitions. The following costs are unallowable:

            (1) Payments to employees under agreements in which they receive special compensation, in excess of the contractor's normal severance pay practice, if their employment terminates following a change in the management control over, or ownership of, the contractor or a substantial portion of its assets.

            (2) Payments to employees under plans introduced in connection with a change (whether actual or prospective) in the management control over, or ownership of, the contractor or a substantial portion of its assets in which those employees receive special compensation, which is contingent upon the employee remaining with the contractor for a specified period of time.

      (m) Fringe benefits. (1) Fringe benefits are allowances and services provided by the contractor to its employees as compensation in addition to regular wages and salaries. Fringe benefits include, but are not limited to, the cost of vacations, sick leave, holidays, military leave, employee insurance, and supplemental unemployment benefit plans. Except as provided otherwise in Subpart 31.2, the costs of fringe benefits are allowable to the extent that they are reasonable and are required by law, employer-employee agreement, or an established policy of the contractor.

            (2) That portion of the cost of company-furnished automobiles that relates to personal use by employees (including transportation to and from work) is unallowable regardless of whether the cost is reported as taxable income to the employees (see 31.205-46(f)).

      (n) Employee rebate and purchase discount plans. Rebates and purchase discounts, in whatever form, granted to employees on products or services produced by the contractor or affiliates are unallowable.

      (o) Postretirement benefits other than pensions (PRB). (1) PRB covers all benefits, other than cash benefits and life insurance benefits paid by pension plans, provided to employees, their beneficiaries, and covered dependents during the period following the employees' retirement. Benefits encompassed include, but are not limited to, postretirement health care; life insurance provided outside a pension plan; and other welfare benefits such as tuition assistance, day care, legal services, and housing subsidies provided after retirement.

            (2) To be allowable, PRB costs must be reasonable and incurred pursuant to law, employer-employee agreement, or an established policy of the contractor. In addition, to be allowable, PRB costs must also be calculated in accordance with paragraphs (o)(2)(i), (ii), or (iii) of this section.


                                                               (FAC 97-04) 31-19

                           FAC 97-04 FEBRUARY 23, 1998

31.205-7                                          FEDERAL ACQUISITION REGULATION
--------------------------------------------------------------------------------

                  (i) Cash basis. Cost recognized as benefits when they are actually provided, must be paid to an insurer, provider, or other recipient for current year benefits or premiums.

                  (ii) Terminal funding. If a contractor elects a terminal-funded plan, it does not accrue PRB costs during the working lives of employees. Instead, it accrues and pays the entire PRB liability to an insurer or trustee in a lump sum upon the termination of employees (or upon conversion to such a terminal-funded plan) to establish and maintain a fund or reserve for the sole purpose of providing PRB to retirees. The lump sum is allowable if amortized over a period of 15 years.

                  (iii) Accrual basis. Accrual costing other than terminal funding must be measured and assigned according to Generally Accepted Accounting Principles and be paid to an insurer or trustee to establish and maintain a fund or reserve for the sole purpose of providing PRB to retirees. The accrual must also be calculated in accordance with generally accepted actuarial principles and practices as promulgated by the Actuarial Standards Board.

            (3) To be allowable, costs must be funded by the time set for filing the Federal income tax return or any extension thereof. PRB costs assigned to the current year, but not funded or otherwise liquidated by the tax return time, shall not be allowable in any subsequent year.

            (4) Increased PRB costs caused by delay in funding beyond 30 days after each quarter of the year to which they are assignable are unallowable.

            (5) Costs of postretirement benefits in subdivision (o)(2)(iii) of this subsection attributable to past service ("transition obligation") as defined in Financial Accounting Standards Board Statement 106, paragraph 110, are allowable subject to the following limitation: The allowable amount of such costs assignable to a contractor fiscal year cannot exceed the amount of such costs which would be assigned to that contractor fiscal year under the delayed recognition methodology described in paragraphs 112 and 113 of Statement 106.

            (6) The Government shall receive an equitable share of any amount of previously funded PRB costs which revert or inure to the contractor. Such equitable share shall reflect the Government's previous participation in PRB costs through those contracts for which certified cost or pricing data were required or which were subject to Subpart 31.2.

      (p) Limitation on allowability of compensation for certain contractor personnel. (1) Costs incurred after January 1, 1998, for compensation of a senior executive in excess of the benchmark compensation amount determined applicable for the contractor fiscal year by the Administrator, Office of Federal Procurement Policy (OFPP), under Section 39 of the OFPP Act (41 U.S.C.
435) are unallowable (10 U.S.C. 2324(e)(1)(P) and 41 U.S.C. 256(e)(1)(P)). This
limitation is the sole statutory limitation on allowable senior executive compensation costs incurred after January 1, 1998, under new or previously existing contracts. This limitation applies whether or not the affected contracts were previously subject to a statutory limitation on such costs.

            (2) As used in this paragraph:

                  (i) "Compensation" means the total amount of wages, salary, bonuses, deferred compensation (see paragraph (k) of this subsection), and employer contributions to defined contribution pension plans (see paragraphs
(j)(5) and (j)(8) of this subsection), for the fiscal year, whether paid, earned, or otherwise accruing, as recorded in the contractor's cost accounting records for the fiscal year.

                  (ii) "Senior executive" means--

                        (A) The contractor's Chief Executive Officer (CEO) or any individual acting in a similar capacity;

                        (B) The contractor's four most highly compensated employees in management positions, other than the CEO; and

                        (C) If the contractor is intermediate home offices or segments that report directly to the contractor's corporate headquarters, the five most highly compensated employees in management positions at each such intermediate home office or segment.

                  (iii) "Fiscal year" means the fiscal year established by the contractor for accounting purposes.

31.205-7 Contingencies.

      (a) "Contingency," as used in this subpart, means a possible future event or condition arising from presently known or unknown causes, the outcome of which is indeterminable at the present time.

      (b) Costs for contingencies are generally unallowable for historical costing purposes because such costing deals with costs incurred and recorded on the contractor's books. However, in some cases, as for example, terminations, a contingency factor may be recognized when it is applicable to a past period to give recognition to minor unsettled factors in the interest of expediting settlement.

      (c) In connection with estimates of future costs, contingencies fall into two categories:

            (1) Those that may arise from presently known and existing conditions, the effects of which are foreseeable within reasonable limits of accuracy; e.g., anticipated costs of rejects and defective work. Contingencies of this category are to be included in the estimates of future costs so as to provide the best estimate of performance cost.

            (2) Those that may arise from presently known or unknown conditions, the effect of which cannot be measured so precisely as to provide equitable results to the contractor and to the Government; e.g., results of pending litigation. Contingencies of this category are to be excluded from cost estimates under the several items of cost, but should be disclosed separately (including the basis upon which the contingency is computed) to facilitate the negotiation of


31-20

                            FAC 97-04 APRIL 24, 1998

PART 31--CONTRACT COST PRINCIPLES AND PROCEDURES                       31.205-10
--------------------------------------------------------------------------------

appropriate contractual coverage. (See, for example, 31.205-6(g), 31.205-19, and 31.205-24.)

31.205-8 Contributions or donations.

      Contributions or donations, including cash, property and services, regardless of recipient, are unallowable, except as provided in 31.205-1(e)(3).

31.205-9 [Reserved]

31.205-10 Cost of money.

      (a) Facilities capital cost of money--(1) General. (i) Facilities capital cost of money (cost of capital committed to facilities) is an imputed cost determined by applying a cost-of-money rate to facilities capital employed in contract performance. A cost-of-money rate is uniformly imputed to all contractors (see subdivision (a)(1)(ii) of this subsection). Capital employed is determined without regard to whether its source is equity or borrowed capital. The resulting cost of money is not a form of interest on borrowings (see 31.205-20).

                  (ii) 48 CFR 9904.414, Cost of Money as an Element of the Cost of Facilities Capital, establishes criteria for measuring and allocating, as an element of contract cost, the cost of capital committed to facilities. Cost-of-money factors are developed on Form CASB-CMF, broken down by overhead pool at the business unit, using--

                        (A) Business-unit facilities capital data,

                        (B) Overhead allocation base data, and

                        (C) The cost-of-money rate, which is based on interest rates specified by the Secretary of the Treasury under Public Law 92-41.

            (2) Allowability. Whether or not the contract is otherwise subject to CAS, facilities capital cost of money is allowable if--

                  (i) The contractor's capital investment is measured, allocated to contracts, and costed in accordance with 48 CFR 9904.414;

                  (ii) The contractor maintains adequate records to demonstrate compliance with this standard;

                  (iii) The estimated facilities capital cost of money is specifically identified or proposed in cost proposals relating to the contract under which this cost is to be claimed; and

                  (iv) The requirements of 31.205-52, which limit the allowability of facilities capital cost of money, are observed.

            (3) Accounting. The facilities capital cost of money need not be entered on the contractor's books of account. However, the contractor shall--

                  (i) Make a memorandum entry of the cost, and

                  (ii) Maintain, in a manner that permits audit and verification, all relevant schedules, cost data, and other data necessary to support the entry fully.

            (4) Payment. Facilities capital cost of money that is--

                  (i) Allowable under subparagraph (2) of this subsection; and

                  (ii) Calculated, allocated, and documented in accordance with this cost principle shall be an "incurred cost" for reimbursement purposes under applicable cost-reimbursement contracts and for progress payment purposes under fixed-price contracts.

            (5) The requirements of 31.205-52 shall be observed in determining the allowable cost of money attributable to including asset valuations resulting from business combinations in the facilities capital employed base.

      (b) Cost of money as an element of the cost of capital assets under construction--(1) General. (i) Cost of money as an element of the cost of capital assets under construction is an imputed cost determined by applying a cost-of-money rate to the investment in tangible and intangible capital assets while they are being constructed, fabricated, or developed for a contractor's own use. Capital employed is determined without regard to whether its source is equity or borrowed capital. The resulting cost of money is not a form of interest on borrowing (see 31.205-20).

                  (ii) 48 CFR 9904.417, Cost of Money as an Element of the Cost of Capital Assets Under Construction, establishes criteria for measuring and allocating, as an element of contract cost, the cost of capital committed to capital assets under construction, fabrication, or development.

            (2) Allowability. (i) Whether or not the contract is otherwise subject to CAS, and except as specified in subdivision (ii) of this section, the cost of money for capital assets under construction, fabrication, or development is allowable if--

                        (A) The cost of money is calculated, allocated to contracts, and costed in accordance with 48 CFR 9904.417;

                        (B) The contractor maintains adequate records to demonstrate compliance with this standard;

                        (C) The cost of money for tangible capital assets is included in the capitalized cost that provides the basis for allowable depreciation costs, or, in the case of intangible capital assets, the cost of money is included in the cost of those assets for which amortization costs are allowable; and

                        (D) The requirements of 31.205-52, which limit the allowability of cost of money for capital assets under construction, fabrication, or development, are observed.

                  (ii) Actual interest cost in lieu of the calculated imputed cost of money for capital assets under construction, fabrication, or development is unallowable.

            (3) Accounting. The cost of money for capital assets under construction need not be entered on the contractor's books of account. However, the contractor shall (i) make a


                                                                           31-21

31.205-11                                         FEDERAL ACQUISITION REGULATION
--------------------------------------------------------------------------------

memorandum entry of the cost and (ii) maintain, in a manner that permits audit and verification, all relevant schedules, cost data, and other data necessary to support the entry fully.

            (4) Payment. The cost of money for capital assets under construction that is allowable under subparagraph (2) above of this cost principle shall be an "incurred cost" for reimbursement purposes under applicable cost-reimbursement contracts and for progress payment purposes under fixed-price contracts.

31.205-11 Depreciation.

      (a) Depreciation is a charge to current operations which distributes the cost of a tangible capital asset, less estimated residual value, over the estimated useful life of the asset in a systematic and logical manner. It does not involve a process of valuation. Useful life refers to the prospective period of economic usefulness in a particular contractor's operations as distinguished from physical life; it is evidenced by the actual or estimated retirement and replacement practice of the contractor.

      (b) Contractors having contracts subject to 48 CFR 9904.409, Depreciation of Tangible Capital Assets, must adhere to the requirement of that standard for all fully CAS-covered contracts and may elect to adopt the standard for all other contracts. All requirements of 48 CFR 9904.409 are applicable if the election is made, and its requirements supersede any conflicting requirements of this cost principle. Once electing to adopt 48 CFR 9904.409 for all contracts, contractors must continue to follow it until notification of final acceptance of all deliverable items on all open negotiated Government contracts. Paragraphs
(c) through (e) below apply to contracts to which 48 CFR 9904.409 is not applied.

      (c) Normal depreciation on a contractor's plant, equipment, and other capital facilities is an allowable contract cost, if the contractor is able to demonstrate that it is reasonable and allocable (but see paragraph (i) of this section).

      (d) Depreciation shall be considered reasonable if the contractor follows policies and procedures that are--

            (1) Consistent with those followed in the same cost center for business other than Government;

            (2) Reflected in the contractor's books of accounts and financial statements; and

            (3) Both used and acceptable for Federal income tax purposes.

      (e) When the depreciation reflected on a contractor's books of accounts and financial statements differs from that used and acceptable for Federal income tax purposes, reimbursement shall be based on the asset cost amortized over the estimated useful life of the property using depreciation methods (straight line, sum of the years' digits, etc.) acceptable for income tax purposes. Allowable depreciation shall not exceed the amounts used for book and statement purposes and shall be determined in a manner consistent with the depreciation policies and procedures followed in the same cost center on non-Government business (but see paragraph (o) of this subsection).

      (f) Depreciation for reimbursement purposes in the case of tax-exempt organizations shall be determined on the basis described in paragraph (e) of this section.

      (g) Special considerations are required for assets acquired before the effective date of this cost principle if, on that date, the undepreciated balance of these assets resulting from depreciation policies and procedures used previously for Government contracts and subcontracts is different from the undepreciated balance on the books and financial statements. The undepreciated balance for contract cost purposes shall be depreciated over the remaining life using the methods and lives followed for book purposes. The aggregate depreciation of any asset allowable after the effective date of this 31.205-11 shall not exceed the cost basis of the asset less any depreciation allowed or allowable under prior acquisition regulations.

      (h) Depreciation should usually be allocated to the contract and other work as an indirect cost. The amount of depreciation allowed in any accounting period may, consistent with the basic objectives in paragraph (a) above, vary with volume of production or use of multishift operations.

      (i) In the case of emergency facilities covered by certificates of necessity, a contractor may elect to use normal depreciation without requesting a determination of "true depreciation," or may elect to use either normal or "true depreciation" after a determination of "true depreciation" has been made by an Emergency Facilities Depreciation Board (EFDB). The method elected must be followed consistently throughout the life of the emergency facility. When an election is made to use normal depreciation, the criteria in paragraphs (c),
(d), (e), and (f) of this section shall apply for both the emergency period and the post-emergency period. When an election is made to use "true depreciation", the amount allowable as depreciation--

            (1) With respect to the emergency period (five years), shall be computed in accordance with the determination of the EFDB and allocated rateably over the full five year emergency period; provided no other allowance is made which would duplicate the factors, such as extraordinary obsolescence, covered by the Board's determination; and

            (2) After the end of the emergency period, shall be computed by distributing the remaining undepreciated portion of the cost of the emergency facility over the balance of its useful life provided the remaining undepreciated portion of such cost shall not include any amount of unrecovered "true depreciation."

      (j) No depreciation, rental, or use charge shall be allowed on property acquired at no cost from the


31-22 (FAC 97-04)

PART 31--CONTRACT COST PRINCIPLES AND PROCEDURES                       31.205-13
--------------------------------------------------------------------------------

Government by the contractor or by any division, subsidiary, or affiliate of the contractor under common control.

      (k) The depreciation on any item which meets the criteria for allowance at a "price" under 31.205-26(e) may be based on that price, provided the same policies and procedures are used for costing all business of the using division, subsidiary, or organization under common control.

      (l) No depreciation or rental shall be allowed on property fully depreciated by the contractor or by any division, subsidiary, or affiliate of the contractor under common control. However, a reasonable charge for using fully depreciated property may be agreed upon and allowed (but see 31.109(h)(2)). In determining the charge, consideration shall be given to cost, total estimated useful life at the time of negotiations, effect of any increased maintenance charges or decreased efficiency due to age, and the amount of depreciation previously charged to Government contracts or subcontracts.

      (m) 48 CFR 9904.404, Capitalization of Tangible Assets, applies to assets acquired by a "capital lease" as defined in Statement of Financial Accounting Standard No. 13 (FAS-13), Accounting for Leases, issued by the Financial Accounting Standards Board (FASB). Compliance with 48 CFR 9904.404 and FAS-13 requires that such leased assets (capital leases) be treated as purchased assets; i.e., be capitalized and the capitalized value of such assets be distributed over their useful lives as depreciation charges, or over the leased life as amortization charges as appropriate. Assets whose leases are classified as capital leases under FAS-13 are subject to the requirements of 31.205-11 while assets acquired under leases classified as operating leases are subject to the requirements on rental costs in 31.205-36. The standards of financial accounting and reporting prescribed by FAS-13 are incorporated into this principle and shall govern its application, except as provided in subparagraphs
(1), (2), and (3) of this paragraph.

            (1) Rental costs under a sale and leaseback arrangement shall be allowable up to the amount that would have been allowed had the contractor retained title to the property.

            (2) Capital leases, as defined in FAS-13, for all real and personal property, between any related parties are subject to the requirements of this subparagraph 31.205-11(m). If it is determined that the terms of the lease have been significantly affected by the fact that the lessee and lessor are related, depreciation charges shall not be allowed in excess of those which would have occurred if the lease contained terms consistent with those found in a lease between unrelated parties.

            (3) Assets acquired under leases that the contractor must capitalize under FAS-13 shall not be treated as purchased assets for contract purposes if the leases are covered by 31.205-36(b)(4).

      (n) Whether or not the contract is otherwise subject to CAS, the requirements of 31.205-52, which limit the allowability of depreciation, shall be observed.

      (o) In the event of a write-down from carrying value to fair value as a result of impairments caused by events or changes in circumstances, allowable depreciation of the impaired assets shall be limited to the amounts that would have been allowed had the assets not been written down (see 31.205-16(g)). However, this does not preclude a change in depreciation resulting from other causes such as permissible changes in estimates of service life, consumption of services, or residual value.

31.205-12 Economic planning costs.

      (a) This category includes costs of generalized long-range management planning that is concerned with the future overall development of the contractor's business and that may take into account the eventual possibility of economic dislocations or fundamental alterations in those markets in which the contractor currently does business. Economic planning costs do not include organization or reorganization costs covered by 31.205-27.

      (b) Economic planning costs are allowable as indirect costs to be properly allocated.

      (c) Research and development and engineering costs designed to lead to new products for sale to the general public are not allowable under this principle.

31.205-13 Employee morale, health, welfare, food service, and dormitory costs and credits.

      (a) Aggregate costs incurred on activities designed to improve working conditions, employer-employee relations, employee morale, and employee performance (less income generated by these activities) are allowable, except as limited by paragraphs (b), (c), and (d) of this subsection. Some examples of allowable activities are house publications, health clinics, wellness/fitness centers, employee counseling services, and food and dormitory services, which include operating or furnishing facilities for cafeterias, dining rooms, canteens, lunch wagons, vending machines, living accommodations, or similar types of services for the contractor's employees at or near the contractor's facilities.

      (b) Costs of gifts are unallowable. (Gifts do not include awards for performance made pursuant to 31.205-6(f) or awards made in recognition of employee achievements pursuant to an established contractor plan or policy.)

      (c) Costs of recreation are unallowable, except for the costs of employees' participation in company sponsored sports teams or employee organizations designed to improve company loyalty, team work, or physical fitness.

      (d) Losses from operating food and dormitory services may be included as costs only if the contractor's objective is to operate such services on a break-even basis. Losses sus-


                                                                           31-23

31.205-14                                         FEDERAL ACQUISITION REGULATION
--------------------------------------------------------------------------------

tained because food services or lodging accommodations are furnished without charge or at prices or rates which obviously would not be conducive to the accomplishment of the above objective are not allowable. A loss may be allowed, however, to the extent that the contractor can demonstrate that unusual circumstances exist (e.g., where the contractor must provide food or dormitory services at remote locations where adequate commercial facilities are not reasonably available; or where charged but unproductive labor costs would be excessive but for the services provided or where cessation or reduction of food or dormitory operations will not otherwise yield net cost savings) such that even with efficient management, operating the services on a break-even basis would require charging inordinately high prices, or prices or rates higher than those charged by commercial establishments offering the same services in the same geographical areas. Costs of food and dormitory services shall include an allocable share of indirect expenses pertaining to these activities.

      (e) When the contractor has an arrangement authorizing an employee association to provide or operate a service, such as vending machines in the contractor's plant, and retain the profits, such profits shall be treated in the same manner as if the contractor were providing the service (but see paragraph
(f) of this subsection).

      (f) Contributions by the contractor to an employee organization, including funds from vending machine receipts or similar sources, may be included as costs incurred under paragraph (a) of this subsection only to the extent that the contractor demonstrates that an equivalent amount of the costs incurred by the employee organization would be allowable if directly incurred by the contractor.

31.205-14 Entertainment costs.

      Costs of amusement, diversions, social activities, and any directly associated costs such as tickets to shows or sports events, meals, lodging, rentals, transportation, and gratuities are unallowable. Costs made specifically unallowable under this cost principle are not allowable under any other cost principle. Costs of membership in social, dining, or country clubs or other organizations having the same purposes are also unallowable, regardless of whether the cost is reported as taxable income to the employees.

31.205-15 Fines, penalties, and mischarging costs.

      (a) Costs of fines and penalties resulting from violations of, or failure of the contractor to comply with, Federal, State, local, or foreign laws and regulations, are unallowable except when incurred as a result of compliance with specific terms and conditions of the contract or written instructions from the contracting officer.

      (b) Costs incurred in connection with, or related to, the mischarging of costs on Government contracts are unallowable when the costs are caused by, or result from, alteration or destruction of records, or other false or improper charging or recording of costs. Such costs include those incurred to measure or otherwise determine the magnitude of the improper charging, and costs incurred to remedy or correct the mischarging, such as costs to rescreen and reconstruct records.

31.205-16 Gains and losses on disposition or impairment of depreciable property or other capital assets.

      (a) Gains and losses from the sale, retirement, or other disposition (but see 31.205-19) of depreciable property shall be included in the year in which they occur as credits or charges to the cost grouping(s) in which the depreciation or amortization applicable to those assets was included (but see paragraph (d) of this subsection). However, no gain or loss shall be recognized as a result of the transfer of assets in a business combination (see 31.205-52).

      (b) Gains and losses on disposition of tangible capital assets, including those acquired under capital leases (see 31.205-11(m)), shall be considered as adjustments of depreciation costs previously recognized. The gain or loss for each asset disposed of is the difference between the net amount realized, including insurance proceeds from involuntary conversions, and its undepreciated balance. The gain recognized for contract costing purposes shall be limited to the difference between the acquisition cost (or for assets acquired under a capital lease, the value at which the leased asset is capitalized) of the asset and its undepreciated balance (except see subdivisions (c)(2)(i) or (ii) of this section).

      (c) Special considerations apply to an involuntary conversion which occurs when a contractor's property is destroyed by events over which the owner has no control, such as fire, windstorm, flood, accident, theft, etc., and an insurance award is recovered. The following govern involuntary conversions:

            (1) When there is a cash award and the converted asset is not replaced, gain or loss shall be recognized in the period of disposition. The gain recognized for contract costing purposes shall be limited to the difference between the acquisition cost of the asset and its undepreciated balance.

            (2) When the converted asset is replaced, the contractor shall either--

                  (i) Adjust the depreciable basis of the new asset by the amount of the total realized gain or loss; or

                  (ii) Recognize the gain or loss in the period of disposition, in which case the Government shall participate to the same extent as outlined in subparagraph (c)(1) of this subsection.

      (d) Gains and losses on the disposition of depreciable property shall not be recognized as a separate charge or credit when--


31-24
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                           FAC 97-03 FEBRUARY 9, 1998

PART 31--CONTRACT COST PRINCIPLES AND PROCEDURES                       31.205-18
--------------------------------------------------------------------------------

            (1) Gains and losses are processed through the depreciation reserve account and reflected in the depreciation allowable under 31.205-11; or

            (2) The property is exchanged as part of the purchase price of a similar item, and the gain or loss is taken into consideration in the depreciation cost basis of the new item.

      (e) Gains and losses arising from mass or extraordinary sales, retirements, or other disposition other than through business combinations shall be considered on a case-by-case basis.

      (f) Gains and losses of any nature arising from the sale or exchange of capital assets other than depreciable property shall be excluded in computing contract costs.

      (g) With respect to long-lived tangible and identifiable intangible assets held for use, no loss shall be allowed for a write-down from carrying value to fair value as a result of impairments caused by events or changes in circumstances (e.g., environmental damage, idle facilities arising from a declining business base, etc.). If depreciable property or other capital assets have been written down from carrying value to fair value due to impairments, gains or losses upon disposition shall be the amounts that would have been allowed had the assets not been written down.

31.205-17 Idle facilities and idle capacity costs.

      (a) "Costs of idle facilities or idle capacity," as used in this subsection, means costs such as maintenance, repair, housing, rent, and other related costs; e.g., property taxes, insurance, and depreciation.

      "Facilities," as used in this subsection, means plant or any portion thereof (including land integral to the operation), equipment, individually or collectively, or any other tangible capital asset, wherever located, and whether owned or leased by the contractor.

      "Idle capacity," as used in this subsection, means the unused capacity of partially used facilities. It is the difference between that which a facility could achieve under 100 percent operating time on a one-shift basis, less operating interruptions resulting from time lost for repairs, setups, unsatisfactory materials, and other normal delays, and the extent to which the facility was actually used to meet demands during the accounting period. A multiple-shift basis may be used in the calculation instead of a one-shift basis if it can be shown that this amount of usage could normally be expected for the type of facility involved.

      "Idle facilities," as used in this subsection, means completely unused facilities that are excess to the contractor's current needs.

      (b) The costs of idle facilities are unallowable unless the facilities--

            (1) Are necessary to meet fluctuations in workload; or

            (2) Were necessary when acquired and are now idle because of changes in requirements, production economies, reorganization, termination, or other causes which could not have been reasonably foreseen. (Costs of idle facilities are allowable for a reasonable period, ordinarily not to exceed 1 year, depending upon the initiative taken to use, lease, or dispose of the idle facilities (but see 31.205-42)).

      (c) Costs of idle capacity are costs of doing business and are a factor in the normal fluctuations of usage or overhead rates from period to period. Such costs are allowable provided the capacity is necessary or was originally reasonable and is not subject to reduction or elimination by subletting, renting, or sale, in accordance with sound business, economics, or security practices. Widespread idle capacity throughout an entire plant or among a group of assets having substantially the same function may be idle facilities.

      (d) Any costs to be paid directly by the Government for idle facilities or idle capacity reserved for defense mobilization production shall be the subject of a separate agreement.

31.205-18 Independent research and development and bid and proposal costs.

      (a) Definitions.

      "Applied research," as used in this subsection, means that effort which
(1) normally follows basic research, but may not be severable from the related basic research, (2) attempts to determine and exploit the potential of scientific discoveries or improvements in technology, materials, processes, methods, devices, or techniques, and (3) attempts to advance the state of the art. Applied research does not include efforts whose principal aim is design, development, or test of specific items or services to be considered for sale; these efforts are within the definition of the term "development," defined in this subsection.

      "Basic research," as used in this subsection, means that research which is directed toward increase of knowledge in science. The primary aim of basic research is a fuller knowledge or understanding of the subject under study, rather than any practical application thereof.

      "Bid and proposal (B&P) costs," as used in this subsection, means the costs incurred in preparing, submitting, and supporting bids and proposals (whether or not solicited) on potential Government or non-Government contracts. The term does not include the costs of effort sponsored by a grant or cooperative agreement, or required in the performance of a contract.

      "Company," as used in this subsection, means all divisions, subsidiaries, and affiliates of the contractor under common control.

      "Development," as used in this subsection, means the systematic use, under whatever name, of scientific and technical knowledge in the design, development, test, or evaluation of a potential new product or service (or of an improvement in an existing product or service) for the pur-


                                                                           31-25
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                           FAC 97-03 FEBRUARY 9, 1998

31.205-18                                         FEDERAL ACQUISITION REGULATION
--------------------------------------------------------------------------------

pose of meeting specific performance requirements or objectives. Development includes the functions of design engineering, prototyping, and engineering testing. Development excludes--

            (1) Subcontracted technical effort which is for the sole purpose of developing an additional source for an existing product, or

            (2) Development effort for manufacturing or production materials, systems, processes, methods, equipment, tools, and techniques not intended for sale.

      "Independent research and development (IR&D)," as used in this subsection, means a contractor's IR&D cost that consists of projects falling within the four following areas: (1) basic research, (2) applied research, (3) development, and
(4) systems and other concept formulation studies. The term does not include the costs of effort sponsored by a grant or required in the performance of a contract. IR&D effort shall not include technical effort expended in developing and preparing technical data specifically to support submitting a bid or proposal.

      "Systems and other concept formulation studies," as used in this subsection, means analyses and study efforts either related to specific IR&D efforts or directed toward identifying desirable new systems, equipment or components, or modifications and improvements to existing systems, equipment, or components.

      (b) Composition and allocation of costs. The requirements of 48 CFR 9904.420, Accounting for independent research and development costs and bid and proposal costs, are incorporated in their entirety and shall apply as follows--

            (1) Fully-CAS-covered contracts. Contracts that are fully-CAS-covered shall be subject to all requirements of 48 CFR 9904.420.

            (2) Modified CAS-covered and non-CAS-covered contracts. Contracts that are not CAS-covered or that contain terms or conditions requiring modified CAS coverage shall be subject to all requirements of 48 CFR 9904.420 except 48 CFR 9904.420-50(e)(2) and 48 CFR 9904.420-50(f)(2), which are not then applicable. However, non-CAS-covered or modified CAS-covered contracts awarded at a time the contractor has CAS-covered contracts requiring compliance with 48 CFR 9904.420, shall be subject to all the requirements of 48 CFR 9904.420. When the requirements of 48 CFR 9904.420-50(e)(2) and 48 CFR 9904.420-50(f)(2) are
not applicable, the following apply:

                  (i) IR&D and B&P costs shall be allocated to final cost objectives on the same basis of allocation used for the G&A expense grouping of the profit center (see 31.001) in which the costs are incurred. However, when IR&D and B&P costs clearly benefit other profit centers or benefit the entire company, those costs shall be allocated through the G&A of the other profit centers or through the corporate G&A, as appropriate.

                  (ii) If allocations of IR&D or B&P through the G&A base do not provide equitable cost allocation, the contracting officer may approve use of a different base.

      (c) Allowability. Except as provided in paragraphs (d) and (e) of this subsection, or as provided in agency regulations, costs for IR&D and B&P are allowable as indirect expenses on contracts to the extent that those costs are allocable and reasonable.

      (d) Deferred IR&D costs. (1) IR&D costs that were incurred in previous accounting periods are unallowable, except when a contractor has developed a specific product at its own risk in anticipation of recovering the development costs in the sale price of the product provided that--

                  (i) The total amount of IR&D costs applicable to the product can be identified;

                  (ii) The proration of such costs to sales of the product is reasonable;

                  (iii) The contractor had no Government business during the time that the costs were incurred or did not allocate IR&D costs to Government contracts except to prorate the cost of developing a specific product to the sales of that product; and

                  (iv) No costs of current IR&D programs are allocated to Government work except to prorate the costs of developing a specific product to the sales of that product.

            (2) When deferred costs are recognized, the contract (except firm-fixed-price and fixed-price with economic price adjustment) will include a specific provision setting forth the amount of deferred IR&D costs that are allocable to the contract. The negotiation memorandum will state the circumstances pertaining to the case and the reason for accepting the deferred costs.

      (e) Cooperative arrangements. (1) IR&D costs may be incurred by contractors working jointly with one or more non-Federal entities pursuant to a cooperative arrangement (for example, joint ventures, limited partnerships, teaming arrangements, and collaboration and consortium arrangements). IR&D costs also may include costs contributed by contractors in performing cooperative research and development agreements, or similar arrangements, entered into under--

                  (i) Section 12 of the Stevenson-Wydler Technology Transfer Act of 1980 (15 U.S.C. 3710(a));

                  (ii) Sections 203(c)(5) and (6) of the National Aeronautics and Space Act of 1958, as amended (42 U.S.C. 2473(c)(5) and (6));

                  (iii) 10 U.S.C. 2371 for the Defense Advanced Research Projects Agency; or

                  (iv) Other equivalent authority.

            (2) IR&D costs incurred by a contractor pursuant to these types of cooperative arrangements should be consid-


31-26
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                           FAC 97-03 FEBRUARY 9, 1998

PART 31--CONTRACT COST PRINCIPLES AND PROCEDURES                       31.205-19
--------------------------------------------------------------------------------

ered as allowable IR&D costs if the work performed would have been allowed as contractor IR&D had there been no cooperative arrangement.

            (3) Costs incurred in preparing, submitting, and supporting offers on potential cooperative arrangements are allowable to the extent they are allocable, reasonable, and not otherwise unallowable.

31.205-19 Insurance and indemnification.

      (a) Insurance by purchase or by self-insuring includes coverage the contractor is required to carry, or to have approved, under the terms of the contract and any other coverage the contractor maintains in connection with the general conduct of its business. Any contractor desiring to establish a program of self-insurance applicable to contracts that are not subject to 48 CFR 9904.416, Accounting for Insurance Costs, shall comply with the self-insurance requirements of that standard as well as with Part 28 of this Regulation. However, approval of a contractor's insurance program in accordance with Part 28 does not constitute a determination as to the allowability of the program's cost. The amount of insurance costs which may be allowed is subject to the cost limitations and exclusions in the following subparagraphs.

            (1) Costs of insurance required or approved, and maintained by the contractor pursuant to the contract, are allowable.

            (2) Costs of insurance maintained by the contractor in connection with the general conduct of its business are allowable, subject to the following limitations:

                  (i) Types and extent of coverage shall follow sound business practice, and the rates and premiums must be reasonable.

                  (ii) Costs allowed for business interruption or other similar insurance must be limited to exclude coverage of profit.

                  (iii) The cost of property insurance premiums for insurance coverage in excess of the acquisition cost of the insured assets is allowable only when the contractor has a formal written policy assuring that in the event the insured property is involuntarily converted, the new asset shall be valued at the book value of the replaced asset plus or minus adjustments for differences between insurance proceeds and actual replacement cost. If the contractor does not have such a formal written policy, the cost of premiums for insurance coverage in excess of the acquisition cost of the insured asset is unallowable.

                  (iv) Costs of insurance for the risk of loss of or damage to Government property are allowable only to the extent that the contractor is liable for such loss or damage and such insurance does not cover loss or damage that results from willful misconduct or lack of good faith on the part of any of the contractor's directors or officers or other equivalent representatives.

                  (v) Contractors operating under a program of self-insurance must obtain approval of the program when required by 28.308(a).

                  (vi) Costs of insurance on the lives of officers, partners, or proprietors are allowable only to the extent that the insurance represents additional compensation (see 31.205-6).

            (3) Actual losses are unallowable unless expressly provided for in the contract, except--(i) Losses incurred under the nominal deductible provisions of purchased insurance, in keeping with sound business practice, are allowable for contracts not subject to 48 CFR 9904.416 and when the

                            [The next page is 31-29]


                                                                           31-27

PART 31--CONTRACT COST PRINCIPLES AND PROCEDURES                       31.205-22
--------------------------------------------------------------------------------

contractor did not establish a self-insurance program. Such contracts are not subject to the self-insurance requirements of 48 CFR 9904.416. For contracts subject to 48 CFR 9904.416, and for those made subject to the self-insurance requirements of that Standard as a result of the contractor's having established a self-insurance program (see paragraph (a) of this section), actual losses may be used as a basis for charges under a self-insurance program when the actual amount of losses will not differ significantly from the projected average losses for the accounting period (see 48 CFR 9904.416.50(a)(2)(ii)). In those instances where an actual loss has occurred and the present value of the liability is determined under the provisions of 48 CFR 9904.416-50(a)(3)(ii), the allowable cost shall be limited to an amount computed using as a discount rate the interest rate determined by the Secretary of the Treasury pursuant to 50 U.S.C. App. 1215(b)(2) in effect at the time the loss is recognized. However, the full amount of a lump-sum settlement to be paid within a year of the date of settlement is allowable.

                  (ii) Minor losses, such as spoilage, breakage, and disappearance of small hand tools that occur in the ordinary course of doing business and that are not covered by insurance are allowable.

            (4) The cost of insurance to protect the contractor against the costs of correcting its own defects in materials or workmanship is unallowable. However, insurance costs to cover fortuitous or casualty losses resulting from defects in materials or workmanship are allowable as a normal business expense.

            (5) Premiums for retroactive or backdated insurance written to cover occurred and known losses are unallowable.

      (b) If purchased insurance is available, the charge for any self-insurance coverage plus insurance administration expenses shall not exceed the cost of comparable purchased insurance plus associated insurance administration expenses.

      (c) Insurance provided by captive insurers (insurers owned by or under the control of the contractor) is considered self-insurance, and charges for it must comply with the self-insurance provisions of 48 CFR 9904.416. However, if the captive insurer also sells insurance to the general public in substantial quantities and it can be demonstrated that the charge to the contractor is based on competitive market forces, the insurance will be considered purchased insurance.

      (d) The allowability of premiums for insurance purchased from fronting insurance companies (insurance companies not related to the contractor but who reinsure with a captive insurer of the contractor) shall not exceed the amount (plus reasonable fronting company charges for services rendered) which the contractor would have been allowed had it insured directly with the captive insurer.

      (e) Self-insurance charges for risks of catastrophic losses are not allowable (see 28.308(e)).

      (f) The Government is obligated to indemnify the contractor only to the extent authorized by law, as expressly provided for in the contract, except as provided in paragraph (a)(3) of this section.

      (g) Late premium payment charges related to employee deferred compensation plan insurance incurred pursuant to Section 4007 (29 U.S.C. 1307) or Section 4023 (29 U.S.C. 1323) of the Employee Retirement Income Security Act of 1974 are unallowable.

31.205-20 Interest and other financial costs.

      Interest on borrowings (however represented), bond discounts, costs of financing and refinancing capital (net worth plus long-term liabilities), legal and professional fees paid in connection with preparing prospectuses, costs of preparing and issuing stock rights, and directly associated costs are unallowable except for interest assessed by State or local taxing authorities under the conditions specified in 31.205-41 (but see 31.205-28).

31.205-21 Labor relations costs.

      Costs incurred in maintaining satisfactory relations between the contractor and its employees, including costs of shop stewards, labor management committees, employee publications, and other related activities, are allowable.

31.205-22 Lobbying and political activity costs.

      (a) Costs associated with the following activities are unallowable:

            (1) Attempts to influence the outcomes of any Federal, State, or local election, referendum, initiative, or similar procedure, through in kind or cash contributions, endorsements, publicity, or similar activities;

            (2) Establishing, administering, contributing to, or paying the expenses of a political party, campaign, political action committee, or other organization established for the purpose of influencing the outcomes of elections;

            (3) Any attempt to influence--

                  (i) The introduction of Federal, state, or local legislation, or

                  (ii) The enactment or modification of any pending Federal, state, or local legislation through communication with any member or employee of the Congress or state legislature (including efforts to influence state or local officials to engage in similar lobbying activity), or with any government official or employee in connection with a decision to sign or veto enrolled legislation;

            (4) Any attempt to influence--


                                                                           31-29

31.205-23                                         FEDERAL ACQUISITION REGULATION
--------------------------------------------------------------------------------

                  (i) The introduction of Federal, state, or local legislation, or

                  (ii) The enactment or modification of any pending Federal, state, or local legislation by preparing, distributing or using publicity or propaganda, or by urging members of the general public or any segment thereof to contribute to or participate in any mass demonstration, march, rally, fund raising drive, lobbying campaign or letter writing or telephone campaign;

            (5) Legislative liaison activities, including attendance at legislative sessions or committee hearings, gathering information regarding legislation, and analyzing the effect of legislation, when such activities are carried on in support of or in knowing preparation for an effort to engage in unallowable activities; or

            (6) Costs incurred in attempting to improperly influence (see 3.401), either directly or indirectly, an employee or officer of the Executive branch of the Federal Government to give consideration to or act regarding a regulatory or contract matter.

      (b) The following activities are excepted from the coverage of (a) of this section:

            (1) Providing a technical and factual presentation of information on a topic directly related to the performance of a contract through hearing testimony, statements or letters to the Congress or a state legislature, or subdivision, member, or cognizant staff member thereof, in response to a documented request (including a Congressional Record notice requesting testimony or statements for the record at a regularly scheduled hearing) made by the recipient member, legislative body or subdivision, or a cognizant staff member thereof; provided such information is readily obtainable and can be readily put in deliverable form; and further provided that costs under this section for transportation, lodging or meals are unallowable unless incurred for the purpose of offering testimony at a regularly scheduled Congressional hearing pursuant to a written request for such presentation made by the Chairman or Ranking Minority Member of the Committee or Subcommittee conducting such hearing.

            (2) Any lobbying made unallowable by paragraph (a)(3) of this subsection to influence state or local legislation in order to directly reduce contract cost, or to avoid material impairment of the contractor's authority to perform the contract.

            (3) Any activity specifically authorized by statute to be undertaken with funds from the contract.

      (c) When a contractor seeks reimbursement for indirect costs, total lobbying costs shall be separately identified in the indirect cost rate proposal, and thereafter treated as other unallowable activity costs.

      (d) Contractors shall maintain adequate records to demonstrate that the certification of costs as being allowable or unallowable (see 42.703-2) pursuant to this subsection complies with the requirements of this subsection.

      (e) Existing procedures should be utilized to resolve in advance any significant questions or disagreements concerning the interpretation or application of this subsection.

31.205-23 Losses on other contracts.

      An excess of costs over income under any other contract (including the contractor's contributed portion under cost-sharing contracts) is unallowable.

31.205-24 Maintenance and repair costs.

      (a) Costs necessary for the upkeep of property (including Government property, unless otherwise provided for) that neither add to the permanent value of the property nor appreciably prolong its intended life, but keep it in an efficient operating condition, are to be treated as follows (but see 31.205-11):

            (1) Normal maintenance and repair costs are allowable.

            (2) Extraordinary maintenance and repair costs are allowable, provided those costs are allocated to the applicable periods for purposes of determining contract costs (but see 31.109).

      (b) Expenditures for plant and equipment, including rehabilitation which should be capitalized and subject to depreciation, according to generally accepted accounting principles as applied under the contractor's established policy or, when applicable, according to 48 CFR 9904.404, Capitalization of Tangible Assets, are allowable only on a depreciation basis.

31.205-25 Manufacturing and production engineering costs.

      (a) The costs of manufacturing and production engineering effort as described in (1) through (4) of this paragraph are all allowable:

            (1) Developing and deploying new or improved materials, systems, processes, methods, equipment, tools and techniques that are or are expected to be used in producing products or services;

            (2) Developing and deploying pilot production lines;

            (3) Improving current production functions, such as plant layout, production scheduling and control, methods and job analysis, equipment capabilities and capacities, inspection techniques, and tooling analysis (including tooling design and application improvements); and

            (4) Material and manufacturing producibility analysis for production suitability and to optimize manufacturing processes, methods, and techniques.

      (b) This cost principle does not cover--

            (1) Basic and applied research effort (as defined in 31.205-18(a)) related to new technology, materials, sys-


31-30

                           FAC 97-02 OCTOBER 10, 1997

PART 31--CONTRACT COST PRINCIPLES AND PROCEDURES                       31.205-28
--------------------------------------------------------------------------------

tems, processes, methods, equipment, tools and techniques. Such technical effort is governed by 31.205-18, Independent research and development and bid and proposal costs; and

            (2) Development effort for manufacturing or production materials, systems, processes, methods, equipment, tools, and techniques that are intended for sale is also governed by 31.205-18.

      (c) Where manufacturing or production development costs are capitalized or required to be capitalized under the contractor's capitalization policies, allowable cost will be determined in accordance with the requirements of 31.205-11, Depreciation.

31.205-26 Material costs.

      (a) Material costs include the costs of such items as raw materials, parts, sub-assemblies, components, and manufacturing supplies, whether purchased or manufactured by the contractor, and may include such collateral items as inbound transportation and intransit insurance. In computing material costs, consideration shall be given to reasonable overruns, spoilage, or defective work (unless otherwise provided in any contract provision relating to inspecting and correcting defective work). These costs are allowable, subject to the requirements of paragraphs (b) through (e) of this section.

      (b) Costs of material shall be adjusted for income and other credits, including available trade discounts, refunds, rebates, allowances, and cash discounts, and credits for scrap, salvage, and material returned to vendors. Such income and other credits shall either be credited directly to the cost of the material or be allocated as a credit to indirect costs. When the contractor can demonstrate that failure to take cash discounts was reasonable, lost discounts need not be credited.

      (c) Reasonable adjustments arising from differences between periodic physical inventories and book inventories may be included in arriving at costs; provided, such adjustments relate to the period of contract performance.

      (d) When materials are purchased specifically for and are identifiable solely with performance under a contract, the actual purchase cost of those materials should be charged to the contract. If material is issued from stores, any generally recognized method of pricing such material is acceptable if that method is consistently applied and the results are equitable. When estimates of future material costs are required, current market price or anticipated acquisition cost may be used, but the basis of pricing must be disclosed.

      (e) Allowance for all materials, supplies, and services that are sold or transferred between any divisions, subdivisions, subsidiaries, or affiliates of the contractor under a common control shall be on the basis of cost incurred in accordance with this subpart. However, allowance may be at price when it is the established practice of the transferring organization to price interorganizational transfers at other than cost for commercial work of the contractor or any division, subsidiary, or affiliate of the contractor under a common control, and when the item being transferred qualifies for an exception under 15.403-1(b) and the contracting officer has not determined the price to be unreasonable.

      (f) When a commercial item under paragraph (e) of this subsection is transferred at a price based on a catalog or market price, the price should be adjusted to reflect the quantities being acquired and may be adjusted to reflect the actual cost of any modifications necessary because of contract requirements.

31.205-27 Organization costs.

      (a) Except as provided in paragraph (b) of this subsection, expenditures in connection with (1) planning or executing the organization or reorganization of the corporate structure of a business, including mergers and acquisitions,
(2) resisting or planning to resist the reorganization of the corporate structure of a business or a change in the controlling interest in the ownership of a business, and (3) raising capital (net worth plus long-term liabilities), are unallowable. Such expenditures include but are not limited to incorporation fees and costs of attorneys, accountants, brokers, promoters and organizers, management consultants and investment counselors, whether or not employees of the contractor. Unallowable "reorganization" costs include the cost of any change in the contractor's financial structure, excluding administrative costs of short-term borrowings for working capital, resulting in alterations in the rights and interests of security holders, whether or not additional capital is raised.

      (b) The cost of activities primarily intended to provide compensation will not be considered organizational costs subject to this subsection, but will be governed by 31.205-6. These activities include acquiring stock for--

            (1) Executive bonuses,

            (2) Employee savings plans, and

            (3) Employee stock ownership plans.

31.205-28 Other business expenses.

      The following types of recurring costs are allowable when allocated on an equitable basis:

      (a) Registry and transfer charges resulting from changes in ownership of securities issued by the contractor.

      (b) Cost of shareholders' meetings.

      (c) Normal proxy solicitations.

      (d) Preparing and publishing reports to shareholders.

      (e) Preparing and submitting required reports and forms to taxing and other regulatory bodies.

      (f) Incidental costs of directors' and committee meetings.

      (g) Other similar costs.


                                                                           31-31

                           FAC 97-02 OCTOBER 10, 1997

31.205-29                                         FEDERAL ACQUISITION REGULATION
--------------------------------------------------------------------------------

31.205-29 Plant protection costs.

      Costs of items such as--

      (a) Wages, uniforms, and equipment of personnel engaged in plant protection,

      (b) Depreciation on plant protection capital assets, and

      (c) Necessary expenses to comply with military requirements, are allowable.

31.205-30 Patent costs.

      (a) The following patent costs are allowable to the extent that they are incurred as requirements of a Government contract (but see 31.205-33):

            (1) Costs of preparing invention disclosures, reports, and other documents.

            (2) Costs for searching the art to the extent necessary to make the invention disclosures.

            (3) Other costs in connection with the filing and prosecution of a United States patent application where title or royalty-free license is to be conveyed to the Government.

      (b) General counseling services relating to patent matters, such as advice on patent laws, regulations, clauses, and employee agreements, are allowable (but see 31.205-33).

      (c) Other than those for general counseling services, patent costs not required by the contract are unallowable. (See also 31.205-37.)

31.205-31 Plant reconversion costs.

      Plant reconversion costs are those incurred in restoring or rehabilitating the contractor's facilities to approximately the same condition existing immediately before the start of the Government contract, fair wear and tear excepted. Reconversion costs are unallowable except for the cost of removing Government property and the restoration or rehabilitation costs caused by such removal. However, in special circumstances where equity so dictates, additional costs may be allowed to the extent agreed upon before costs are incurred. Care should be exercised to avoid duplication through allowance as contingencies, additional profit or fee, or in other contracts.

31.205-32 Precontract costs.

      Precontract costs are those incurred before the effective date of the contract directly pursuant to the negotiation and in anticipation of the contract award when such incurrence is necessary to comply with the proposed contract delivery schedule. Such costs are allowable to the extent that they would have been allowable if incurred after the date of the contract (see 31.109).

31.205-33 Professional and consultant service costs.

      (a) Definition. "Professional and consultant services", as used in this subpart, are those services rendered by persons who are members of a particular profession or possess a special skill and who are not officers or employees of the contractor. Examples include those services acquired by contractors or subcontractors in order to enhance their legal, economic, financial, or technical positions. Professional and consultant services are generally acquired to obtain information, advice, opinions, alternatives, conclusions, recommendations, training, or direct assistance, such as studies, analyses, evaluations, liaison with Government officials, or other forms of representation.

      (b) Costs of professional and consultant services are allowable subject to this paragraph and paragraphs (c) through (f) of this subsection when reasonable in relation to the services rendered and when not contingent upon recovery of the costs from the Government (but see 31.205-30 and 31.205-47).

      (c) Costs of professional and consultant services performed under any of the following circumstances are unallowable:

            (1) Services to improperly obtain, distribute, or use information or data protected by law or regulation (e.g., 52.215-1(e), Restriction on Disclosure and Use of Data).

            (2) Services that are intended to improperly influence the contents of solicitations, the evaluation of proposals or quotations, or the selection of sources for contract award, whether award is by the Government, or by a prime contractor or subcontractor.

            (3) Any other services obtained, performed, or otherwise resulting in violation of any statute or regulation prohibiting improper business practices or conflicts of interest.

            (4) Services performed which are not consistent with the purpose and scope of the services contracted for or otherwise agreed to.

      (d) In determining the allowability of costs (including retainer fees) in a particular case, no single factor or any special combination of factors is necessarily determinative. However, the contracting officer shall consider the following factors, among others:

            (1) The nature and scope of the service rendered in relation to the service required.

            (2) The necessity of contracting for the service, considering the contractor's capability in the particular area.

            (3) The past pattern of acquiring such services and their costs, particularly in the years prior to the award of Government contracts.

            (4) The impact of Government contracts on the contractor's business.

            (5) Whether the proportion of Government work to the contractor's total business is such as to influence the contractor in favor of incurring the cost, particularly when the services rendered are not of a continuing nature and have little relationship to work under Government contracts.


31-32
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PART 31--CONTRACT COST PRINCIPLES AND PROCEDURES                       31.205-35
--------------------------------------------------------------------------------

            (6) Whether the service can be performed more economically by employment rather than by contracting.

            (7) The qualifications of the individual or concern rendering the service and the customary fee charged, especially on non-Government contracts.

            (8) Adequacy of the contractual agreement for the service (e.g., description of the service, estimate of time required, rate of compensation, termination provisions).

      (e) Retainer fees, to be allowable, must be supported by evidence that--

            (1) The services covered by the retainer agreement are necessary and customary;

            (2) The level of past services justifies the amount of the retainer fees (if no services were rendered, fees are not automatically unallowable);

            (3) The retainer fee is reasonable in comparison with maintaining an in-house capability to perform the covered services, when factors such as cost and level of expertise are considered; and

            (4) The actual services performed are documented in accordance with paragraph (f) of this subsection.

      (f) Fees for services rendered shall be allowable only when supported by evidence of the nature and scope of the service furnished. (See also 31.205-38(f).) However, retainer agreements generally are not based on specific statements of work. Evidence necessary to determine that work performed is proper and does not violate law or regulation shall include--

            (1) Details of all agreements (e.g., work requirements, rate of compensation, and nature and amount of other expenses, if any) with the individuals or organizations providing the services and details of actual services performed;

            (2) Invoices or billings submitted by consultants, including sufficient detail as to the time expended and nature of the actual services provided; and

            (3) Consultants' work products and related documents, such as trip reports indicating persons visited and subjects discussed, minutes of meetings, and collateral memoranda and reports.

31.205-34 Recruitment costs.

      (a) Subject to paragraphs (b) and (c) below, and provided that the size of the staff recruited and maintained is in keeping with workload requirements, the following costs are allowable:

            (1) Costs of help-wanted advertising.

            (2) Costs of operating an employment office needed to secure and maintain an adequate labor force.

            (3) Costs of operating an aptitude and educational testing program.

            (4) Travel costs of employees engaged in recruiting personnel.

            (5) Travel costs of applicants for interviews.

            (6) Costs for employment agencies, not in excess of standard commercial rates.

      (b) Help-wanted advertising costs are unallowable if the advertising--

            (1) Is for personnel other than those required to perform obligations under a Government contract;

            (2) Does not describe specific positions or classes of positions;

            (3) Is excessive relative to the number and importance of the positions or to the industry practices;

            (4) Includes material that is not relevant for recruitment purposes, such as extensive illustrations or descriptions of the company's products or capabilities;

            (5) Is designed to "pirate" personnel from another Government contractor; or

            (6) Includes color (in publications).

      (c) Excessive compensation costs offered to prospective employees to "pirate" them from another Government contractor are unallowable. Such excessive costs may include salaries, fringe benefits, or special emoluments which are in excess of standard industry practices or the contractor's customary compensation practices.

31.205-35 Relocation costs.

      (a) Relocation costs are costs incident to the permanent change of duty assignment (for an indefinite period or for a stated period, but in either event for not less than 12 months) of an existing employee or upon recruitment of a new employee. The following types of relocation costs are allowable as noted, subject to paragraphs (b) and (f) of this subsection:

            (1) Cost of travel of the employee and members of the immediate family (see 31.205-46) and transportation of the household and personal effects to the new location.

            (2) Cost of finding a new home, such as advance trips by employees and spouses to locate living quarters, and temporary lodging during the transition periods not exceeding separate cumulative totals of 60 days for employees and 45 days for spouses and dependents, including advance trip time.

            (3) Closing costs (i.e., brokerage fees, legal fees, appraisal fees, points, finance charges, etc.) incident to the disposition of actual residence owned by the employee when notified of transfer, except that these costs when added to the costs described in subparagraph (a)(4) of this section shall not exceed 14 percent of the sales price of the property sold.

            (4) Continuing costs of ownership of the vacant former actual residence being sold, such as maintenance of building and grounds (exclusive of fixing up expenses), utilities, taxes, property insurance, mortgage interest, after settlement date or lease date of new permanent residence,


                                     31-33

31.205-35                                         FEDERAL ACQUISITION REGULATION
--------------------------------------------------------------------------------

except that these costs when added to the costs described in subparagraph (a)(3) of this section, shall not exceed 14 percent of the sales price of the property sold.

            (5) Other necessary and reasonable expenses normally incident to relocation, such as disconnecting and connecting household appliances; automobile registration; driver's license and use taxes; cutting and fitting rugs, draperies, and curtains; forfeited utility fees and deposits; and purchase of insurance against damage to or loss of personal property while in transit.

            (6) Costs incident to acquiring a home in a new location, except that--

                  (i) These costs will not be allowable for existing employees or newly recruited employees who, before the relocation, were not homeowners and

                  (ii) The total costs shall not exceed 5 percent of the purchase price of the new home.

            (7) Mortgage interest differential payments, except that these costs are not allowable for existing or newly recruited employees who, before the relocation, were not homeowners and the total payments are limited to an amount determined as follows:

                  (i) The difference between the mortgage interest rates of the old and new residences times the current balance of the old mortgage times 3 years.

                  (ii) When mortgage differential payments are made on a lump sum basis and the employee leaves or is transferred again in less than 3 years, the amount initially recognized shall be proportionately adjusted to reflect payments only for the actual time of the relocation.

            (8) Rental differential payments covering situations where relocated employees retain ownership of a vacated home in the old location and rent at the new location. The rented quarters at the new location must be comparable to those vacated, and the allowable differential payments may not exceed the actual rental costs for the new home, less the fair market rent for the vacated home times 3 years.

            (9) Cost of canceling an unexpired lease.

      (b) The costs described in paragraph (a) of this section must also meet the following criteria to be considered allowable:

            (1) The move must be for the benefit of the employer.

            (2) Reimbursement must be in accordance with an established policy or practice that is consistently followed by the employer and is designed to motivate employees to relocate promptly and economically.

            (3) The costs must not otherwise be unallowable under Subpart 31.2.

            (4) Amounts to be reimbursed shall not exceed the employee's actual expenses, except that for miscellaneous costs of the type discussed in subparagraph (a)(5) of this section, a flat amount, not to exceed $1,000, may be allowed in lieu of actual costs.

      (c) The following types of costs are not allowable:

            (1) Loss on sale of a home.

            (2) Costs incident to acquiring a home in a new location as follows:

                  (i) Real estate brokers fees and commissions.

                  (ii) Cost of litigation.

                  (iii) Real and personal property insurance against damage or loss of property.

                  (iv) Mortgage life insurance.

                  (v) Owner's title policy insurance when such insurance was not previously carried by the employee on the old residence (however, cost of a mortgage title policy is allowable).

                  (vi) Property taxes and operating or maintenance costs.

            (3) Continuing mortgage principal payments on residence being sold.

            (4) Payments for employee income or FICA (social security) taxes incident to reimbursed relocation costs.

            (5) Payments for job counseling and placement assistance to employee spouses and dependents who were not employees of the contractor at the old location.

            (6) Costs incident to furnishing equity or nonequity loans to employees or making arrangements with lenders for employees to obtain lower-than-market rate mortgage loans.

      (d) If relocation costs for an employee have been allowed either as an allocable indirect or direct cost, and the employee resigns within 12 months for reasons within the employee's control, the contractor shall refund or credit the relocation costs to the Government.

      (e) Subject to the requirements of paragraphs (a) through (d) of this section, the costs of family movements and of personnel movements of a special or mass nature are allowable. The cost, however, should be assigned on the basis of work (contracts) or time period benefited.

      (f) Relocation costs (both outgoing and return) of employees who are hired for performance on specific contracts or long-term field projects are allowable if--

            (1) The term of employment is not less than 12 months;

            (2) The employment agreement specifically limits the duration of employment to the time spent on the contract or field project for which the employee is hired;

            (3) The employment agreement provides for return relocation to the employee's permanent and principal home immediately prior to the outgoing relocation,or other location of equal or lesser cost; and

            (4) The relocation costs are determined under the rules of paragraphs (a) through (d) of this section. However, the costs to return employees, who are released from employment upon completion of field assignments pursuant to their employment agreements, are not subject to the refund or credit requirement of paragraph (d).


31-34

PART 31--CONTRACT COST PRINCIPLES AND PROCEDURES                        31.20-38
--------------------------------------------------------------------------------

31.205-36 Rental costs.

      (a) This subsection is applicable to the cost of renting or leasing real or personal property acquired under "operating leases" as defined in Statement of Financial Accounting Standards No. 13 (FAS-13), Accounting for Leases. Compliance with 31.205-11(m) requires that assets acquired by means of capital leases, as defined in FAS-13, shall be treated as purchased assets; i.e., be capitalized and the capitalized value of such assets be distributed over their useful lives as depreciation charges, or over the lease term as amortization charges, as appropriate (but see subparagraph (b)(4) of this section).

      (b) The following costs are allowable:

            (1) Rental costs under operating leases, to the extent that the rates are reasonable at the time of the lease decision, after consideration of--

                  (i) Rental costs of comparable property, if any;

                  (ii) Market conditions in the area;

                  (iii) The type, life expectancy, condition, and value of the property leased;

                  (iv) Alternatives available; and

                  (v) Other provisions of the agreement.

            (2) Rental costs under a sale and leaseback arrangement only up to the amount the contractor would be allowed if the contractor retained title.

            (3) Charges in the nature of rent for property between any divisions, subsidiaries, or organizations under common control, to the extent that they do not exceed the normal costs of ownership, such as depreciation, taxes, insurance, facilities capital cost of money, and maintenance (excluding interest or other unallowable costs pursuant to Part 31), provided that no part of such costs shall duplicate any other allowed cost. Rental cost of personal property leased from any division, subsidiary, or affiliate of the contractor under common control, that has an established practice of leasing the same or similar property to unaffiliated lessees shall be allowed in accordance with subparagraph (b)(1) of this subsection.

            (4) Rental costs under leases entered into before March 1, 1970 for the remaining term of the lease (excluding options not exercised before March 1, 1970) to the extent they would have been allowable under Defense Acquisition Regulation (formerly ASPR) 15-205.34 or Federal Procurement Regulations section 1-15.205-34 in effect January 1, 1969.

      (c) The allowability of rental costs under unexpired leases in connection with terminations is treated in 31.205-42(e).

31.205-37 Royalties and other costs for use of patents.

      (a) Royalties on a patent or amortization of the cost of purchasing a patent or patent rights necessary for the proper performance of the contract and applicable to contract products or processes are allowable unless--

            (1) The Government has a license or the right to a free use of the patent;

            (2) The patent has been adjudicated to be invalid, or has been administratively determined to be invalid;

            (3) The patent is considered to be unenforceable; or

            (4) The patent is expired.

      (b) Care should be exercised in determining reasonableness when the royalties may have been arrived at as a result of less-than-arm's-length bargaining; e.g., royalties--

            (1) Paid to persons, including corporations, affiliated with the contractor;

            (2) Paid to unaffiliated parties, including corporations, under an agreement entered into in contemplation that a Government contract would be awarded; or

            (3) Paid under an agreement entered into after the contract award.

      (c) In any case involving a patent formerly owned by the contractor, the royalty amount allowed should not exceed the cost which would have been allowed had the contractor retained title.

      (d) See 31.109 regarding advance agreements.

31.205-38 Selling costs.

      (a) "Selling" is a generic term encompassing all efforts to market the contractor's products or services, some of which are covered specifically in other subsections of 31.205. Selling activity includes the following broad categories:

            (1) Advertising.

            (2) Corporate image enhancement including broadly-targeted sales efforts, other than advertising.

            (3) Bid and proposal costs.

            (4) Market planning.

            (5) Direct selling.

      (b) Advertising costs are defined at 31.205-1(b) and are subject to the allowability provisions of 31.205-1(d) and (f). Corporate image enhancement activities are included within the definitions of public relations at 31.205-1(a) and entertainment at 31.205-14 and are subject to the allowability provisions at 31.205-1(e) and (f) and 31.205-14, respectively. Bid and proposal costs are defined at 31.205-18 and have their allowability controlled by that subsection. Market planning involves market research and analysis and generalized management planning concerned with development of the contractor's business. The allowability of long-range market planning costs is controlled by the provisions of 31.205-12. Other market planning costs are allowable to the extent that they are reasonable and not in excess of the limitations of subparagraph (c)(2) of this subsection. Costs of activities which are correctly classified and disallowed under cost principles referenced in this paragraph (b) are not to be reconsidered for reimbursement under any other provision of this subsection.


                                                                           31-35

31.205-39                                         FEDERAL ACQUISITION REGULATION
--------------------------------------------------------------------------------

      (c)(1) Direct selling efforts are those acts or actions to induce particular customers to purchase particular products or services of the contractor. Direct selling is characterized by person-to-person contact and includes such activities as familiarizing a potential customer with the contractor's products or services, conditions of sale, service capabilities, etc. It also includes negotiation, liaison between customer and contractor personnel, technical and consulting activities, individual demonstrations, and any other activities having as their purpose the application or adaptation of the contractor's products or services for a particular customer's use. The cost of direct selling efforts is allowable if reasonable in amount.

            (2) The costs of broadly targeted and direct selling efforts and market planning other than long-range, that are incurred in connection with a significant effort to promote export sales of products normally sold to the U.S. Government, including the costs of exhibiting and demonstrating such products, are allowable on contracts with the U.S. Government provided the costs are allocable, reasonable, and otherwise allowable under this Subpart 31.2.

      (d) The costs of any selling efforts other than those addressed in paragraphs (b) or (c) of this subsection are unallowable.

      (e) Costs of the type identified in paragraphs (b), (c), and (d) of this subsection are often commingled on the contractor's books in the selling expense account because these activities are performed by the sales departments. However, identification and segregation of unallowable costs is required under the provisions of 31.201-6 and 30.405, and such costs are not allowable merely because they are incurred in connection with allowable selling activities.

      (f) Notwithstanding any other provision of this subsection, sellers' or agents' compensation, fees, commissions, percentages, retainer or brokerage fees, whether or not contingent upon the award of contracts, are allowable only when paid to bona fide employees or established commercial or selling agencies maintained by the contractor for the purpose of securing business.

31.205-39 Service and warranty costs.

      Service and warranty costs include those arising from fulfillment of any contractual obligation of a contractor to provide services such as installation, training, correcting defects in the products, replacing defective parts, and making refunds in the case of inadequate performance. When not inconsistent with the terms of the contract, such service and warranty costs are allowable. However, care should be exercised to avoid duplication of the allowance as an element of both estimated product cost and risk.

31.205-40 Special tooling and special test equipment costs.

      (a) The terms "special tooling" and "special test equipment" are defined in 45.101.

      (b) The cost of special tooling and special test equipment used in performing one or more Government contracts is allowable and shall be allocated to the specific Government contract or contracts for which acquired, except that the cost of--

            (1) Items acquired by the contractor before the effective date of the contract (or replacement of such items), whether or not altered or adapted for use in performing the contract, and

            (2) Items which the contract schedule specifically excludes, shall be allowable only as depreciation or amortization.

      (c) When items are disqualified as special tooling or special test equipment because with relatively minor expense they can be made suitable for general purpose use and have a value as such commensurate with their value as special tooling or special test equipment, the cost of adapting the items for use under the contract and the cost of returning them to their prior configuration are allowable.

31.205-41 Taxes.

      (a) The following types of costs are allowable:

            (1) Federal, State, and local taxes (see Part 29), except as otherwise provided in paragraph (b) of this section that are required to be and are paid or accrued in accordance with generally accepted accounting principles. Fines and penalties are not considered taxes.

            (2) Taxes otherwise allowable under subparagraph (a)(1) of this section, but upon which a claim of illegality or erroneous assessment exists; provided the contractor, before paying such taxes--

                  (i) Promptly requests instructions from the contracting officer concerning such taxes; and

                  (ii) Takes all action directed by the contracting officer arising out of subparagraph (2)(i) of this section or an independent decision of the Government as to the existence of a claim of illegality or erroneous assessment, to--

                        (A) Determine the legality of the assessment or

                        (B) Secure a refund of such taxes.

            (3) Pursuant to subparagraph (a)(2) of this section, the reasonable costs of any action taken by the contractor at the direction or with the concurrence of the contracting officer. Interest or penalties incurred by the contractor for non-payment of any tax at the direction of the contracting officer or by reason of the failure of the contracting officer to ensure timely direction after a prompt request.

            (4) The Environmental Tax found at section 59A of the Internal Revenue Code, also called the "Superfund Tax."

      (b) The following types of costs are not allowable:


31-36

                           FAC 97--02 OCTOBER 10, 1997

PART 31--CONTRACT COST PRINCIPLES AND PROCEDURES                       31.205-42
--------------------------------------------------------------------------------

            (1) Federal income and excess profits taxes.

            (2) Taxes in connection with financing, refinancing, refunding operations, or reorganizations (see 31.205-20 and 31.205-27).

            (3) Taxes from which exemptions are available to the contractor directly, or available to the contractor based on an exemption afforded the Government, except when the contracting officer determines that the administrative burden incident to obtaining the exemption outweighs the corresponding benefits accruing to the Government. When partial exemption from a tax is attributable to Government contract activity, taxes charged to such work in excess of that amount resulting from application of the preferential treatment are unallowable. These provisions intend that tax preference attributable to Government contract activity be realized by the Government. The term "exemption" means freedom from taxation in whole or in part and includes a tax abatement or reduction resulting from mode of assessment, method of calculation, or otherwise.

            (4) Special assessments on land that represent capital improvements.

            (5) Taxes (including excises) on real or personal property, or on the value, use, possession or sale thereof, which is used solely in connection with work other than on Government contracts (see paragraph (c) of this section).

            (6) Any excise tax in subtitle D, chapter 43 of the Internal Revenue Code of 1986, as amended. That chapter includes excise taxes imposed in connection with qualified pension plans, welfare plans, deferred compensation plans, or other similar types of plans.

            (7) Income tax accruals designed to account for the tax effects of differences between taxable income and pretax income as reflected by the books of account and financial statements.

      (c) Taxes on property (see subparagraph (b)(5) of this section) used solely in connection with either non-Government or Government work should be considered directly applicable to the respective category of work unless the amounts involved are insignificant or comparable results would otherwise be obtained; e.g., taxes on contractor-owned work-in-process which is used solely in connection with non-Government work should be allocated to such work; taxes on contractor-owned work-in-process inventory (and Government-owned work-in-process inventory when taxed) used solely in connection with Government work should be charged to such work. The cost of taxes incurred on property used in both Government and non-Government work shall be apportioned to all such work based upon the use of such property on the respective final cost objectives.

      (d) Any taxes, interest, or penalties that were allowed as contract costs and are refunded to the contractor shall be credited or paid to the Government in the manner it directs. If a contractor or subcontractor obtains a foreign tax credit that reduces its U.S. Federal income tax because of the payment of any tax or duty allowed as contract costs, and if those costs were reimbursed by a foreign government, the amount of the reduction shall be paid to the Treasurer of the United States at the time the Federal income tax return is filed. However, any interest actually paid or credited to a contractor incident to a refund of tax, interest, or penalty shall be paid or credited to the Government only to the extent that such interest accrued over the period during which the contractor had been reimbursed by the Government for the taxes, interest, or penalties.

31.205-42 Termination costs.

      Contract terminations generally give rise to the incurrence of costs or the need for special treatment of costs that would not have arisen had the contract not been terminated. The following cost principles peculiar to termination situations are to be used in conjunction with the other cost principles in Subpart 31.2:

      (a) Common items. The costs of items reasonably usable on the contractor's other work shall not be allowable unless the contractor submits evidence that the items could not be retained at cost without sustaining a loss. The contracting officer should consider the contractor's plans and orders for current and planned production when determining if items can reasonably be used on other work of the contractor. Contemporaneous purchases of common items by the contractor shall be regarded as evidence that such items are reasonably usable on the contractor's other work. Any acceptance of common items as allocable to the terminated portion of the contract should be limited to the extent that the quantities of such items on hand, in transit, and on order are in excess of the reasonable quantitative requirements of other work.

      (b) Costs continuing after termination. Despite all reasonable efforts by the contractor, costs which cannot be discontinued immediately after the effective date of termination are generally allowable. However, any costs continuing after the effective date of the termination due to the negligent or willful failure of the contractor to discontinue the costs shall be unallowable.

      (c) Initial costs. Initial costs, including starting load and preparatory costs, are allowable as follows:

            (1) Starting load costs not fully absorbed because of termination are nonrecurring labor, material, and related overhead costs incurred in the early part of production and result from factors such as--

                  (i) Excessive spoilage due to inexperienced labor;

                  (ii) Idle time and subnormal production due to testing and changing production methods;

                  (iii) Training; and


                                                                           31-37

31.205-43                                         FEDERAL ACQUISITION REGULATION
--------------------------------------------------------------------------------

                  (iv) Lack of familiarity or experience with the product, materials, or manufacturing processes.

            (2) Preparatory costs incurred in preparing to perform the terminated contract include such costs as those incurred for initial plant rearrangement and alterations, management and personnel organization, and production planning. They do not include special machinery and equipment and starting load costs.

            (3) When initial costs are included in the settlement proposal as a direct charge, such costs shall not also be included in overhead. Initial costs attributable to only one contract shall not be allocated to other contracts.

            (4) If initial costs are claimed and have not been segregated on the contractor's books, they shall be segregated for settlement purposes from cost reports and schedules reflecting that high unit cost incurred during the early stages of the contract.

            (5) If the settlement proposal is on the inventory basis, initial costs should normally be allocated on the basis of total end items called for by the contract immediately before termination; however, if the contract includes end items of a diverse nature, some other equitable basis may be used, such as machine or labor hours.

      (d) Loss of useful value. Loss of useful value of special tooling, and special machinery and equipment is generally allowable, provided--

            (1) The special tooling, or special machinery and equipment is not reasonably capable of use in the other work of the contractor;

            (2) The Government's interest is protected by transfer of title or by other means deemed appropriate by the contracting officer; and

            (3) The loss of useful value for any one terminated contract is limited to that portion of the acquisition cost which bears the same ratio to the total acquisition cost as the terminated portion of the contract bears to the entire terminated contract and other Government contracts for which the special tooling, or special machinery and equipment was acquired.

      (e) Rental under unexpired leases. Rental costs under unexpired leases, less the residual value of such leases, are generally allowable when shown to have been reasonably necessary for the performance of the terminated contract, if--

            (1) The amount of rental claimed does not exceed the reasonable use value of the property leased for the period of the contract and such further period as may be reasonable; and

            (2) The contractor makes all reasonable efforts to terminate, assign, settle, or otherwise reduce the cost of such lease.

      (f) Alterations of leased property. The cost of alterations and reasonable restorations required by the lease may be allowed when the alterations were necessary for performing the contract.

      (g) Settlement expenses. (1) Settlement expenses, including the following, are generally allowable:

                  (i) Accounting, legal, clerical, and similar costs reasonably necessary for--

                        (A) The preparation and presentation, including supporting data, of settlement claims to the contracting officer; and

                        (B) The termination and settlement of subcontracts.

                  (ii) Reasonable costs for the storage, transportation, protection, and disposition of property acquired or produced for the contract.

                  (iii) Indirect costs related to salary and wages incurred as settlement expenses in (i) and (ii); normally, such indirect costs shall be limited to payroll taxes, fringe benefits, occupancy costs, and immediate supervision costs.

            (2) If settlement expenses are significant, a cost account or work order shall be established to separately identify and accumulate them.

      (h) Subcontractor claims. Subcontractor claims, including the allocable portion of the claims common to the contract and to other work of the contractor, are generally allowable. An appropriate share of the contractor's indirect expense may be allocated to the amount of settlements with subcontractors; provided, that the amount allocated is reasonably proportionate to the relative benefits received and is otherwise consistent with 31.201-4 and 31.203(c). The indirect expense so allocated shall exclude the same and similar costs claimed directly or indirectly as settlement expenses.

31.205-43 Trade, business, technical and professional activity costs.

      The following types of costs are allowable:

      (a) Memberships in trade, business, technical, and professional organizations.

      (b) Subscriptions to trade, business, professional, or other technical periodicals.

      (c) When the principal purpose of a meeting, convention, conference, symposium, or seminar is the dissemination of trade, business, technical or professional information or the stimulation of production or improved productivity--

            (1) Costs of organizing, setting up, and sponsoring the meetings, conventions, symposia, etc., including rental of meeting facilities, transportation, subsistence, and incidental costs;

            (2) Costs of attendance by contractor employees, including travel costs (see 31.205-46); and

            (3) Costs of attendance by individuals who are not employees of the contractor, provided--

                  (i) Such costs are not also reimbursed to the individual by the employing company or organization, and


31-38 (FAC 97-02)

PART 31--CONTRACT COST PRINCIPLES AND PROCEDURES                       31.205-45
--------------------------------------------------------------------------------

                  (ii) The individuals attendance is essential to achieve the purpose of the conference, meeting, convention, symposium, etc.

31.205-44 Training and education costs.

      (a) Allowable costs. Training and education costs are allowable to the extent indicated below.

      (b) Vocational training. Costs of preparing and maintaining a noncollege level program of instruction, including but not limited to on-the-job, classroom, and apprenticeship training, designed to increase the vocational effectiveness of employees, are allowable. These costs include--

            (1) Salaries or wages of trainees (excluding overtime compensation),

            (2) Salaries of the director of training and staff when the training program is conducted by the contractor,

            (3) Tuition and fees when the training is in an institution not operated by the contractor, and/or

            (4) Training materials and textbooks.

      (c) Part-time college level education. Allowable costs of part-time college education at an undergraduate or postgraduate level, including that provided at the contractor's own facilities, are limited to--

            (1) Fees and tuition charged by the educational institution, or, instead of tuition, instructors' salaries and the related share of indirect cost of the educational institution, to the extent that the sum thereof is not in excess of the tuition that would have been paid to the participating educational institution;

            (2) Salaries and related costs of instructors who are employees of the contractor;

            (3) Training materials and textbooks; and

            (4) Straight-time compensation of each employee for time spent attending classes during working hours not in excess of 156 hours per year where circumstances do not permit the operation of classes or attendance at classes after regular working hours. In unusual cases, the period may be extended (see paragraph (h) of this subsection).

      (d) Full-time education. Costs of tuition, fees, training materials and textbooks (but not subsistence, salary, or any other emoluments) in connection with full-time education, including that provided at the contractor's own facilities, at a postgraduate but not undergraduate college level, are allowable only when the course or degree pursued is related to the field in which the employee is working or may reasonably be expected to work and are limited to a total period not to exceed 2 school years or the length of the degree program, whichever is less, for each employee so trained.

      (e) Specialized programs. Costs of attendance of up to 16 weeks per employee per year at specialized programs specifically designed to enhance the effectiveness of managers or to prepare employees for such positions are allowable. Such costs include enrollment fees and related charges and employees' salaries, subsistence, training materials, textbooks, and travel. Costs allowable under this paragraph do not include costs for courses that are part of a degree-oriented curriculum, which are only allowable pursuant to paragraphs
(c) and (d) of this subsection.

      (f) Other expenses. Maintenance expense and normal depreciation or fair rental on facilities owned or leased by the contractor for training purposes are allowable in accordance with 31.205-11, 31.205-17, 31.205-24, and 31.205-36.

      (g) Grants. Grants to educational or training institutions, including the donation of facilities or other properties, scholarships, and fellowships are considered contributions and are unallowable.

      (h) Advance agreements. (1) Training and education costs in excess of those otherwise allowable under paragraphs (c) and (d) of this subsection, including subsistence, salaries or any other emoluments, may be allowed to the extent set forth in an advance agreement negotiated under 31.109. To be considered for an advance agreement, the contractor must demonstrate that the costs are consistently incurred under an established managerial, engineering, or scientific training and education program, and that the course or degree pursued is related to the field in which the employees are now working or may reasonably be expected to work. Before entering into the advance agreement, the contracting officer shall give consideration to such factors as--

                  (i) The length of employees' service with the contractor;

                  (ii) Employees' past performance and potential;

                  (iii) Whether employees are in formal development programs;
and

                  (iv) The total number of participating employees.

            (2) Any advance agreement must include a provision requiring the contractor to refund to the Government training and education costs for employees who resign within 12 months of completion of such training or education for reasons within an employee's control.

      (i) Training or education costs for other than bona fide employees. Costs of tuition, fees, textbooks, and similar or related benefits provided for other than bona fide employees are unallowable, except that the costs incurred for educating employee dependents (primary and secondary level studies) when the employee is working in a foreign country where public education is not available and where suitable private education is inordinately expensive may be included in overseas differential.

      (j) Employee dependent education plans. Costs of college plans for employee dependents are unallowable.

31.205-45 Transportation costs.

      Allowable transportation costs include freight, express, cartage, and postage charges relating to goods purchased, in


                                                               (FAC 97-03) 31-39

                           FAC 97-03 DECEMBER 9, 1997

31.205-46                                         FEDERAL ACQUISITION REGULATION
--------------------------------------------------------------------------------

process, or delivered. When these costs can be identified with the items involved, they may be directly costed as transportation costs or added to the cost of such items. When identification with the materials received cannot be made, inbound transportation costs may be charged to the appropriate indirect cost accounts if the contractor follows a consistent and equitable procedure. Outbound freight, if reimbursable under the terms of the contract, shall be treated as a direct cost.

31.205-46 Travel costs.

      (a) Costs for transportation, lodging, meals, and incidental expenses. (1) Costs incurred by contractor personnel on official company business are allowable, subject to the limitations contained in this subsection. Costs for transportation may be based on mileage rates, actual costs incurred, or on a combination thereof, provided the method used results in a reasonable charge. Costs for lodging, meals, and incidental expenses may be based on per diem, actual expenses, or a combination thereof, provided the method used results in a reasonable charge.

            (2) Except as provided in subparagraph (a)(3) of this subsection, costs incurred for lodging, meals, and incidental expenses (as defined in the regulations cited in (a)(2)(i) through (iii) of this subparagraph) shall be considered to be reasonable and allowable only to the extent that they do not exceed on a daily basis the maximum per diem rates in effect at the time of travel as set forth in the--

                  (i) Federal Travel Regulations, prescribed by the General Services Administration, for travel in the conterminous 48 United States, available on a subscription basis from the:

      Superintendent of Documents
      U.S. Government Printing Office
      Washington DC 20402

      Stock No. 922-002-00000-2

                  (ii) Joint Travel Regulation, Volume 2, DoD Civilian Personnel, Appendix A, prescribed by the Department of Defense, for travel in Alaska, Hawaii, The Commonwealth of Puerto Rico, and territories and possessions of the United States, available on a subscription basis from the--

      Superintendent of Documents
      U.S. Government Printing Office
      Washington DC 20402

      Stock No. 908-010-00000-1; or

                  (iii) Standardized Regulations (Government Civilians, Foreign Areas), Section 925, "Maximum Travel Per Diem Allowances for Foreign Areas," prescribed by the Department of State, for travel in areas not covered in
(a)(2)(i) and (ii) of this subparagraph, available on a subscription basis from the--

      Superintendent of Documents
      U.S. Government Printing Office
      Washington, DC 20402

      Stock No. 744-008-00000-0

            (3) In special or unusual situations, actual costs in excess of the above-referenced maximum per diem rates are allowable provided that such amounts do not exceed the higher amounts authorized for Federal civilian employees as permitted in the regulations referenced in (a)(2)(i), (ii), or (iii) of this subsection. For such higher amounts to be allowable, all of the following conditions must be met:

                  (i) One of the conditions warranting approval of the actual expense method, as set forth in the regulations referenced in paragraphs
(a)(2)(i), (ii), or (iii) of this subsection, must exist.

                  (ii) A written justification for use of the higher amounts must be approved by an officer of the contractor's organization or designee to ensure that the authority is properly administered and controlled to prevent abuse.

                  (iii) If it becomes necessary to exercise the authority to use the higher actual expense method repetitively or on a continuing basis in a particular area, the contractor must obtain advance approval from the contracting officer.

                  (iv) Documentation to support actual costs incurred shall be in accordance with the contractor's established practices, subject to paragraph
(a)(7) of this subsection, and provided that a receipt is required for each expenditure of $75.00 or more. The approved justification required by paragraph
(a)(3)(ii) and, if applicable, paragraph (a)(3)(iii) of this subsection must be retained.

            (4) Subparagraphs (a)(2) and (a)(3) of this subsection do not incorporate the regulations cited in subdivisions (a)(2)(i), (ii), and (iii) of this subsection in their entirety. Only the maximum per diem rates, the definitions of lodging, meals, and incidental expenses, and the regulatory coverage dealing with special or unusual situations are incorporated herein.

            (5) An advance agreement (see 31.109) with respect to compliance with subparagraphs (a)(2) and (a)(3) of this subsection may be useful and desirable.

            (6) The maximum per diem rates referenced in subparagraph (a)(2) of this subsection generally would not constitute a reasonable daily charge--

                  (i) When no lodging costs are incurred; and/or

                  (ii) On partial travel days (e.g., day of departure and return).

Appropriate downward adjustments from the maximum per diem rates would normally be required under these circumstances. While these adjustments need not be calculated in


31-40

PART 31--CONTRACT COST PRINCIPLES AND PROCEDURES                       31.205-47
--------------------------------------------------------------------------------

accordance with the Federal Travel Regulation or Joint Travel Regulations, they must result in a reasonable charge.

            (7) Costs shall be allowable only if the following information is documented--

                  (i) Date and place (city, town, or other similar designation) of the expenses;

                  (ii) Purpose of the trip; and

                  (iii) Name of person on trip and that person's title or relationship to the contractor.

      (b) Travel costs incurred in the normal course of overall administration of the business are allowable and shall be treated as indirect costs.

      (c) Travel costs directly attributable to specific contract performance are allowable and may be charged to the contract under 31.202.

      (d) Airfare costs in excess of the lowest customary standard, coach, or equivalent airfare offered during normal business hours are unallowable except when such accommodations require circuitous routing, require travel during unreasonable hours, excessively prolong travel, result in increased cost that would offset transportation savings, are not reasonably adequate for the physical or medical needs of the traveler, or are not reasonably available to meet mission requirements. However, in order for airfare costs in excess of the above standard airfare to be allowable, the applicable condition(s) set forth above must be documented and justified.

      (e)(1) "Cost of travel by contractor-owned, -leased, or -chartered aircraft," as used in this paragraph, includes the cost of lease, charter, operation (including personnel), maintenance, depreciation, insurance, and other related costs.

            (2) The costs of travel by contractor-owned, -leased, or -chartered aircraft are limited to the standard airfare described in paragraph (d) of this subsection for the flight destination unless travel by such aircraft is specifically required by contract specification, term, or condition, or a higher amount is approved by the contracting officer. A higher amount may be agreed to when one or more of the circumstances for justifying higher than standard airfare listed in paragraph (d) of this subsection are applicable, or when an advance agreement under subparagraph (e)(3) of this subsection has been executed. In all cases, travel by contractor-owned, -leased, or -chartered aircraft must be fully documented and justified. For each contractor-owned, -leased, or -chartered aircraft used for any business purpose which is charged or allocated, directly or indirectly, to a Government contract, the contractor must maintain and make available manifest/logs for all flights on such company aircraft. As a minimum, the manifest/log shall indicate--

                  (i) Date, time, and points of departure;

                  (ii) Destination, date, and time of arrival;

                  (iii) Name of each passenger and relationship to the contractor;

                  (iv) Authorization for trip; and

                  (v) Purpose of trip.

            (3) Where an advance agreement is proposed (see 31.109), consideration may be given to the following:

                  (i) Whether scheduled commercial airlines or other suitable, less costly, travel facilities are available at reasonable times, with reasonable frequency, and serve the required destinations conveniently.

                  (ii) Whether increased flexibility in scheduling results in time savings and more effective use of personnel that would outweigh additional travel costs.

      (f) Costs of contractor-owned or -leased automobiles, as used in this paragraph, include the costs of lease, operation (including personnel), maintenance, depreciation, insurance, etc. These costs are allowable, if reasonable, to the extent that the automobiles are used for company business. That portion of the cost of company-furnished automobiles that relates to personal use by employees (including transportation to and from work) is compensation for personal services and is unallowable as stated in 31.205-6(m)(2).

31.205-47 Costs related to legal and other proceedings.

      (a) Definitions.

      "Conviction," as used in this subsection, is defined in 9.403.

      "Costs" include, but are not limited to, administrative and clerical expenses; the costs of legal services, whether performed by in-house or private counsel; the costs of the services of accountants, consultants, or others retained by the contractor to assist it; costs of employees, officers, and directors; and any similar costs incurred before, during, and after commencement of a judicial or administrative proceeding which bears a direct relationship to the proceeding.

      "Fraud," as used in this subsection, means--

            (1) Acts of fraud or corruption or attempts to defraud the Government or to corrupt its agents,

            (2) Acts which constitute a cause for debarment or suspension under 9.406-2(a) and 9.407-2(a) and

            (3) Acts which violate the False Claims Act, 31 U.S.C., sections 3729-3731, or the Anti-Kickback Act, 41 U.S.C., sections 51 and 54.

      "Penalty," does not include restitution, reimbursement, or compensatory damages.

      "Proceeding," includes an investigation.

      (b) Costs incurred in connection with any proceeding brought by a Federal, State, local or foreign government for violation of, or a failure to comply with, law or regulation by the contractor (including its agents or employees) are unallowable if the result is--

            (1) In a criminal proceeding, a conviction;


                                                                           31-41

31.205-47                                         FEDERAL ACQUISITION REGULATION
--------------------------------------------------------------------------------

            (2) In a civil or administrative proceeding, either a finding of contractor liability where the proceeding involves an allegation of fraud or similar misconduct or imposition of a monetary penalty where the proceeding does not involve an allegation of fraud or similar misconduct;

            (3) A final decision by an appropriate official of an executive agency to--

                  (i) Debar or suspend the contractor;

                  (ii) Rescind or void a contract; or

                  (iii) Terminate a contract for default by reason of a violation or failure to comply with a law or regulation.

            (4) Disposition of the matter by consent or compromise if the proceeding could have led to any of the outcomes listed in subparagraphs (b)(1) through (3) of this subsection (but see paragraphs (c) and (d) of this subsection); or

            (5) Not covered by subparagraphs (b)(1) through (4) of this subsection, but where the underlying alleged contractor misconduct was the same as that which led to a different proceeding whose costs are unallowable by reason of subparagraphs (b)(1) through (4) of this subsection.

      (c) To the extent they are not otherwise unallowable, costs incurred in connection with any proceeding under paragraph (b) of this subsection commenced by the United States that is resolved by consent or compromise pursuant to an agreement entered into between the contractor and the United States, and which are unallowable solely because of paragraph (b) of this subsection, may be allowed to the extent specifically provided in such agreement.

      (d) To the extent that they are not otherwise unallowable, costs incurred in connection with any proceeding under paragraph (b) of this subsection commenced by a State, local, or foreign government may be allowable when the contracting officer (or other official specified in agency procedures) determines, that the costs were incurred either:

            (1) As a direct result of a specific term or condition of a Federal contract; or

            (2) As a result of compliance with specific written direction of the cognizant contracting officer.

      (e) Costs incurred in connection with proceedings described in paragraph
(b) of this subsection, but which are not made unallowable by that paragraph, may be allowable to the extent that:

            (1) The costs are reasonable in relation to the activities required to deal with the proceeding and the underlying cause of action;

            (2) The costs are not otherwise recovered from the Federal Government or a third party, either directly as a result of the proceeding or otherwise; and

            (3) The percentage of costs allowed does not exceed the percentage determined to be appropriate considering the complexity of procurement litigation, generally accepted principles governing the award of legal fees in civil actions involving the United States as a party, and such other factors as may be appropriate. Such percentage shall not exceed 80 percent. However, if an agreement reached under paragraph (c) of this subsection has explicitly considered this 80 percent rule, then the full amount of costs resulting from that agreement shall be allowable.

      (f) Costs not covered elsewhere in this subsection are unallowable if incurred in connection with:

            (1) Defense against Federal Government claims or appeals or the prosecution of claims or appeals against the Federal Government (see 33.201).

            (2) Organization, reorganization, (including mergers and acquisitions) or resisting mergers and acquisitions (see also 31.205-27).

            (3) Defense of antitrust suits.

            (4) Defense of suits brought by employees or ex-employees of the contractor under section 2 of the Major Fraud Act of 1988 where the contractor was found liable or settled.

            (5) Costs of legal, accounting, and consultant services and directly associated costs incurred in connection with the defense or prosecution of lawsuits or appeals between contractors arising from either--

                  (1) An agreement or contract concerning a teaming arrangement, a joint venture, or similar arrangement of shared interest; or

                  (2) Dual sourcing, coproduction, or similar programs, are unallowable, except when

                        (i) Incurred as a result of compliance with specific terms and conditions of the contract or written instructions from the contracting officer, or

                        (ii) When agreed to in writing by the contracting officer.

            (6) Patent infringement litigation, unless otherwise provided for in the contract.

            (7) Representation of, or assistance to, individuals, groups, or legal entities which the contractor is not legally bound to provide, arising from an action where the participant was convicted of violation of a law or regulation or was found liable in a civil or administrative proceeding.

            (8) Protests of Federal Government solicitations or contract awards, or the defense against protests of such solicitations or contract awards, unless the costs of defending against a protest are incurred pursuant to a written request from the cognizant contracting officer.

      (g) Costs which may be unallowable under 31.205-47, including directly associated costs, shall be segregated and accounted for by the contractor separately. During the pendency of any proceeding covered by paragraph (b) and subparagraphs (f)(4) and (f)(7) of this subsection, the contracting officer shall generally withhold payment of such costs. However, if in the best interests of the Government,


31-42

                            FAC 97-04 APRIL 24, 1998

PART 31--CONTRACT COST PRINCIPLES AND PROCEDURES                          31.602
--------------------------------------------------------------------------------

the contracting officer may provide for conditional payment upon provision of adequate security, or other adequate assurance, and agreement by the contractor to repay all unallowable costs, plus interest, if the costs are subsequently determined to be unallowable.

31.205-48 Deferred research and development costs.

      "Research and development," as used in this subsection, means the type of technical effort which is described in 31.205-18 but which is sponsored by, or required in performance of, a contract or grant. Research and development costs (including amounts capitalized) that were incurred before the award of a particular contract are unallowable except when allowable as precontract costs. In addition, when costs are incurred in excess of either the price of a contract or amount of a grant for research and development effort, such excess may not be allocated as a cost to any other Government contract.

31.205-49 Goodwill.

      Goodwill, an unidentifiable intangible asset, originates under the purchase method of accounting for a business combination when the price paid by the acquiring company exceeds the sum of the identifiable individual assets acquired less liabilities assumed, based upon their fair values. The excess is commonly referred to as goodwill. Goodwill may arise from the acquisition of a company as a whole or a portion thereof. Any costs for amortization, expensing, write-off, or write-down of goodwill (however represented) are unallowable.

31.205-50 [Reserved]

31.205-51 Costs of alcoholic beverages.

      Costs of alcoholic beverages are unallowable.

31.205-52 Asset valuations resulting from business combinations.

      (a) For tangible capital assets, when the purchase method of accounting for a business combination is used, whether or not the contract or subcontract is subject to CAS, the allowable depreciation and cost of money shall be based on the capitalized asset values measured and assigned in accordance with 48 CFR 9904.404-50(d), if allocable, reasonable, and not otherwise unallowable.

      (b) For intangible capital assets, when the purchase method of accounting for a business combination is used, allowable amortization and cost of money shall be limited to the total of the amounts that would have been allowed had the combination not taken place.

              Subpart 31.3--Contracts with Educational Institutions

31.301 Purpose.

      This subpart provides the principles for determining the cost of research and development, training, and other work performed by educational institutions under contracts with the Government.

31.302 General.

      Office of Management and Budget (OMB) Circular No. A-21, Cost Principles for Educational Institutions, revised, provides principles for determining the costs applicable to research and development, training, and other work performed by educational institutions under contracts with the Government.

31.303 Requirements.

      (a) Contracts that refer to this Subpart 31.3 for determining allowable costs under contracts with educational institutions shall be deemed to refer to, and shall have the allowability of costs determined by the contracting officer in accordance with, the revision of OMB Circular A-21 in effect on the date of the contract.

      (b) Agencies are not expected to place additional restrictions on individual items of cost.

                       Subparts 31.4 and 31.5--[Reserved]

                   Subpart 31.6--Contracts with State, Local,
                     and Federally Recognized Indian Tribal
                     Governments

31.601 Purpose.

      This subpart provides the principles for determining allowable cost of contracts and subcontracts with State, local, and federally recognized Indian tribal governments.

31.602 General.

      Office of Management and Budget (OMB) Circular No. A-87, Cost Principles for State and Local Governments, Revised, sets forth the principles for determining the allowable costs of contracts and subcontracts with State, local, and federally recognized Indian tribal governments. These principles are for cost determination and are not intended to identify the circumstances or dictate the extent of Federal and State or local participation in financing a particular contract.


                                                                           31-43

31.603                                            FEDERAL ACQUISITION REGULATION
--------------------------------------------------------------------------------

31.603 Requirements.

      (a) Contracts that refer to this Subpart 31.6 for determining allowable costs under contracts with State, local and Indian tribal governments shall be deemed to refer to, and shall have the allowability of costs determined by the contracting officer in accordance with, the revision of OMB Circular A-87 which is in effect on the date of the contract.

      (b) Agencies are not expected to place additional restrictions on individual items of cost. However, under 10 U.S.C. 2324(e) and 41 U.S.C. 256(e), the following costs are unallowable:

            (1) Costs of entertainment, including amusement, diversion, and social activities, and any costs directly associated with such costs (such as tickets to shows or sports events, meals, lodging, rentals, transportation, and gratuities).

            (2) Costs incurred to influence (directly or indirectly) legislative action on any matter pending before Congress, a State legislature, or a legislative body of a political subdivision of a State.

            (3) Costs incurred in defense of any civil or criminal fraud proceeding or similar proceeding (including filing of any false certification) brought by the United States where the contractor is found liable or has pleaded nolo contendere to a charge of fraud or similar proceeding (including filing of a false certification).

            (4) Payments of fines and penalties resulting from violations of, or failure to comply with, Federal, state, local, or foreign laws and regulations, except when incurred as a result of compliance with specific terms and conditions of the contract or specific written instructions from the contracting officer authorizing in advance such payments in accordance with applicable regulations in the FAR or an executive agency supplement to the FAR.

            (5) Costs of any membership in any social, dining, or country club or organization.

            (6) Costs of alcoholic beverages.

            (7) Contributions or donations, regardless of the recipient.

            (8) Costs of advertising designed to promote the contractor or its products.

            (9) Costs of promotional items and memorabilia, including models, gifts, and souvenirs.

            (10) Costs for travel by commercial aircraft which exceed the amount of the standard commercial fare.

            (11) Costs incurred in making any payment (commonly known as a "golden parachute payment") which is--

                  (i) In an amount in excess of the normal severance pay paid by the contractor to an employee upon termination of employment; and

                  (ii) Is paid to the employee contingent upon, and following, a change in management control over, or ownership of, the contractor or a substantial portion of the contractor's assets.

            (12) Costs of commercial insurance that protects against the costs of the contractor for correction of the contractor's own defects in materials or workmanship.

            (13) Costs of severance pay paid by the contractor to foreign nationals employed by the contractor under a service contract performed outside the United States, to the extent that the amount of the severance pay paid in any case exceeds the amount paid in the industry involved under the customary or prevailing practice for firms in that industry providing similar services in the United States, as determined by regulations in the FAR or in an executive agency supplement to the FAR.

            (14) Costs of severance pay paid by the contractor to a foreign national employed by the contractor under a service contract performed in a foreign country if the termination of the employment of the foreign national is the result of the closing of, or curtailment of activities at, a United States facility in that country at the request of the government of that country.

            (15) Costs incurred by a contractor in connection with any criminal, civil, or administrative proceedings commenced by the United States or a State, to the extent provided in 10 U.S.C. 2324(k) or 41 U.S.C. 256(k).

              Subpart 31.7--Contracts with Nonprofit Organizations

31.701 Purpose.

      This subpart provides the principles for determining the cost applicable to work performed by nonprofit organizations under contracts with the Government. A nonprofit organization, for purpose of identification, is defined as a business entity organized and operated exclusively for charitable, scientific, or educational purposes, of which no part of the net earnings inure to the benefit of any private shareholder or individual, of which no substantial part of the activities is carrying on propaganda or otherwise attempting to influence legislation or participating in any political campaign on behalf of any candidate for public office, and


31-44 (FAC 97-04)

PART 31--CONTRACT COST PRINCIPLES AND PROCEDURES                          31.703
--------------------------------------------------------------------------------

which are exempt from Federal income taxation under section 501 of the Internal Revenue Code.

31.702 General.

      Office of Management and Budget (OMB) Circular No. A-122, Cost Principles for Nonprofit Organizations, sets forth principles for determining the costs applicable to work performed by nonprofit organizations under contracts (also applies to grants and other agreements) with the Government.

31.703 Requirements.

      (a) Contracts which refer to this Subpart 31.7 for determining allowable costs shall be deemed to refer to, and shall have the allowability of costs determined by the contracting officer in accordance with, the revision of OMB Circular A-122 in effect on the date of the contract.

      (b) Agencies are not expected to place additional restrictions on individual items of cost. However, under 10 U.S.C. 2324(e) and 41 U.S.C. 256(e), the costs cited in 31.603(b) are unallowable.


                                   * * * * * *


                                                               (FAC 97-04) 31-45

[GRAPHIC]

                                              U.S. DEPARTMENT OF COMMERCE [LOGO]
                                              Office of Inspector General
                                              ---------------------------

                                                           National Institute of
                                                        Standards and Technology

                                               Program-Specific Audit Guidelines
                                           for Advanced Technology Program (ATP)
                                      Cooperative Agreements with Joint Ventures

                                                                   November 1996

                                       Office of Audits, Atlanta Regional Office

                                 TABLE OF CONTENTS

Chapter 1 - General Guidance

     Audit Requirements .....................................................  1
     Objectives .............................................................  2
     Frequency ..............................................................  2
     Engagement Letter ......................................................  2
     Protection of Confidential Information .................................  2
     Criteria ...............................................................  2

Chapter 2 - Reporting Requirements

     Report Package .........................................................  4
     Submission of Reports ..................................................  5

Chapter 3 - The Schedule of Fund Sources and Project Costs ..................  6

Chapter 4 - Auditor's Opinion on the Schedule of Fund Sources and
            Project Costs

     Overview ...............................................................  7
     Cost Principles ........................................................  7
     Cost Limitations .......................................................  7
     Indirect Costs .........................................................  8
     Suggested Audit Procedures .............................................  8

Chapter 5 - The Attestation Engagement

     Overview ............................................................... 11
     Management Assertions, Compliance Requirements and Suggested
     Examination Procedures
          1. Matching or Cost-Sharing ....................................... 11
          2. Property Management ............................................ 12
          3. Procurement .................................................... 13
          4. Federal Reporting .............................................. 13
          5. Subcontractors ................................................. 14

Appendices

     Appendix A ............................................................. 15
     Appendix B ............................................................. 16
     Appendix C ............................................................. 17

Chapter 1. General Guidance

Audit Requirements: The Advanced Technology Program (ATP) is a cost-sharing program designed to assist United States industry and businesses pursue high risk, enabling technologies with significant commercial and economic potential. The statutory authority for ATP, incorporated into Section 28, Subpart C of the National Institute of Standards and Technology (NIST) Act of 1988, and as amended in 1991, requires that NIST establish procedures regarding financial reporting and auditing to ensure that cooperative agreements are used for their specified purposes. Federal legislation requires that all audits of financial assistance be performed in accordance with Government Auditing Standards issued by the Comptroller General of the United States. These audit requirements can be met by conducting an audit of the ATP financial statement, "Schedule of Fund Sources and Project Costs" and an examination-level attestation engagement of management's assertions regarding compliance with laws and regulations.

The ATP financial statement will be audited using generally accepted auditing standards which have been incorporated into the Government Auditing Standards. The examination-level compliance attestation engagement will be conducted in accordance with Government Auditing Standards and the standards contained in the Statement on Standards for Attestation Engagement (SSAE) No. 3, Compliance Attestation, issued by the American Institute of Certified Public Accountants (AICPA). An engagement conducted in accordance with SSAE No. 3, Compliance Attestation, is a type of financial-related audit under Government Auditing Standards.

With two exceptions, these guidelines are to be used by independent auditors to perform the required program-specific audit. The first exception is for ATP recipients covered under the Single Audit Act of 1984 and Office of Management and Budget (OMB) Circular A-128, "Audits of State and Local Governments." The second exception is for ATP recipients covered under the audit requirements of OMB Circular A-133, "Audits of Institutions of Higher Education and Other Nonprofit Institutions." For recipients covered by OMB Circular A-128 or OMB Circular A-133 audit requirements, these guidelines identify the allowability of specific cost elements and other programmatic compliance requirements that should be tested.

These guidelines are not intended to be a complete manual of procedures, nor are they intended to supplant the auditor's judgment of the work required to meet the program-specific audit objectives. These guidelines may not cover all circumstances encountered while performing the program-specific audit, similarly not all procedures will apply to every situation. Auditors must use their professional judgment in determining the work necessary to render the required opinions.

Different guidelines will be used by joint venture participants from those used by single companies because of differing requirements for each of these types of award recipients. The term joint venture refers to at least two separately owned for-profit companies, both of which are substantially involved in the R&D and contributing toward the cost-sharing or matching requirement per the terms of the cooperative agreement. The joint venture need not be a legally constituted entity. Each joint venture participant is considered to be a direct recipient of the ATP award. As a result, each joint venture participant is required to have an examination conducted in accordance with these guidelines.

All federal programs are assigned a number in the Catalog of Federal Domestic Assistance (CFDA). The CFDA number for the Advanced Technology Program is 11.612.

Objectives: The opinions on the program financial statement and management's assertions regarding compliance will be used as a tool by program managers and grant officials in meeting their responsibilities for ensuring that federal funds were spent for their intended purposes and in accordance with laws and regulations.

Frequency: ATP recipients shall have a program-specific audit performed in accordance with the following schedule:

o For awards less than 24 months, a program-specific audit is required only at the end of the project.

o For 2-, 3-, and 4-year awards, a program-specific audit is required after the first year and at the end of the project.

o For 5-year awards, a program-specific audit is required after the first year, again after the third year, and at the end of the project.

The program-specific audit is to cover the period elapsed since the last audit of the joint venture participant or since the project began if the audit is the initial audit. In the case of a no-cost extension to the first year of an award, the audit should include project funds and project costs for the first year and extension period. In the case of a no-cost extension to the third year of a 5-year award, the audit should include project funds and project costs since the last audit and the extension period.

Engagement Letter: A letter of engagement between the joint venture participant and the auditor conducting the program-specific audit shall specifically include a provision that the auditor is required to provide the Secretary of Commerce, the Office of Inspector General, and the U.S. General Accounting Office or their representatives access to working papers or related documents. Access to working papers includes making necessary photocopies.

Protection of Confidential Information: Certain information obtained in this engagement is exempt from disclosure under the Freedom of Information Act
(FOIA). Exempt from FOIA disclosure is information on the business operation of any member of the business or joint venture; and trade secrets possessed by any business or any member of the joint venture.

Criteria: The auditor should review the cooperative agreement which stipulates all required awards terms and conditions including the applicable administrative requirements and cost principles. In addition, the following documents should be available:

Department of Commerce Requirements

      Department of Commerce (DOC) Financial Assistance Standard Terms and Conditions.

      Financial Assistance Award (Form CD-450) and any amendment to the Financial Assistance Award (Form CD-451) which incorporates the approved budget, as described on Form NIST-1263.

      General Terms and Conditions - Advanced Technology Program.

      Special Award Conditions - Advanced Technology Program

      Advanced Technology Program Proposal Preparation Kit which includes:

      o Advanced Technology Program (ATP) Public Law 100-418 as amended by Public Law 102-245

      o     Advanced Technology Program (ATP) Rule - Title 15, CFR Part 295

Administrative Requirements (As Applicable)

      Office of Management and Budget (OMB), Circular A-110, "Uniform Administrative Requirements for Grants and Agreements with Institutions of Higher Education, Hospitals and Other Nonprofit Organizations."

      "Uniform Administrative Requirements for Grants and Cooperative Agreements to State and Local Governments," (Common Rule) Title 15, CFR Part 24.

Cost Principles (As Applicable)

      Federal Acquisition Regulations (FAR) System, Part 31, "Contract Cost Principles and Procedures."

      Office of Management and Budget (OMB), Circular A-21, "Cost Principles for Educational Institutions."

      Office of Management and Budget (OMB), Circular A-87, "Cost Principles for State, Local and Indian Tribal Governments."

      Office of Management and Budget (OMB), Circular A-122, "Cost Principles for Nonprofit Organization."

Chapter 2. Reporting Requirements

Report Package: The report package should include the following:

      1. A Schedule of Fund Sources and Project Costs including disclosure notes prepared by the NIST joint venture participant. The Schedule should include the most recently approved project budget. The budget information is found on Form NIST-1263. Chapter 3 of these guidelines provides further details on the preparation of the Schedule. Appendix A provides an illustrative example.

      2. An opinion on the Schedule of Fund Sources and Project Costs of the ATP award. Chapter 4 of these guidelines includes a discussion of the cost principles governing the project costs. The auditor's opinion should be issued in accordance with the AICPA's Codification of Statement of Auditing Standards, Section 623, Paragraph 22, Special Purpose Financial Presentation to Comply with Contractual Agreement or Regulatory Provisions. Appendix B provides an illustrative example.

      3. An opinion on management's assertions on the entity's compliance with specified requirements applicable to the ATP program. The practitioner's opinion should be issued in accordance with the AICPA's Statement on Standards for Attestation Engagements No. 3, Compliance Attestation. The management assertions are found in Chapter 5 of these guidelines. Appendix C provides an illustrative example.

      4. A written communication of any reportable conditions or material weaknesses which were noted in the audit of the Schedule of Fund Sources and Project Costs or during the compliance attestation engagement that could adversely affect the entity's ability to report financial data or comply with the specified compliance requirements. AICPA Statement of Auditing Standards (SAS) No. 60, Communication of Internal Control Structure Related Matters Noted in an Audit, requires these internal control deficiencies be communicated to management. These guidelines require the communication be in writing. A report on the Internal Controls prepared in accordance with Government Auditing Standards is not required for financial-related audits.

      5. A Schedule of Findings and Questioned Costs when applicable. This schedule will include all material findings and questioned costs resulting from the compliance testing or identified through the audit of the Schedule of Fund Sources and Project Costs. The findings should be developed with information necessary to facilitate the audit resolution process (i.e., the size of the universe and corresponding dollar amount, size and dollar amount of the sample, and number and corresponding dollar amount of the instances of noncompliance). Because independent auditors do not disallow costs, questioned costs are identified for possible disallowance by the Department of Commerce.

      6. A Corrective Action Plan when applicable. Management should describe the corrective action taken or planned in response to the findings and questioned costs identified by the auditor. The plan should also include the status of corrective actions taken on prior findings resulting from independent audits or audits performed by the Office of Inspector General.

Submission of Reports: The report package should be submitted within 90 days of the end of the reporting period. The joint venture participants should submit with the report package the joint venture participant's most recent audited or reviewed financial statements. Two copies should be submitted to the Department of Commerce. One copy should be submitted to the NIST Grants Officer at the following address:

            NIST Grants Office
            Cooperative Agreement No. ______________
            Building 301, Room B129
            Gaithersburg, Maryland 20899-0001

The other copy should be forwarded to the Office of Inspector General at the following address:

            U.S. Department of Commerce
            Office of Inspector General
            ATTN: ATP Program-Specific Audit Report
            401 West Peachtree Street, NW, Suite 2342
            Atlanta, Georgia 30308

In the accompanying transmittal letter, please provide the name and phone number of the joint venture participant's designated contact person in the event of questions about the submitted reports.

Chapter 3. The Schedule of Fund Sources and Project Costs

The Schedule of Fund Sources and Project Costs as presented in Appendix A will be prepared by the joint venture participant from their accounting records. The Schedule should report the latest approved budget as identified on Form NIST-1263, the total fund sources, and project costs for the reporting period. Projects costs include costs allowable under the applicable cost principles subject to all limitations and exclusions set forth in the award including the award's special and general terms and conditions, and DOC's financial assistance standard terms and conditions. In addition, the joint venture participant should review the guidance included in ATP's Proposal Preparation Kit for the allowability or valuation of a specific cost element. If the aforementioned documents are silent on the accounting for a specific item of cost, then generally accepted accounting principles should be used.

The joint venture participant should prepare adequate disclosure notes to describe the basis of the schedule's presentation and any significant accounting policies used in preparing the schedule. In addition, the notes should include a general description of the company receiving the ATP award, a general project description, basic award terms such as the amount of federal funding, the recipient's required match and a list of the other joint venture members. When appropriate, disclosure notes should also include related party transactions, subsequent events, and material questioned costs.

4. The Auditor's Opinion on the Schedule of Fund Sources and Project Costs

Overview: The Schedule of Fund Sources and Project Costs is the ATP financial statement. This program financial statement should be audited under generally accepted auditing standards incorporated into Government Auditing Standards. The opinion on the Schedule of Fund Sources and Project Costs should be prepared in accordance with the AICPA's Codification of Statement of Auditing Standards,
Section 623, Paragraph 22, Special Purpose Financial Presentation to Comply with Contractual Agreement or Regulatory Provisions.

The Schedule of Fund Sources and Project Costs is prepared in conformance with the terms of the award and consistent with the cost principles which govern the expenditures of funds. This presentation of project income and expenditures is referred to as an other comprehensive basis of accounting. If material questioned costs are found while the auditor is forming an opinion of the ATP financial statement or during the attestation engagement, the Schedule of Fund Sources and Project Costs should remain unchanged and include the total project costs incurred, including the material questioned costs. The costs questioned should be disclosed in the accompanying notes to the ATP financial statement. With adequate note disclosure, the auditor can issue an unqualified opinion with an explanatory paragraph following the opinion, as appropriate.

Cost Principles: There are federal cost principles for each type of recipient receiving federal assistance. The cost principles applicable to the recipient are stated in the award document. Allowability of costs is determined as follows:

For-profit organizations - Federal Acquisition Regulations (FAR) Part 31,
                           "Contract Cost Principles and Procedures"

Non-profit organizations - OMB Circular A-122, "Cost Principles for Nonprofit
                           Organizations"

Educational organizations - OMB Circular A-21, "Cost Principles for Educational
                            Organizations"

Government organizations - OMB Circular A-87, "Cost Principles for State, Local
                           and Indian Tribal Governments"

The ATP program was created as a cost reimbursement research and development vehicle. NIST built the cost reimbursement theory into the ATP regulation and cooperative agreements by requiring compliance with applicable federal administrative requirements and cost principles. Reimbursement claims to NIST using a basis other than cost (e.g., GSA Schedule, commercial price, list price, etc.) are not allowable under the terms of ATP cooperative agreements. The cost principles apply to the total ATP project cost, regardless of whether the cost element is part of the federal or nonfederal share. ATP recipients may not claim as part of their nonfederal cost share, the difference between actual cost and market price of products contributed to the joint venture.

Cost Limitations: The following costs are not allowable under the ATP program regardless of whether they are allowable under the FAR or OMB cost principles:

1.    Cost of tuition for students working on the ATP project.

2. Profit, management fees, interest on borrowed funds, and facilities capital cost of money

3.    Marketing surveys, pre-commercialization or commercialization studies.

4.    Bid and proposal costs.

5.    Costs incurred in prior time periods, i.e. "sunk" costs.

6. Independent Research and Development (IR&D) costs when funded from Federal sources..

7. Direct charges for the construction of new buildings or extensive renovations of existing laboratory buildings.

Refer to the ATP Proposal Preparation Kit for further details regarding the unallowable costs cited above.

The award terms and conditions stipulate prior approval requirements. As of the date of these guidelines, the following are allowable ONLY IF prior approval is obtained from the NIST Grants Officer.

1.    All sole source subcontracts over $100,000.

2. Budget transfers among direct cost categories exceeding 10 percent of the total budget.

3.    Capital expenditures in excess of $100,000.

4.    Changes to key personnel.

5.    Changes to the scope of work.

6.    Changes in matching funds.

7.    Changes to or new members of the joint venture.

Indirect Costs: Costs claimed as indirect costs are subject to all the same limitations and prior approval requirements as direct costs. In order to be reimbursed for indirect costs, each joint venture participant must have an indirect cost rate or proposal approved by its federal cognizant agency. The indirect cost rate proposals provide a basis for allocating indirect costs to federal programs. They should be submitted by the joint venture participant to its cognizant federal agency within 90 days of receiving the ATP award. Costs claimed as indirect costs are subject to all the same limitations and prior approval requirements as direct costs.

If the entity has received a final rate from its cognizant agency, there is no need for end of the year adjustments to reflect actual costs. However, if the entity has a negotiated provisional rate or approved indirect cost proposal allowing the organization to charge at their calculated provisional rate, then the indirect cost claimed should be adjusted to reflect actual indirect costs incurred and allocable to the award during the year. If the indirect costs were based on a fixed rate with carryover provisions, management must determine the correct carryforward adjustment based on any differences between costs claimed and actual costs incurred for the year. Regardless of any approved indirect cost rate applicable to the award, the maximum dollar amount of allocable indirect costs will not exceed the line item for indirect costs contained in the approved budget.

Suggested Audit Procedures - The following are the suggested audit procedures for determining the allowability of costs in accordance with the cost principles:

1. Obtain the latest approved budget (Form NIST-1263) for the project period under audit.

2.    Test that the costs are within the approved budget.

3. Test that the costs are allocable to the ATP award in accordance with the applicable cost principles.

4. Test that the cost conforms to any limitations or exclusions set forth in the cooperative agreement award, applicable terms and conditions incorporated in the award, i.e., Special Award Conditions, ATP General Terms and Conditions or DOC Financial Assistance Standard Terms and Conditions.

5. Ascertain that the cost has been given consistent accounting treatment within and between accounting periods.

6. Test on a sample basis that the cost charged to ATP is a net cost, i.e., all applicable credits, volume or cash discounts, refunds, rental income, trade-ins, scrap sales, etc., have been subtracted.

7. Examine on a sample basis the underlying documentation, i.e., time and attendance payroll records, time and effort records for employees charged to more than one activity, approved purchase orders, vendor invoices, canceled checks, etc., as appropriate, and determine that the cost is correctly charged as to project, account, amount and period.

8. For wages, salaries and fringe benefits, test on a sample basis that the employee's total compensation is consistent with established company practices for that category of employee.

9. For wages, salaries and fringe benefits, compare a representative sample of individual compensation levels to prior years and test that the escalation clause in the approved budget is not exceeded.

10. Test, on a sample basis, that charges for fringe benefits including sick leave, vacation leave, life and health insurance, and pension plans are supported by a plan and these benefits are distributed allocably to the ATP program.

11. Test, on a sample basis, that depreciation is not being claimed on assets or a portion of the assets purchased with federal funds.

12. Inquire of management, the valuation method used for software development costs and for valuation of software or other company assets contributed to the joint venture, or sold, given or exchanged to other joint venture members. NOTE: Any valuation in excess of cost should be questioned in the Schedule of Findings and Questioned Costs unless there was an advance financial understanding or other written approval from the NIST Grants

      Office. If the Grants Office provided written approval for a valuation method other than cost, the valuation method should be disclosed in the notes to the financial statements.

13. Determine whether software development and other project expenses charged to the award are valued at cost; determine that the costs were incurred during the award period and are in conformance with the applicable cost principles.

Chapter 5. The Attestation Engagement

Overview: The practitioner is required to obtain written assertions from management as part of the compliance attestation engagement performed in accordance with the AICPA's Statement on Standards for Attestation Engagement
(SSAE) No. 3, Compliance Attestation. In addition to the five specific assertions that follow, management's written representations should include the general matters required by paragraph 70 of SSAE No. 3, Compliance Attestation. Management's written assertions are an integral part of the engagement. Materiality relates to each specific management assertion.

Management Assertions, Compliance Requirements and Suggested Examination
Procedures:

1. Matching or Cost-sharing

Management Assertion. The matching funds required by the ATP award have been provided. These funds are not from a subcontractor or other federal sources. The matching funds claimed as ATP project costs were not also used as matching funds on other federally supported activities. The matching funds meet the definition provided in OMB Circular A-110, Subpart C, Paragraph 23 and conform to the limitations in Title 15, CFR Part 295.2(l).

Compliance Requirement - The ATP statute and implementing regulations require joint ventures to provide a match that is more than 50 percent of the total project costs. ATP regulation has defined the term "matching funds" to include the following: 1) dollar contributions from state, county, city, company or other non-federal sources, 2) in-kind contributions of persons employed full time by the joint venture, 3) in-kind contributions of a pro-rata share of part-time personnel that the program deems essential and who devote at least 50 percent of their time to the program, and 4) in-kind value of equipment that the program deems essential and can be either the cost of new equipment or the depreciated value of previously purchased equipment. The value of equipment will be further pro-rated according to the share of total use dedicated to carrying out the proposed ATP work program. ATP has placed two additional dollar limits on the allowability of matching funds which is 1) the total in-kind value of part-time personnel cannot exceed 20 percent of the applicant's total annual share of matching funds, and 2) the total in-kind value of equipment expenditures cannot exceed 30 percent of the applicant's total annual share of matching funds.

ATP requires that there are at least two separately owned for-profit members in a joint venture and the joint venture participants contribute toward the cost-sharing or matching requirement per the terms of the cooperative agreements. Subcontractors may not contribute towards the matching fund requirement. The joint venture participant cannot use funds received from other federal programs for the matching share to the ATP award. The joint venture participant cannot use the same cost as a charge or required match to two separate federal programs.

Suggested Examination Procedures

      1. Ascertain the amount of match provided by the joint venture participant. Determine whether the recipient met the required match specified in the cooperative agreement.

      2. Ascertain that the match provided did not come from a subcontractor to the project or from other federal sources.

      3. Inquire of management whether the costs charged to the ATP project have been used to meet cost-sharing or matching requirements of other federally supported activities.

      4. If in-kind contributions are part of the match, trace these contributions to the joint venture participant's accounting and summary records to determine that the value of the in-kind contribution is in accordance with OMB Circular A-110, Subpart C, Paragraph 23 and conforms to the limitations in ATP regulations.

2. Property Management

Management Assertion. Equipment acquired with the ATP funds has been accounted for in accordance with federal property management standards found in OMB Circular A-110, Subpart C, Paragraphs 30-37.

Compliance Requirement - Title to equipment acquired using federal financial assistance vests with the recipient. The recipient agrees to use the equipment for the authorized purpose of the project as long as it is needed and will not encumber the asset. There are no requirements pertaining to equipment with a cost of less than $5,000. NIST has disposition authority as described in OMB Circular A-110, Subpart C, Paragraph 34.

While title to property and equipment vests with the recipient, the recipient has no cost basis in the assets purchased with government funds. The recipient's fixed asset system, therefore, must clearly identify that federal funds are the source of funding for the assets. The company is neither entitled to a depreciation deduction on their corporate tax return nor the R & D credit based on federal expenditures under this program.

Suggested Examination Procedures

      1. Ascertain that the recipient has a fixed asset system to identify equipment purchased, including the source of funds for equipment, percentage of federal ownership, location, cost and other pertinent information.

      2. Ascertain that a physical inventory is conducted at least once every two years.

      3. Inquire as to the disposal of ATP funded equipment during the award period. Ascertain whether disposition instructions were requested from NIST and, if so, were they followed. If disposition instructions were not requested, did the disposition of property meet the requirements of OMB A-110, Subpart C, Paragraph 34.

3. Procurement

Management Assertion. Federal procurement standards described in OMB Circular A-110, Subpart C, Paragraphs 40-48 have been incorporated into the purchasing policies and adhered to for ATP award expenditures.

Compliance Requirement - The purpose of federal procurement requirements is to provide to the maximum extent practical open and free competition. Recipients will use their own written procurement procedures provided these procedures conform to federal law and regulations identified in OMB Circular A-110 Subpart C, Paragraphs 40-48.

Suggested Examination Procedures

      1. Review the recipient's written procurement policies. If the previous program-specific audit did not disclosed any problems with the recipient's procurement policies then examine only changes to those policies since the previous audit.

      2. Test a representative sample of procurement transactions. Evaluate whether the contract files maintain sufficient detail to document the significant history of the procurement, including the rationale for method of procurement, selection of contract type, contractor selection or rejection, including contract modifications.

      3. Inquire about the rationale for any procurement with limited competition.

      4. Review correspondence to determine that documentation for procurement transactions exceeding $100,000 was submitted to the NIST grants officer for approval if any of the following conditions exist: 1) the award was made by noncompetitive negotiation, 2) only a single bid or offer was received, 3) the award was made to other than the apparent low bidder, or 4) a brand name product was specified.

4. Federal Reporting

Management Assertion. The amounts in the quarterly financial status reports and the monthly and quarterly requests for reimbursements agree with the underlying accounting records and summary records.

Compliance Requirement - Quarterly financial status report (SF 269) and a monthly or quarterly request for reimbursement (SF 270) are required. The financial status report and claims for reimbursement contain information that can be reconciled to the accounting records from which the Schedule of Fund Sources and Project Costs was prepared. A report of federal cash transactions (SF 272) is required if federal funds are provided under a cash advance.

Suggested Examination Procedures

      1.    Test that required reports are filed on a timely basis.

      2. Obtain an understanding of the awardee's procedures for preparing and reviewing the financial status reports and the request for reimbursement.

      3. Select a sample of financial status reports and requests for reimbursement to determine that the reports are prepared according to DOC instructions. For the sample, trace significant data to supporting documentation, i.e. summary worksheets, ledgers, etc. Report all material differences between financial reports and the company's accounting records.

      4. Review the company's system for monitoring payment requests from subcontractors. Test for controls which will limit payments to actual reimbursements.

      5. Review significant adjustments made to the general ledger accounts or other accounting records affecting the ATP award and evaluate for propriety. Ascertain whether amended federal reports were submitted for these adjustments.

5. Subcontractors

Management Assertion. The contracts entered into with subcontractors, as defined below, require that the subcontractors adhere to federal laws and regulations as specified by the ATP award and sanctions are specified for the subcontractor's noncompliance.

Compliance Requirement - The joint venture is ultimately responsible to NIST for funds passed to a subcontractor. For the purpose of these guidelines, a subcontractor is defined as an organization which receives a portion of the financial assistance from the awardee and assists the ATP awardee in meeting the project's goals. A subcontractor is not a joint venture recipient. The ATP awardee should include in each subcontract adherence to the federal laws and regulations required by the ATP project.

Suggested Examination Procedures

      1. Test subcontracts to determine that the ATP awardee required adherence to federal laws and regulations as specified by the ATP award.

      2. Test subcontracts to determine that there are sanctions in place for noncompliance with laws and regulations as specified by the ATP award and if noncompliance was found that the sanctions were enforced.

      3. Ascertain whether the ATP awardee received the subcontractor's audit reports and/or has performed other monitoring of the subcontractor.

                                                                      Appendix A

                   Schedule of Fund Sources and Project Costs
                  for NIST's Cooperative Agreement 70xxxx#x####
                                   CFDA 11.612
                      For the Period of xx/xx/xx - xx/xx/xx

                                             Approved        Actual Receipts
                                              Budget         & Project Costs
                                             ========        ===============
Fund Sources

ATP Award Funds
                                         ---------------     ---------------
Recipient's Contribution
                                         ---------------     ---------------
Program Income
                                         ---------------     ---------------
Other
                                         ---------------     ---------------
    Total Fund Sources
                                         ===============     ===============

Project Costs

Direct Costs
  Personnel Salaries
    Technical
                                         ---------------     ---------------
    Administrative
                                         ---------------     ---------------
  Fringe Benefits
    Technical
                                         ---------------     ---------------
    Administrative
                                         ---------------     ---------------
  Travel
                                         ---------------     ---------------
  Equipment
                                         ---------------     ---------------
  Materials/Supplies
                                         ---------------     ---------------
  Subcontracts
                                         ---------------     ---------------
  Other
                                         ---------------     ---------------

Total Direct Costs
                                         ---------------     ---------------

Total Indirect Costs
                                         ---------------     ---------------

    Total Project Costs
                                         ===============     ===============

                                                                      Appendix B

                         Independent Auditor's Report on
                 The Schedule of Fund Sources and Project Costs
             for NIST ATP Cooperative Agreement Number 70xxxx#x####
                     For the Period of xx/xx/xx to xx/xx/xx

                          Independent Auditor's Report

[Addressee]

We have audited the accompanying Schedule of Fund Sources and Project Costs of [joint venture participant] as of [date of this report]. This Schedule of Fund Sources and Project Costs is the responsibility of [joint venture participant's] management. Our responsibility is to express an opinion on the Schedule of Fund Sources and Project Costs based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Schedule of Fund Sources and Project Costs are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Schedule of Fund Sources and Project Costs. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Schedule of Fund Sources and Project Costs. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Schedule of Fund Sources and Project Costs was prepared for the purpose of complying with the award requirements of the ATP cooperative agreement number 70xxxx#x#### entered into by [joint venture participant] and the U.S. Department of Commerce as described in Note X. This Schedule was prepared in conformance with the award requirements which is a comprehensive basis of accounting other than generally accepted accounting principles.

In our opinion, the Schedule of Fund Sources and Project Costs referred to above presents fairly, in all material respects(1), the source of funds and project costs of [joint venture participant] for the period [year end (date)/period from
(date) to (date)] in conformity with the basis of accounting described in Note
X.

This report is intended solely for the information and use of the audit committee, management and the U.S. Department of Commerce and should not be used for any other purpose.

[Signature]

[Date]

----------
      (1) The auditor should modify the standard report and issue a qualified, adverse or disclaimer of opinion, as appropriate, in the following circumstances:
- The joint venture participant does not adjust the Schedule of Fund Sources and Project Cost or disclose the material questioned costs in the accompanying notes.
- In forming an opinion on the Schedule of Fund Sources and Project Costs the extent of other potentially unallowable costs in transactions not tested should be considered.

                                                                      Appendix C

                Opinion on Management's Assertions on Compliance
                  with Specified Requirements Applicable to the
                        NIST Advanced Technology Program
                   Cooperative Agreement Number 70xxxxx#x####

                         Independent Accountant's Report

[Addressee]

We have examined management's assertions included in its representation letter dated [date], that [joint venture participant] complied with [list specified compliance requirements or attach in accompanying schedule], relative to [joint venture participant' s] Schedule of Fund Sources and Project Costs which is part of this report package. As discussed in that representation letter, management is responsible for [joint venture participant's] compliance with those requirements. Our responsibility is to express an opinion on management's assertions about [joint venture participants] compliance based on our examination.

Our examination was made in accordance with Government Auditing Standards, issued by the Comptroller General of the United States; standards established by the American Institute of Certified Public Accountants; and the NIST Program-Specific Audit Guidelines for Advanced Technology Program (ATP) Cooperative Agreements with Joint Ventures, issued by the U.S. Department of Commerce, Office of Inspector General, dated October 1996 and, accordingly, included examining, on a test basis, evidence about [joint venture participant's] compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on [joint venture participant's] compliance with specified requirements.

In our opinion, management's assertions that [joint venture participant] complied with the aforementioned requirements relative to the [joint venture participant's] ATP Award Cooperative Agreement No. 70xxxx#x#### during the [year ended (date)/period from(date) to (date)] are fairly stated, in all material respects(2).

This report is intended solely for the information of the audit committee, management, and the U.S. Department of Commerce.

[Signature]
[Date]

----------
      (2) The practitioner should modify the standard report if any of the following conditions exist:
- There is a material noncompliance with specified requirements;
- There is a matter involving a material uncertainty;
- There is a restriction on the scope of the engagement, or
- The practitioner decides to refer to the report of another practitioner as the basis, in part, for the practitioner's report.

When an examination of management's assertions about an entity's compliance with specified requirements discloses material noncompliance, the practioner should follow the guidance in paragraph 62 through 68 of SSAE No. 3.

--------------------------------------------------------------------------------
FORM CD-451                                          U.S. DEPARTMENT OF COMMERCE
(REV. 10-93)

DAO 203-26

                     AMENDMENT TO FINANCIAL ASSISTANCE AWARD
--------------------------------------------------------------------------------
RECIPIENT NAME

Plug Power, LLC
--------------------------------------------------------------------------------
STREET ADDRESS

968 Albany-Shaker Road
--------------------------------------------------------------------------------
CITY, STATE, ZIP CODE

Latham, NY 12110
--------------------------------------------------------------------------------

              |_| GRANT                          |X| COOPERATIVE
                                                     AGREEMENT

--------------------------------------------------------------------------------
ACCOUNTING CODE

                                  **SEE BELOW
--------------------------------------------------------------------------------
AWARD NUMBER

                                  70NANB8H4039
--------------------------------------------------------------------------------
AMENDMENT NUMBER

                                       01
--------------------------------------------------------------------------------
EFFECTIVE DATE

                                   JAN 11 1999
--------------------------------------------------------------------------------
EXTEND WORK COMPLETION TO

--------------------------------------------------------------------------------
DEPARTMENT OF COMMERCE OPERATING UNIT
NATIONAL INSTITUTE OF STANDARDS AND TECHNOLOGY GRANTS OFFICE
BUILDING 301, ROOM B129, GAITHERSBURG, MARYLAND 20899-0001
--------------------------------------------------------------------------------
                                   PREVIOUS                           TOTAL
COSTS ARE REVISED AS FOLLOWS:  ESTIMATED COSTS   ADD    DEDUCT   ESTIMATED COST
--------------------------------------------------------------------------------
FEDERAL SHARE OF COST             $4,737,848     $-0-    $-0-      $4,737,848
--------------------------------------------------------------------------------
RECIPIENT SHARE OF COST           $5,000,000     $-0-    $-0-      $5,000,000
--------------------------------------------------------------------------------
TOTAL ESTIMATED COST              $9,737,848     $-0-    $-0-      $9,737,848
--------------------------------------------------------------------------------
REASON(S) FOR AMENDMENT

Project Title: Distributed Premium Power Fuel Cell Systems Incorporating Novel Materials and Assembly Techniques under Advanced Technology Program (ATP) 98-03

This cooperative agreement is being amended to (1) change the project period from 01/01/99 - 12/31/00 to 02/28/99 - 02/27/01, per Recipient's requests dated
12/23/98 & 01/05/99; (2) provide Recipient a twenty-nine (29) day extension until 01/29/99, to submit documentation required under Article Eight (8) JV Contingency of the ATP Special Award Conditions; and (3) indicate on the attached, those terms and conditions affected by this action, and any administrative or statutory requirements.
--------------------------------------------------------------------------------
This Amendment approved by the Grants Officer is issued in triplicate and constitutes an obligation of Federal funding. By signing the three documents, the Recipient agrees to comply with the Amendment provisions checked below and attached, as well as previous provisions incorporated into the Award. Upon acceptance by the Recipient, two signed Amendment documents shall be returned to the Grants Officer and the third document shall be retained by the Recipient. If not signed and returned by the Recipient within 15 days of receipt, the Grants Officer may declare this Amendment null and void.

|X| Special Award Conditions

|_| Line Item Budget

|_| Other(s):
              -----------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

**ACCOUNTING CODE: cc: 8/474-0342 Obj. Cl. 4110 Req. No. 8/474-4273 $0.00
-------------------------------------------------------------------------

B-AE93-N-H-F-N-A-36-41399 EIN: 16-1528998 474/G. Ceasar
--------------------------------------------------------------------------------
SIGNATURE OF DEPARTMENT OF COMMERCE GRANTS OFFICER     TITLE             DATE
Lois McDuffee    /s/ Lois McDuffee                     Grants Officer    1/11/99
--------------------------------------------------------------------------------
TYPED NAME AND SIGNATURE OF AUTHORIZED
RECIPIENT OFFICIAL                                     TITLE             DATE
/s/ [ILLEGIBLE]                                        President & CEO   1/22/99
--------------------------------------------------------------------------------

ELECTRONIC FORM                                                                3

8. JV CONTINGENCY:

No costs (Federal or Non-Federal) shall be incurred or charged to this cooperative agreement until the Grants Officer has received and approved in writing the following:

A. By 01/29/99 the designation of a qualified replacement Joint Venture (JV) Partner, and an executed Joint Venture (JV) Agreement.

B. The Joint Venture (JV) Agreement which must include, but is not limited to, the following provisions: (a) a Power of Attorney clause, which designates an organization to serve as the collaboration's Administrator and to enter into this cooperative agreement for and on behalf of the entire JV; (b) an Intellectual Property Plan, which delineates the disposition of the collaboration's intellectual property: (c) a Governmental Use License, which grants to the Government a right to use the intellectual property created under the ATP-sponsored project; (d) a Precedence clause, which relegates the terms of the JV agreement to those of the NIST cooperative agreement; (e) Addition, Withdrawal and Termination provisions, outlining the collaboration's intended mechanisms for each action; and (f) a Liability and/or Indemnification clause(s), stating the ways in which liability issues will be handled by the collaboration.

C. A copy of the notification letter sent to both the Department of Justice and the Federal Trade Commission regarding the JV and its membership and proposed area of technical collaboration.

D. In accordance with the ATP Proposal Preparation Kit (December 1997) the replacement Joint Venture (JV) Partner is required to submit the following executed forms -- accessible at http://www.atp.nist.gov/atp/kit-98/99pdfkit.htm:

1)    SF-424B,
2) CD-346 (proposed technical and business project managers, as well as the key officer who will have fiduciary responsibility is required to complete),
3)    CD-511,
4)    NIST-1263 (working together with Joint Venture (JV) Partner, Plug Power,
      LLC) for entire project period, and
5)    SF-LLL (if applicable) to all proposed joint venture participants.

The above documentation must be submitted to the Grants Office within twenty-nine (29) days from the date of the execution of this amendment to the cooperative agreement award by the Grants Officer. This amendment to the cooperative agreement may be terminated by the Grants Officer for cause if the fully executed JV agreement is not submitted timely.

Special Award Conditions/ATP-JV/01-99

[LOGO] Plug Power
================================================================================
       968 Albany-Shaker Rd, Latham, NY 12110

                                                                  Gary Mittleman
                                           President and Chief Executive Officer

       ADDENDUM TO U.S. DEPARTMENT OF COMMERCE FINANCIAL ASSISTANCE AWARD

      By signing below, Plug Power, LLC ("Plug") concurs with the NIST Grants Office request to amend the U.S. Department of Commerce Financial Assistance Award Number 70NANB8H4039 such the proposal start date will be February 28, 1999.


                            Signed: /s/ Gary Mittleman      Date: Jan 5, 1999
                                    ------------------            -----------

                                    Gary Mittleman
                                    President and Chief Executive Officer
                                    Plug Power LLC

--------------------------------------------------------------------------------
FORM CD-451                                          U.S. DEPARTMENT OF COMMERCE
(REV. 10-93)

DAO 203-26

                     AMENDMENT TO FINANCIAL ASSISTANCE AWARD
--------------------------------------------------------------------------------
RECIPIENT NAME

Plug Power, LLC
--------------------------------------------------------------------------------
STREET ADDRESS

968 Albany-Shaker Road
--------------------------------------------------------------------------------
CITY, STATE, ZIP CODE

Latham, NY 12110
--------------------------------------------------------------------------------

              |_| GRANT                          |X| COOPERATIVE
                                                     AGREEMENT

--------------------------------------------------------------------------------
ACCOUNTING CODE

                                  **SEE BELOW
--------------------------------------------------------------------------------
AWARD NUMBER

                                  70NANB8H4039
--------------------------------------------------------------------------------
AMENDMENT NUMBER

                                       02
--------------------------------------------------------------------------------
EFFECTIVE DATE

                                  May 10, 1999
--------------------------------------------------------------------------------
EXTEND WORK COMPLETION TO

--------------------------------------------------------------------------------
DEPARTMENT OF COMMERCE OPERATING UNIT
NATIONAL INSTITUTE OF STANDARDS AND TECHNOLOGY, GRANTS OFFICE
BUILDING 411, ROOM A143, 100 BUREAU DRIVE, STOP 3576,
GAITHERSBURG, MARYLAND 20899-3576
--------------------------------------------------------------------------------
                                   PREVIOUS                           TOTAL
COSTS ARE REVISED AS FOLLOWS:  ESTIMATED COSTS   ADD    DEDUCT   ESTIMATED COST
--------------------------------------------------------------------------------
FEDERAL SHARE OF COST             $4,737,848     $-0-    $-0-      $4,737,848
--------------------------------------------------------------------------------
RECIPIENT SHARE OF COST           $5,000,000     $-0-   $2,204     $4,997,796
--------------------------------------------------------------------------------
TOTAL ESTIMATED COST              $9,737,848     $-0-   $2,204     $9,735,644
--------------------------------------------------------------------------------
REASON(S) FOR AMENDMENT

Project Title: Distributed Premium Power Fuel Cell Systems Incorporating Novel Materials and Assembly Techniques under Advanced Technology Program (ATP) 98-03

This cooperative agreement is being amended to (1) approve the substitution of Polyfuel, Inc. and SRI International for W.L. Gore as joint venture partners, as requested by Plug Power, LLC; (2) change the project date from 02/28/99 - 02/27/01 to 05/10/99 - 5/09/01, per the Recipient's request dated 05/05/99; (3)
approve the changes to the statement of work (SOW) specified in the Recipient's 02/05/99 submission; (4) remove contingency A-D established in Article (8) JV Contingency of the ATP Special Award Conditions; (5) approve revised budgets for years one and two, per the Recipient's request dated April 16, 1999; and (6) indicate on the attached, those terms and conditions affected by this action, and any administrative or statutory requirements.

--------------------------------------------------------------------------------
This Amendment approved by the Grants Officer is issued in triplicate and constitutes an obligation of Federal funding. By signing the three documents, the Recipient agrees to comply with the Amendment provisions checked below and attached, as well as previous provisions incorporated into the Award. Upon acceptance by the Recipient, two signed Amendment documents shall be returned to the Grants Officer and the third document shall be retained by the Recipient. If not signed and returned by the Recipient within 15 days of receipt, the Grants Officer may declare this Amendment null and void.

|X| Special Award Conditions

|X| Line Item Budget                   PLEASE RETAIN FOR YOUR
                                               RECORDS
|_| Other(s):
              -----------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

**ACCOUNTING CODE: cc: 8/474-0342 Obj. Cl. 4110 Req. No. 8/474-4273 $0.00
-------------------------------------------------------------------------

B-AE93-N-H-F-N-A-36-41399 EIN: 16-1528998 474/G. Ceasar
--------------------------------------------------------------------------------
SIGNATURE OF DEPARTMENT OF COMMERCE GRANTS OFFICER     TITLE             DATE
Lois McDuffee    /s/ Lois McDuffee                     Grants Officer    5/18/99
--------------------------------------------------------------------------------
TYPED NAME AND SIGNATURE OF AUTHORIZED
RECIPIENT OFFICIAL                                     TITLE             DATE
William Acker    /s/ William Acker                     Vice President    6/21/99
--------------------------------------------------------------------------------

ELECTRONIC FORM                                                                3

                            SPECIAL AWARD CONDITIONS
                   ADVANCED TECHNOLOGY PROGRAM - JOINT VENTURE
                                 PLUG POWER, LLC
                     COOPERATIVE AGREEMENT NO. 70NANB8H4039
                                 AMENDMENT NO. 2

THE FOLLOWING SPECIAL AWARD CONDITIONS ARE AMENDED:

2. JOINT VENTURE MEMBER(S)

The organization(s) named below have been approved as joint venture member(s) to conduct research described in the Recipient's proposal which is incorporated into this award. Any changes or new member(s) must be approved in writing by the Grants Officer:

1)  Plug Power, LLC, Latham, NY

2)  SRI International
    333 Ravenswood Avenue
    Menlo Park, CA 94025

3)  Polyfuel, Inc.
    333 Ravenswood Avenue
    Menlo Park, CA 94025

7. FUNDING LIMITATIONS

The scope of work and budget incorporated into this award covers a two-year period (referred to as the "project period") for a total amount of $4,737,848.00 in Federal funds. However, Federal funding available at this time is limited to $2,529,644.00 for the first year period (referred to as the "budget period"). Receipt of any additional funding up to the level projected under this award is contingent upon the availability of funds from Congress, satisfactory performance, and will be at the sole discretion the National Institute of Standards and Technology (NIST). The Recipient may not obligate, incur any expenditures, nor engage in any commitments which involve any amount in excess of the Federal amount presently available. No legal liability exists or will result on the part of the Federal Government for payment of any portion of the remaining funds which have not been made available under the award. If additional funds are not made available, any expenses incurred related to closeout activities must be funded from the amount already made available under this award. The notice of availability or non-availability of additional funding for the second and final year(s) will be made in writing by the Grants Officer. Only the Grants Officer is authorized to obligate funds. No other verbal or written notice should be relied upon by the Recipient.

Anticipated Future Funding:

Year 2: $2,208,204.00* (From 05/10/00 to 05/09/01)

8. JV CONTINGENCY:

The final executed Joint Venture Agreement is hereby approved by the Grants
Officer: In addition the notification requirements are fulfilled: Accordingly, contingencies A.-D., shown in amendment number one (1) are deleted.

9. COST SHARE

For the first year period, the cost sharing ratio applicable to this award is the Recipient's contribution of 51.25 ($2,659,370) and NIST's contribution of
48.75 ($2,529,644). Recipients must meet or exceed the cost share ratio on a quarterly financial reporting basis.

----------
* Of this amount $230,367 was previously obligated in the original award.

Special Award Conditions/ATP-JV/05-99

          ESTIMATED MULTI-YEAR BUDGET - JOINT VENTURE         YEAR: 1


CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.



                                                             Polyfuel        SRI      Plug Power  Total
                                                             --------    ----------   ----------  -----

1.  Object Class Category
    A.  Technical Personnel Salaries/Wages                    [***]         [***]     [***]       [***]
    B.  Technical Personnel Fringe Benefits                   [***]         [***]     [***]       [***]
    C.  Administrative Personnel Salaries/Wages               [***]         [***]     [***]       [***]
    D.  Administrative Personnel Fringe Benefits              [***]         [***]     [***]       [***]
    E.  Travel                                                [***]         [***]     [***]       [***]
    F.  Equipment                                             [***]         [***]     [***]       [***]
    G.  Materials/Supplies                                    [***]         [***]     [***]       [***]
    H.  Subcontracts                                          [***]         [***]     [***]       [***]
    I.  Other                                                 [***]         [***]     [***]       [***]
    J.  Total Direct Costs (Lines A thru I)                   [***]         [***]     [***]       [***]
    K.  Total Indirect Costs                                  [***]         [***]     [***]       [***]
    L.  Total Costs (Lines J & K)                             [***]         [***]     [***]       [***]
    M.  Non ATP Funds                                         [***]         [***]     [***]       [***]
    N.  ATP Funds Requested                                   [***]         [***]     [***]       [***]

2.  Sources of Funds
    A.  ATP (Same as Line N)                                  [***]         [***]     [***]       [***]
    B.  Plug Power                                            [***]         [***]     [***]       [***]
    C.  Gore                                                  [***]         [***]     [***]       [***]
    D.
    E.  Total Sources of Funds (Same as Line L]               [***]         [***]     [***]       [***]

3.  Tasks
    A.  Phase I                                               [***]         [***]     [***]       [***]
    B.  Phase II                                              [***]         [***]     [***]       [***]
    C.  Phase III                                             [***]         [***]     [***]       [***]
    D.  Phase IV                                              [***]         [***]     [***]       [***]
    E.
    F.
    G.
    H.
    I.  Total Costs of All Tasks (Same as Line L)             [***]         [***]     [***]       [***]


          ESTIMATED MULTI-YEAR BUDGET - JOINT VENTURE         YEAR: 2





                                                             Polyfuel        SRI      Plug Power  Total
                                                             --------    ----------   ----------  -----

1.  Object Class Category
    A.  Technical Personnel Salaries/Wages                    [***]         [***]     [***]       [***]
    B.  Technical Personnel Fringe Benefits                   [***]         [***]     [***]       [***]
    C.  Administrative Personnel Salaries/Wages               [***]         [***]     [***]       [***]
    D.  Administrative Personnel Fringe Benefits              [***]         [***]     [***]       [***]
    E.  Travel                                                [***]         [***]     [***]       [***]
    F.  Equipment                                             [***]         [***]     [***]       [***]
    G.  Materials/Supplies                                    [***]         [***]     [***]       [***]
    H.  Subcontracts                                          [***]         [***]     [***]       [***]
    I.  Other                                                 [***]         [***]     [***]       [***]
    J.  Total Direct Costs (Lines A thru I)                   [***]         [***]     [***]       [***]
    K.  Total Indirect Costs                                  [***]         [***]     [***]       [***]
    L.  Total Costs (Lines J & K)                             [***]         [***]     [***]       [***]
    M.  Non ATP Funds                                         [***]         [***]     [***]       [***]
    N.  ATP Funds Requested                                   [***]         [***]     [***]       [***]

2.  Sources of Funds
    A.  ATP (Same as Line N)                                  [***]         [***]     [***]       [***]
    B.  Plug Power                                            [***]         [***]     [***]       [***]
    C.  Gore                                                  [***]         [***]     [***]       [***]
    D.
    E.  Total Sources of Funds (Same as Line L]               [***]         [***]     [***]       [***]

3.  Tasks
    A.  Phase I                                               [***]         [***]     [***]       [***]
    B.  Phase II                                              [***]         [***]     [***]       [***]
    C.  Phase III                                             [***]         [***]     [***]       [***]
    D.  Phase IV                                              [***]         [***]     [***]       [***]
    E.
    F.
    G.
    H.
    I.  Total Costs of All Tasks (Same as Line L)             [***]         [***]     [***]       [***]


          ESTIMATED MULTI-YEAR BUDGET - JOINT VENTURE         YEAR: TOTAL

                                                             Polyfuel        SRI      Plug Power  Total
                                                             --------    ----------   ----------  -----

1.  Object Class Category
    A.  Technical Personnel Salaries/Wages                    [***]         [***]     [***]       [***]
    B.  Technical Personnel Fringe Benefits                   [***]         [***]     [***]       [***]
    C.  Administrative Personnel Salaries/Wages               [***]         [***]     [***]       [***]
    D.  Administrative Personnel Fringe Benefits              [***]         [***]     [***]       [***]
    E.  Travel                                                [***]         [***]     [***]       [***]
    F.  Equipment                                             [***]         [***]     [***]       [***]
    G.  Materials/Supplies                                    [***]         [***]     [***]       [***]
    H.  Subcontracts                                          [***]         [***]     [***]       [***]
    I.  Other                                                 [***]         [***]     [***]       [***]
    J.  Total Direct Costs (Lines A thru I)                   [***]         [***]     [***]       [***]
    K.  Total Indirect Costs                                  [***]         [***]     [***]       [***]
    L.  Total Costs (Lines J & K)                             [***]         [***]     [***]       [***]
    M.  Non ATP Funds                                         [***]         [***]     [***]       [***]
    N.  ATP Funds Requested                                   [***]         [***]     [***]       [***]

2.  Sources of Funds
    A.  ATP (Same as Line N)                                  [***]         [***]     [***]       [***]
    B.  Plug Power                                            [***]         [***]     [***]       [***]
    C.  Gore                                                  [***]         [***]     [***]       [***]
    D.
    E.  Total Sources of Funds (Same as Line L]               [***]         [***]     [***]       [***]

3.  Tasks
    A.  Phase I                                               [***]         [***]     [***]       [***]
    B.  Phase II                                              [***]         [***]     [***]       [***]
    C.  Phase III                                             [***]         [***]     [***]       [***]
    D.  Phase IV                                              [***]         [***]     [***]       [***]
    E.
    F.
    G.
    H.
    I.  Total Costs of All Tasks (Same as Line L)             [***]         [***]     [***]       [***]

[***] Note: All numbers in this chart have been omitted pursuant to Rule 406 under the Securities Act and filed separately with the Securities and Exchange Commission.

                                                                            Program
                                   Year 1               Year 2               Total
                                  --------             --------            ---------
Quarterly Costs               Q1 Q2 Q3 Q4 Total     Q1 Q2 Q3 Q4 Total    Q1 Q2 Q3 Q4 Total

   SRI International          [***]

   Poly Fuel

   Poly Power


Quarterly Cost Share

   SRI International

   Poly Fuel

   Poly Power

   Total Costs

Quarterly ATP Funds Requested